UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Michele T. Mosca     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the U.S. real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

Performance Commentary

Similar to the broader equity market, 2016 was a year of growth for the real estate market, with the MSCI U.S. Real Estate Investment Trust (REIT) Index posting a gain overall. Real estate investment trusts (REITs) have seen continued growth in income from properties, although rent growth has slowed to some degree in certain segments of the market. While the market as a whole performed the strongest in the first two quarters of the year, there was more significant differentiation by property type in the second half. Some areas of real estate which are more strongly linked to business activity experienced continued gains later in the year, as U.S. elections appeared to raise prospects for improved business confidence. However, areas such as the retail segment of the market experienced headwinds as regional malls continue to face a slowdown in department store sales. Additionally, interest rate increases weighed on real estate returns later in the year, although overall interest rate moves over the entire year were more modest.

The MSCI U.S. REIT Index returned 7.14% in 2016. The Real Estate Series Class S returned 7.91%, outperforming the benchmark. REIT sector positioning was modestly additive to relative performance over the year, while security selection was the most significant contributor. The Series has outperformed the benchmark over longer time periods as well (e.g., 3-year, 5-year, since inception).

Compared to the benchmark, an overweight to shopping centers, single family housing, student housing, and an underweight to Mall REITs benefited relative performance. An underweight to Triple Net Retail REITs and Hospitality REITs was a detractor. Selection was most favorable to relative performance in the Apartment and Healthcare sectors, while being offset to some degree by selection in Hospitality and Office REITs.

We believe overall there are favorable prospects for REITs to grow rents and cash flows. However, we believe growing levels of supply in some areas of the market suggest certain property types may be toward the later stage of their real estate cycle, particularly for apartments in central business districts, lodging, and certain segments of healthcare.

We currently favor datacenters within the office sector and single family housing and student housing within the residential sector. We are seeking to avoid mall exposure where consolidation and/or closings are occurring. Within healthcare, we have emphasized medium-to-smaller REITs which may benefit from growing demand for smaller medical office buildings. The portfolio currently has an allocation to timber as it offers a store of value and prospects for growth. Finally, we continue to target attractively valued securities by considering the real estate cycle and conducting company-level fundamental analysis.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of GDP growth. However, over the intermediate term, we could see a marginal cyclical pickup in growth and inflation, particularly in the U.S. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular growth trends in an effort to generate above market returns. We continue to anticipate volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

2

Real Estate Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Real Estate Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

3

Real Estate Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	7.91%	12.51%	13.77%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	8.17%	12.76%	13.94%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5,6]	7.14%	10.51%	13.55%
S&P 500 Total Return Index[7]	11.93%	14.65%	12.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception1 (November 10, 2009) to present (December 31, 2016) to the MSCI U.S. REIT Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 1.09% for Class S and 0.84% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S and 0.84% for Class I for the year ended December 31, 2016.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Real Estate Series - Class S.

5The Series’ primary index has changed from the Standard & Poor’s 500 Total Return Index to the MSCI U.S. Real Estate Investment Trust (REIT) Index because the market representation of the MSCI U.S. REIT Index better represents the principal investment strategies of the Series.

6The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

7The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$967.60	$5.39	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Class I
Actual	$1,000.00	$968.30	$4.16	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

5

Real Estate Series

Portfolio Composition as of December 31, 2016

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	4.0%	CubeSmart	2.4%
Equinix, Inc.	3.9%	Apartment Investment & Management Co. - Class A	2.2%
Prologis, Inc.	3.2%	Forest City Realty Trust, Inc. - Class A	2.2%
Community Healthcare Trust, Inc.	2.4%	Physicians Realty Trust	2.1%
AvalonBay Communities, Inc.	2.4%	Mid-America Apartment Communities, Inc.	2.1%

2As a percentage of total investments.

6

Real Estate Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.2%

Consumer Discretionary - 1.6%
Hotels, Restaurants & Leisure - 0.7%
Accor S.A. (France)[1]	57,150	$2,128,998

Household Durables - 0.9%
LGI Homes, Inc.*	95,290	2,737,682

Total Consumer Discretionary		4,866,680

Information Technology - 1.4%
IT Services - 1.4%
InterXion Holding N.V. - ADR (Netherlands)*	120,890	4,239,612

Real Estate - 96.2%
Real Estate Management & Development - 0.6%
First Capital Realty, Inc. (Canada)	123,580	1,902,505

REITS - Apartments - 15.3%
American Campus Communities, Inc.	105,020	5,226,845
American Homes 4 Rent - Class A	228,980	4,804,000
Apartment Investment & Management Co. - Class A	147,790	6,717,055
AvalonBay Communities, Inc.	40,590	7,190,518
Colony Starwood Homes	146,160	4,210,870
Education Realty Trust, Inc.	92,520	3,913,596
Equity Residential	76,240	4,906,806
Mid-America Apartment Communities, Inc.	64,940	6,358,925
UDR, Inc.	91,870	3,351,418

		46,680,033

REITS - Diversified - 20.7%
CatchMark Timber Trust, Inc. - Class A	262,070	2,950,908
CoreCivic, Inc.	211,290	5,168,153
CoreSite Realty Corp.	24,220	1,922,341
Crown Castle International Corp.	29,110	2,525,875
Digital Realty Trust, Inc.	62,330	6,124,546
Equinix, Inc.	32,800	11,723,048
Forest City Realty Trust, Inc. - Class A	315,800	6,581,272
Hibernia REIT plc (Ireland)[1]	1,027,000	1,330,804
Lamar Advertising Co. - Class A	57,610	3,873,696
NorthStar Realty Finance Corp.	193,140	2,926,071
Outfront Media, Inc.	187,425	4,661,260
Potlatch Corp.	93,910	3,911,352
Vornado Realty Trust	32,120	3,352,364
Weyerhaeuser Co.	204,830	6,163,335

		63,215,025

REITS - Health Care - 12.0%
Community Healthcare Trust, Inc.	315,260	7,260,438
Global Medical REIT, Inc.	321,410	2,866,977

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Health Care (continued)
HCP, Inc.	150,560	$4,474,643
Healthcare Realty Trust, Inc.	50,230	1,522,974
Healthcare Trust of America, Inc. - Class A	172,610	5,024,677
Physicians Realty Trust	343,270	6,508,399
Ventas, Inc.	71,680	4,481,434
Welltower, Inc.	64,400	4,310,292

		36,449,834

REITS - Hotels - 3.2%
Chesapeake Lodging Trust	170,870	4,418,698
Host Hotels & Resorts, Inc.	155,790	2,935,084
LaSalle Hotel Properties	73,940	2,252,952

		9,606,734

REITS - Industrial - 7.1%
Prologis, Inc.	185,860	9,811,549
Rexford Industrial Realty, Inc.	259,600	6,020,124
Terreno Realty Corp.	199,630	5,687,459

		21,519,132

REITS - Manufactured Homes - 2.0%
Equity LifeStyle Properties, Inc.	42,630	3,073,623
Sun Communities, Inc.	40,790	3,124,922

		6,198,545

REITS - Office Property - 7.6%
Alexandria Real Estate Equities, Inc.	54,900	6,101,037
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	120,490	1,752,849
Boston Properties, Inc.	33,030	4,154,513
Brandywine Realty Trust	292,070	4,822,076
Columbia Property Trust, Inc.	111,530	2,409,048
Douglas Emmett, Inc.	107,980	3,947,749

		23,187,272

REITS - Regional Malls - 9.1%
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	1,905,315	1,181,076
General Growth Properties, Inc.	218,950	5,469,371
The Macerich Co.	51,780	3,668,095
Simon Property Group, Inc.	69,020	12,262,783
Tanger Factory Outlet Centers, Inc.	83,740	2,996,217
Taubman Centers, Inc.	30,150	2,228,990

		27,806,532

REITS - Retail - 1.2%
Klepierre (France)[1]	92,350	3,623,692

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Shopping Centers - 5.0%
Brixmor Property Group, Inc.	147,180	$3,594,136
DDR Corp.	193,450	2,953,982
Equity One, Inc.	111,160	3,411,500
Retail Properties of America, Inc. - Class A	170,830	2,618,824
Urban Edge Properties	95,070	2,615,376

		15,193,818

REITS - Single Tenant - 5.1%
Agree Realty Corp.	95,300	4,388,565
Spirit Realty Capital, Inc.	516,380	5,607,887
STORE Capital Corp.	223,070	5,512,060

		15,508,512

REITS - Storage - 7.3%
CubeSmart	267,090	7,149,999
Extra Space Storage, Inc.	29,720	2,295,573
Life Storage, Inc.	61,331	5,229,081
National Storage Affiliates Trust	151,640	3,346,695
Public Storage	18,300	4,090,050

		22,111,398

Total Real Estate		293,003,032

Utilities - 0.0%#
Electric Utilities - 0.0%#
Prime AET&D Holdings No.1 Ltd. (Australia)*[2]	125,000	—

TOTAL COMMON STOCKS
(Identified Cost $265,638,413)		302,109,324

SHORT-TERM INVESTMENT - 0.2%
Dreyfus Government Cash Management[3] , 0.45%
(Identified Cost $746,073)	746,073	746,073

TOTAL INVESTMENTS - 99.4%
(Identified Cost $266,384,486)		302,855,397
OTHER ASSETS, LESS LIABILITIES - 0.6%		1,765,922

NET ASSETS - 100%		$304,621,319

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Investment Portfolio - December 31, 2016

ADR - American Depositary Receipt

No. - Number

REITS - Real Estate Investment Trusts

*Non-income producing security.

#Less than 0.1%

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor.

3Rate shown is the current yield as of December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $266,384,486) (Note 2)	$302,855,397
Receivable for fund shares sold	1,432,112
Dividends receivable	1,260,806
Prepaid expenses	23,576

TOTAL ASSETS	305,571,891

LIABILITIES:

Accrued management fees (Note 3)	189,970
Accrued shareholder services fees (Class S)(Note 3)	57,894
Accrued fund accounting and administration fees (Note 3)	17,361
Accrued transfer agent fees (Note 3)	15,358
Accrued Directors’ fees (Note 3)	482
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	641,207
Other payables and accrued expenses	27,954

TOTAL LIABILITIES	950,572

TOTAL NET ASSETS	$304,621,319

NET ASSETS CONSIST OF:

Capital stock	$229,646
Additional paid-in-capital	267,866,576
Distributions in excess of net investment income	(133,823)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	187,822
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	36,471,098

TOTAL NET ASSETS	$304,621,319

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($278,321,592/19,223,855 shares)	$14.48

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($26,299,727/3,740,782 shares)	$7.03

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $37,634)	$7,293,112

EXPENSES:

Management fees (Note 3)	2,158,884
Shareholder services fees (Class S)(Note 3)	613,316
Fund accounting and administration fees (Note 3)	75,582
Transfer agent fees (Note 3)	46,036
Directors’ fees (Note 3)	20,665
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	16,541
Miscellaneous	105,545

Total Expenses	3,040,516

NET INVESTMENT INCOME	4,252,596

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	9,476,196
Foreign currency and translation of other assets and liabilities	797

9,476,993

Net change in unrealized appreciation (depreciation) on-
Investments	6,291,999
Foreign currency and translation of other assets and liabilities	221

6,292,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,769,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,021,809

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,252,596	$4,455,368
Net realized gain on investments and foreign currency	9,476,993	34,635,169
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,292,220	(28,773,743)

Net increase from operations	20,021,809	10,316,794

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(5,064,182)	(3,328,087)
From net investment income (Class I)	(1,083,326)	(1,564,163)
From net realized gain on investments (Class S)	(9,237,683)	(22,906,487)
From net realized gain on investments (Class I)	(1,741,246)	(9,274,444)

Total distributions to shareholders	(17,126,437)	(37,073,181)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	34,261,209	12,520,155

Net increase (decrease) in net assets	37,156,581	(14,236,232)

NET ASSETS:

Beginning of year	267,464,738	281,700,970

End of year (including distributions in excess of net investment income of $133,823 and $100,961, respectively)	$304,621,319	$267,464,738

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.15	$15.46	$13.32	$14.57	$12.65

Income from investment operations:
Net investment income[1]	0.22	0.24	0.442	0.24	0.21
Net realized and unrealized gain on investments	0.88	0.34	3.24	0.10	2.54

Total from investment operations	1.10	0.58	3.68	0.34	2.75

Less distributions to shareholders:
From net investment income	(0.27)	(0.24)	(0.44)	(0.21)	(0.29)
From net realized gain on investments	(0.50)	(1.65)	(1.10)	(1.38)	(0.54)

Total distributions to shareholders	(0.77)	(1.89)	(1.54)	(1.59)	(0.83)

Net asset value - End of year	$14.48	$14.15	$15.46	$13.32	$14.57

Net assets - End of year
(000’s omitted)	$278,322	$217,216	$231,188	$168,167	$170,898

Total return[3]	7.91%	4.14%	28.14%	2.67%	21.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.09%	1.09%	1.11%	1.12%	1.10%
Net investment income	1.47%	1.54%	2.89%[2]	1.57%	1.49%
Portfolio turnover	46%	57%	44%	40%	14%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 1.49%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Financial Highlights - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	12/31/16	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.26	$8.86	$8.18	$9.55	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.16	0.29 [3]	0.19	0.08
Net realized and unrealized gain on investments	0.47	0.17	1.97	0.04	0.32

Total from investment operations	0.58	0.33	2.26	0.23	0.40

Less distributions to shareholders:

From net investment income	(0.31)	(0.28)	(0.48)	(0.22)	(0.31)
From net realized gain on investments	(0.50)	(1.65)	(1.10)	(1.38)	(0.54)

Total distributions to shareholders	(0.81)	(1.93)	(1.58)	(1.60)	(0.85)

Net asset value - End of period	$7.03	$7.26	$8.86	$8.18	$9.55

Net assets - End of period (000’s omitted)	$26,300	$50,249	$50,513	$37,310	$26,396

Total return[4]	8.17%	4.43%	28.44%	2.94%	4.16%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.84%	0.84%	0.86%	0.87%	0.87%[5]
Net investment income	1.50%	1.81%	3.14%[3]	1.88%	1.95%[5]
Portfolio turnover	46%	57%	44%	40%	14%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.16 and the net investment income ratio would have been 1.74%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

15

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Real Estate Series Class S common stock and 100 million have been designated as Real Estate Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,866,680	$2,737,682	$2,128,998	$—
Information Technology	4,239,612	4,239,612	—	—
Real Estate	293,003,032	286,295,687	6,707,345	—
Utilities	—	—	—	—	*
Mutual fund	746,073	746,073	—	—

Total assets	$302,855,397	$294,019,054	$8,836,343	$—

*Prime AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2016. However, there is no value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2016.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between fair value levels during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

17

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

19

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $156,187,942 and $132,016,999, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2016		FOR THE YEAR ENDED 12/31/2015
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,223,311	$111,145,344	1,827,297	$28,669,799
Reinvested	978,068	13,965,650	1,845,882	25,692,698
Repurchased	(4,332,234)	(64,163,584)	(3,271,852)	(50,497,891)

Total	3,869,145	$60,947,410	401,327	$3,864,606

CLASS I	FOR THE YEAR ENDED 12/31/2016		FOR THE YEAR ENDED 12/31/2015
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,348,412	$17,645,161	1,408,025	$12,266,405
Reinvested	332,761	2,327,762	1,409,104	10,193,308
Repurchased	(5,864,133)	(46,659,124)	(1,593,713)	(13,804,164)

Total	(3,182,960)	$(26,686,201)	1,223,416	$8,655,549

Approximately 74% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

20

Real Estate Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, investments in passive foreign investment companies (PFICs), and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $1,862,050 was reclassified to Distributions in Excess of Net Investment Income from Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$4,979,900	$4,320,877
Long-term capital gains	$12,146,537	$32,752,304

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$267,168,237
Unrealized appreciation	43,012,996
Unrealized depreciation	(7,325,836)

Net unrealized appreciation	$35,687,160

Undistributed long-term capital gains	$837,750

21

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

22

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $144,793 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $9,904,326 as Long-Term capital gains and $0 as Section 1250 gains pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2016.

23

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

24

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009)- Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech)(2000-present) ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)

HLTH Corp (WebMD)(information)(2000-2010)

Cheyne Capital International (investment)(2000-present) GMP Companies (investment)(2000-2011)

Cytos Biotechnology Ltd (biotechnology)(2012-2014)

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present) Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present) Culinary Institute of America (non-profit college) (1985-present) George Eastman House (museum) (1988-present) National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

27

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) – Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/16-AR

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the U.S., which may include investments of any market capitalization in developed and emerging markets. In managing the Series, a “top-down” approach is implemented to examine economic trends and industry-specific factors in order to identify investment opportunities such as those being created by economic and political changes taking place around the world.

Performance Commentary

While both international and domestic stocks posted positive returns in 2016, international stocks broadly underperformed U.S. equities during the year. Within non-U.S. equity markets, emerging markets stocks outperformed their developed market counterparts. From a sector perspective, cyclical areas of the market like energy, materials, information technology, and industrials posted the strongest returns, while more defensive sectors like consumer staples, utilities, telecommunication services, and health care underperformed relative to the broad non-U.S. equity market.

The International Series Class S returned 4.55% for 2016 and outperformed the MSCI ACWI ex USA (ACWIxUS), which returned 4.50%. The Series’ outperformance relative to the index was driven primarily by individual security selection, though a variety of other factors contributed to the Fund’s relative results for the year. The Series’ overweight to Brazil compared to the benchmark contributed to relative performance, as Brazil was the best-performing country in the index during the year. An overweight to emerging markets relative to the index was broadly a contributor as well.

Conversely, the Series’ lack of Canadian holdings detracted from relative returns, as Canada posted strong absolute returns during the year. An overweight to India compared to the index had a negative effect on relative performance as well.

The positioning of the International Series is a direct result of the top-down, thematic investment approach that identifies opportunities within different areas of non-U.S. equity markets. As of the end of 2016, the Series’ largest sector allocations (and also most overweight allocations relative to ACWIxUS) are to industrials and consumer staples. On the other hand, the Series’ largest underweight relative to the index is to the financials sector. From a country perspective, the portfolio’s largest allocations are to Japan, Germany, India, and the United Kingdom. Relative to ACWIxUS, the Series’ most meaningful country underweight is to Canada, where the Series has no holdings. As an extension of the Series’ country positioning, its allocation to Emerging Markets remains higher than that of the index, driven primarily by the Series’ overweight allocations to India, South Korea, and Brazil.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of Gross Domestic Product growth. However, over the intermediate term, we could see a marginal cyclical pickup in growth and inflation — particularly in the U.S. — with spillover effects into the global economy. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular growth trends in an effort to generate above market returns. We continue to anticipate volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the International Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	4.55%	5.36%	2.52%	7.46%
Manning & Napier Fund, Inc. - International Series - Class I3,4	4.89%	5.64%	2.65%	7.52%
MSCI ACWI ex USA Index[5,6]	4.50%	5.00%	0.96%	5.76%
Standard & Poor’s (S&P) 500 Total Return Index[7]	11.93%	14.65%	6.95%	9.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2016 to the MSCI ACWI ex USA Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for Class S and 0.90% for Class I for the year ended December 31, 2016.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. -International Series - Class S.

5The Series’ primary index has changed from the Standard & Poor’s 500 Total Return Index to the MSCI ACWI ex USA Index because the market representation of the MSCI ACWI ex USA Index better represents the principal investment strategies of the Series.

6The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Performance Update as of December 31, 2016

(unaudited)

7The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$992.10	$5.51	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$993.60	$4.26	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

International Series

Portfolio Composition as of December 31, 2016

6

International Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 12.0%
Diversified Consumer Services - 1.7%
Fu Shou Yuan International Group Ltd. (China)[1]	13,994,000	$8,261,771

Internet & Direct Marketing Retail - 4.2%
ASOS plc (United Kingdom)*[1]	78,890	4,820,047
Rakuten, Inc. (Japan)*[1]	1,557,990	15,264,949

		20,084,996

Leisure Products - 1.7%
Shimano, Inc. (Japan)[1]	51,400	8,050,927

Media - 3.3%
Dish TV India Ltd. (India)*[1]	8,033,250	9,983,911
Surya Citra Media Tbk PT (Indonesia)[1]	26,217,700	5,422,214

		15,406,125

Textiles, Apparel & Luxury Goods - 1.1%
ANTA Sports Products Ltd. (China)[1]	1,677,000	4,983,734

Total Consumer Discretionary		56,787,553

Consumer Staples - 25.7%
Beverages - 5.5%
Ambev S.A. - ADR (Brazil)	1,812,380	8,898,786
Diageo plc (United Kingdom)[1]	462,130	11,992,278
Treasury Wine Estates Ltd. (Australia)[1]	677,924	5,215,028

		26,106,092

Food & Staples Retailing - 2.4%
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	1,612,500	11,593,875

Food Products - 11.7%
Adecoagro S.A. (Argentina)*	1,271,600	13,199,208
BRF S.A. (Brazil)	332,470	4,928,773
Danone S.A. (France)[1]	80,052	5,065,591
Nestle S.A. (Switzerland)[1]	134,180	9,612,331
Sao Martinho S.A. (Brazil)	933,180	5,590,994
Suedzucker AG (Germany)[1]	215,254	5,130,939
Universal Robina Corp. (Philippines)[1]	3,635,450	11,941,374

		55,469,210

Household Products - 0.5%
Hindustan Unilever Ltd. (India)[1]	205,410	2,497,053

Personal Products - 5.0%
Dabur India Ltd. (India)[1]	621,770	2,545,553
Emami Ltd. (India)[1]	159,180	2,228,248
Unilever plc - ADR (United Kingdom)	459,980	18,721,186

		23,494,987

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 0.6%
Gudang Garam Tbk PT (Indonesia)[1]	595,900	$2,820,476

Total Consumer Staples		121,981,693

Energy - 5.8%
Energy Equipment & Services - 1.0%
Schlumberger Ltd. (United States)	55,310	4,643,274

Oil, Gas & Consumable Fuels - 4.8%
Galp Energia SGPS S.A. (Portugal)[1]	1,068,160	15,924,438
Royal Dutch Shell plc - Class B (Netherlands)[1]	96,290	2,766,612
Royal Dutch Shell plc - Class B - ADR (Netherlands)	74,130	4,297,316

		22,988,366

Total Energy		27,631,640

Financials - 1.1%
Banks - 0.6%
IDFC Bank Ltd. (India)[1]	3,023,300	2,662,875

Diversified Financial Services - 0.5%
IDFC Ltd. (India)*[1]	3,023,300	2,382,974

Total Financials		5,045,849

Health Care - 8.6%
Biotechnology - 1.0%
China Biologic Products, Inc. (China)*	42,250	4,542,720

Health Care Equipment & Supplies - 2.3%
Essilor International SA (France)[1]	71,850	8,106,735
Osstem Implant Co. Ltd. (South Korea)*[1]	58,480	2,932,816

		11,039,551

Health Care Providers & Services - 2.8%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	217,040	9,161,258
Odontoprev S.A. (Brazil)	1,002,540	3,881,158

		13,042,416

Pharmaceuticals - 2.5%
AstraZeneca plc - ADR (United Kingdom)	314,850	8,601,702
GlaxoSmithKline plc (United Kingdom)[1]	181,510	3,486,557

		12,088,259

Total Health Care		40,712,946

Industrials - 26.5%
Aerospace & Defense - 3.3%
Korea Aerospace Industries Ltd. (South Korea)[1]	164,934	9,125,146
LIG Nex1 Co. Ltd. (South Korea)[1]	99,380	6,616,512

		15,741,658

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 0.5%
China Everbright International Ltd. (China)[1]	2,245,000	$2,532,209

Construction & Engineering - 3.0%
Larsen & Toubro Ltd. (India)[1]	707,635	14,018,669

Electrical Equipment - 1.3%
Bharat Heavy Electricals Ltd. (India)[1]	3,420,590	6,083,938

Industrial Conglomerates - 3.8%
Siemens AG (Germany)[1]	146,820	17,976,695

Machinery - 10.0%
ANDRITZ AG (Austria)[1]	168,260	8,432,164
FANUC Corp. (Japan)[1]	41,940	7,016,331
GEA Group AG (Germany)[1]	420,360	16,869,290
Jain Irrigation Systems Ltd. (India)[1]	4,066,120	5,260,203
SMC Corp. (Japan)[1]	40,800	9,707,320

		47,285,308

Professional Services - 4.6%
Applus Services S.A. (Spain)[1]	609,410	6,176,073
Bureau Veritas S.A. (France)[1]	307,940	5,959,986
Intertek Group plc (United Kingdom)[1]	112,350	4,815,130
SGS S.A. (Switzerland)[1]	2,520	5,120,045

		22,071,234

Total Industrials		125,709,711

Information Technology - 9.4%
Electronic Equipment, Instruments & Components - 5.8%
Hitachi Ltd. (Japan)[1]	2,557,660	13,791,270
Keyence Corp. (Japan)[1]	19,609	13,417,450

		27,208,720

Software - 1.1%
SAP SE (Germany)[1]	62,130	5,374,576

Technology Hardware, Storage & Peripherals - 2.5%
Samsung Electronics Co. Ltd. (South Korea)[1]	8,070	12,010,687

Total Information Technology		44,593,983

Materials - 2.6%
Chemicals - 2.6%
Asian Paints Ltd. (India)[1]	181,110	2,375,709
Givaudan S.A. (Switzerland)[1]	3,440	6,295,794
Symrise AG (Germany)[1]	56,560	3,436,468

Total Materials		12,107,971

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate - 1.8%
Equity Real Estate Investment Trusts (REITS) - 1.8%
alstria office REIT AG (Germany)[1]	695,270	$8,701,250

Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.6%
Bharti Infratel Ltd. (India)[1]	1,549,345	7,829,828

Utilities - 1.7%
Electric Utilities - 1.3%
Power Grid Corp. of India Ltd. (India)[1]	2,313,370	6,241,837

Water Utilities - 0.4%
CT Environmental Group Ltd. (China)[1]	8,540,000	1,712,564

Total Utilities		7,954,401

TOTAL COMMON STOCKS
(Identified Cost $458,166,038)		459,056,825

SHORT-TERM INVESTMENT - 4.1%
Dreyfus Government Cash Management[2] , 0.45%,
(Identified Cost $19,573,869)	19,573,869	19,573,869

TOTAL INVESTMENTS - 100.9%
(Identified Cost $477,739,907)		478,630,694
LIABILITIES, LESS OTHER ASSETS - (0.9%)		(4,191,597)

NET ASSETS - 100%		$474,439,097

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2016.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Japan 14.2%; Germany 14.1%; India 13.5%; United Kingdom 11.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

International Series

Statement of Assets & Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $477,739,907) (Note 2)	$478,630,694
Foreign tax reclaims receivable	867,117
Dividends receivable	487,398
Receivable for fund shares sold	452,354
Receivable for securities sold	190,535
Prepaid and other expenses	26,102

TOTAL ASSETS	480,654,200

LIABILITIES:

Accrued management fees (Note 3)	255,811
Accrued shareholder services fees (Class S) (Note 3)	87,733
Accrued transfer agent fees (Note 3)	52,641
Accrued fund accounting and administration fees (Note 3)	24,780
Accrued Directors’ fees (Note 3)	528
Accrued Chief Compliance Officer service fees (Note 3)	346
Accrued foreign capital gains tax (Note 2)	230,334
Payable for securities purchased	4,763,140
Payable for fund shares repurchased	638,645
Other payables and accrued expenses	161,145

TOTAL LIABILITIES	6,215,103

TOTAL NET ASSETS	$474,439,097

NET ASSETS CONSIST OF:

Capital stock	$598,315
Additional paid-in-capital	487,138,763
Distributions in excess of net investment income	(232,292)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(13,662,235)
Net unrealized appreciation on investments (net of foreign capital gains tax of $230,334), foreign currency and translation of other assets and liabilities	596,546

TOTAL NET ASSETS	$474,439,097

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($411,926,569/53,409,084 shares)	$7.71

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($62,512,528/6,422,463 shares)	$9.73

The accompanying notes are an integral part of the financial statements.

11

International Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $872,226)	$9,092,289

EXPENSES:

Management fees (Note 3)	3,772,144
Shareholder services fees (Class S)(Note 3)	985,604
Transfer agent fees (Note 3)	186,886
Fund accounting and administration fees (Note 3)	98,418
Directors’ fees (Note 3)	33,710
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	268,245
Miscellaneous	163,474

Total Expenses	5,512,428
Less reduction of expenses (Note 3)	(251,728)

Net Expenses	5,260,700

NET INVESTMENT INCOME	3,831,589

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on- Investments (net of foreign capital gains tax of $41,553)	(11,404,882)
Foreign currency and translation of other assets and liabilities	(581,101)

(11,985,983)

Net change in unrealized appreciation (depreciation) on- Investments (net of decrease in accrued foreign capital gains tax of $89,585)	27,437,361
Foreign currency and translation of other assets and liabilities	147,205

27,584,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,598,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,430,172

The accompanying notes are an integral part of the financial statements.

12

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,831,589	$5,918,984
Net realized gain (loss) on investments and foreign currency	(11,985,983)	9,028,002
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,584,566	(34,028,014)

Net increase (decrease) from operations	19,430,172	(19,081,028)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,088,412)	(3,477,202)
From net investment income (Class I)	(484,908)	(1,250,441)
From net realized gain on investments (Class S)	—	(14,908,889)
From net realized gain on investments (Class I)	—	(4,021,064)

Total distributions to shareholders	(3,573,320)	(23,657,596)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(50,560,425)	(65,272,859)

Net decrease in net assets	(34,703,573)	(108,011,483)

NET ASSETS:

Beginning of year	509,142,670	617,154,153

End of year (including distributions in excess of net investment income of $232,292 and undistributed net investment income $132,093, respectively)	$474,439,097	$509,142,670

The accompanying notes are an integral part of the financial statements.

13

International Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.43	$8.10	$9.91	$8.70	$7.61

Income (loss) from investment operations:
Net investment income[1]	0.05	0.08	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.29	(0.39)	(0.84)	1.59	1.10

Total from investment operations	0.34	(0.31)	(0.72)	1.70	1.20

Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.12)	(0.12)	(0.10)
From return of capital	—	—	—	—	(0.01)
From net realized gain on investments	—	(0.29)	(0.97)	(0.37)	—

Total distributions to shareholders	(0.06)	(0.36)	(1.09)	(0.49)	(0.11)

Net asset value - End of year	$7.71	$7.43	$8.10	$9.91	$8.70

Net assets - End of year (000’s omitted)	$411,927	$377,770	$490,833	$637,598	$565,609

Total return[2]	4.55%	(3.72%)	(7.03%)	19.69%	15.78%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.65%	0.96%	1.20%	1.21%	1.30%
Portfolio turnover	47%	33%	22%	22%	22%

*Effective December 31, 2011, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.05%	0.03%	0.04%	0.03%	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

14

International Series

Financial Highlights - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	12/31/16	12/31/15	12/31/14	12/31/13	3/15/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.35	$10.10	$12.05	$10.47	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.11	0.12	0.17	0.17	0.13
Net realized and unrealized gain (loss) on investments	0.35	(0.49)	(1.00)	1.91	0.46

Total from investment operations	0.46	(0.37)	(0.83)	2.08	0.59

Less distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.15)	(0.13)	(0.11)
From return of capital	—	—	—	—	(0.01)
From net realized gain on investments	—	(0.29)	(0.97)	(0.37)	—

Total distributions to shareholders	(0.08)	(0.38)	(1.12)	(0.50)	(0.12)

Net asset value - End of period	$9.73	$9.35	$10.10	$12.05	$10.47

Net assets - End of period (000’s omitted)	$62,513	$131,373	$126,321	$140,787	$95,925

Total return[3]	4.89%	(3.55%)	(6.72%)	19.97%	5.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%[4]
Net investment income	1.16%	1.18%	1.42%	1.48%	1.67%[4]
Portfolio turnover	47%	33%	22%	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.03%	0.04%	0.03%	0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$56,787,553	$—	$56,787,553	$—
Consumer Staples	121,981,693	51,338,947	70,642,746	—
Energy	27,631,640	8,940,590	18,691,050	—
Financials	5,045,849	—	5,045,849	—
Health Care	40,712,946	26,186,838	14,526,108	—
Industrials	125,709,711	—	125,709,711	—
Information Technology	44,593,983	—	44,593,983	—
Materials	12,107,971	—	12,107,971	—
Real Estate	8,701,250	—	8,701,250	—
Telecommunication Services	7,829,828	—	7,829,828	—
Utilities	7,954,401	—	7,954,401	—
Mutual fund	19,573,869	19,573,869	—	—

Total assets	$478,630,694	$106,040,244	$372,590,450	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance (continued)

interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

19

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $251,728 for the year ended December 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $226,369,057 and $257,271,431, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	17,069,969	$140,514,976	4,705,134	$38,413,613
Reinvested	391,851	2,995,846	2,447,961	17,992,425
Repurchased	(14,921,965)	(114,741,356)	(16,866,486)	(137,354,113)

Total	2,539,855	$28,769,466	(9,713,391)	$(80,948,075)

20

International Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,029,100	$19,953,392	3,508,323	$35,671,017
Reinvested	49,653	478,430	568,141	5,249,638
Repurchased	(9,708,371)	(99,761,713)	(2,532,905)	(25,245,439)

Total	(7,629,618)	$(79,329,891)	1,543,559	$15,675,216

Approximately 63% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, foreign taxes and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $622,654 was reclassified within the capital accounts from Distributions in Excess of Net Investment Income to Accumulated Net Realized Loss. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$3,573,320	$15,507,821
Long-term capital gains	$—	$8,149,775

21

International Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$477,968,258
Unrealized appreciation	40,745,078
Unrealized depreciation	(40,082,642)

Net unrealized appreciation	$662,436

Capital loss carryforward	$(13,433,884)
Qualified late-year losses[1]	$232,292

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2017.

At December 31, 2016, the Series had net long-term capital loss carryforwards of $13,433,884, which may be carried forward indefinitely.

22

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

23

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $8,992,949 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2016. The Series had $9,925,554 in foreign source income and paid foreign taxes of $1,475,063.

24

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

25

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation
(investments); Chairman (2007-2009)- Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech)(2000-present)

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)

HLTH Corp (WebMD)(information)(2000-2010)

Cheyne Capital International (investment)(2000-present)

GMP Companies (investment)(2000-2011)

Cytos Biotechnology Ltd (biotechnology)(2012-2014)

27

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc.  (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

28

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/16-AR

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Broad international equity markets, as represented by the MSCI ACWI ex USA (ACWIxUS) posted positive return for the year, returning 4.50%. Those returns were primarily concentrated in the third quarter when the index was up 6.91%, whereas the remaining three quarters saw it post mild declines. Emerging market equities significantly outperformed developed markets, led by very strong returns in Brazil. The U.S. dollar generally appreciated during the year, which reduced international equity returns for U.S. based investors.

The World Opportunities Series returned 2.26% during the year, underperforming its benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003. The Series’ underperformance relative to ACWIxUS during the year was driven primarily by sector positioning. Conversely, stock selection generally aided relative returns. The most notable detractors were stock selection within the Energy sector as well as an overweight to Health Care and underweight to Materials as compared to the benchmark. This was offset with strong stock selection in Health Care and Industrials. From a country perspective, an overweight to Brazil compared to the benchmark was a positive contributor to relative returns; however, stock selection in the country was a detractor on a relative basis.

Our focus on growing companies which we believe are well-positioned to control their own destiny has led to meaningful allocations to the Consumer Staples, Consumer Discretionary, and Health Care sectors. The Series has relatively little exposure to Telecommunication Services and lacks exposure to Financials and Utilities. Regionally, approximately 72% of the Series is allocated to Europe, 18% to Emerging Markets, and 5% to the Americas, with the remaining assets allocated to the Pacific region.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of GDP growth. However, over the intermediate-term, we could see a marginal cyclical pickup in growth and inflation, particularly in the U.S. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular growth trends in an effort to generate above market returns. We continue to anticipate volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

World Opportunities Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	2.26%	4.15%	0.75%	6.92%
MSCI ACWI ex USA Index[4]	4.50%	5.00%	0.96%	4.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2016 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 1.07%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended December 31, 2016.

4The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16
Class A
Actual	$1,000.00	$1,003.30	$5.19
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.96	$5.23

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

World Opportunities Series

Portfolio Composition as of December 31, 2016

5

World Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.6%

Consumer Discretionary - 16.6%
Diversified Consumer Services - 1.3%
Kroton Educacional S.A. (Brazil)	2,502,932	$10,251,047

Hotels, Restaurants & Leisure - 3.3%
Accor S.A. (France)[1]	713,998	26,598,430

Internet & Direct Marketing Retail - 0.5%
Zalando SE (Germany)*[1],[2]	107,440	4,092,859

Media - 6.4%
Dish TV India Ltd. (India)*[1]	4,640,740	5,767,620
ITV plc (United Kingdom)[1]	6,776,042	17,204,518
Liberty Global plc - Class A - ADR (United Kingdom)*	923,250	28,242,218

		51,214,356

Specialty Retail - 2.5%
Kingfisher plc (United Kingdom)[1]	4,751,300	20,470,572

Textiles, Apparel & Luxury Goods - 2.6%
lululemon athletica, Inc. (United States)*	327,430	21,279,676

Total Consumer Discretionary		133,906,940

Consumer Staples - 23.6%
Beverages - 10.0%
Ambev S.A. - ADR (Brazil)	4,466,606	21,931,035
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	295,050	31,229,371
Diageo plc (United Kingdom)[1]	1,055,150	27,381,153

		80,541,559

Food Products - 5.3%
Danone S.A. (France)[1]	297,950	18,853,911
Nestle S.A. (Switzerland)[1]	336,570	24,111,063

		42,964,974

Personal Products - 5.2%
Beiersdorf AG (Germany)[1]	105,186	8,910,111
Unilever plc - ADR (United Kingdom)	799,600	32,543,720

		41,453,831

Tobacco - 3.1%
Japan Tobacco, Inc. (Japan)[1]	769,800	25,267,637

Total Consumer Staples		190,228,001

Energy - 6.5%
Energy Equipment & Services - 4.1%
Schlumberger Ltd. (United States)	398,830	33,481,779

Oil, Gas & Consumable Fuels - 2.4%
Cameco Corp. (Canada)	1,826,060	19,118,848

Total Energy		52,600,627

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 15.7%
Health Care Equipment & Supplies - 3.4%
Medtronic plc (United States)	383,540	$27,319,554

Health Care Providers & Services - 3.1%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	297,820	25,172,102

Life Sciences Tools & Services - 2.6%
QIAGEN N.V. (United States)*	407,132	11,407,839
QIAGEN N.V. (United States)*[1]	325,580	9,123,872

		20,531,711

Pharmaceuticals - 6.6%
Novartis AG - ADR (Switzerland)	455,830	33,202,657
Perrigo Co. plc (United States)	238,590	19,857,846

		53,060,503

Total Health Care		126,083,870

Industrials - 13.5%
Aerospace & Defense - 3.5%
Safran S.A. (France)[1]	393,225	28,282,371

Airlines - 1.0%
Ryanair Holdings plc - ADR (Ireland)*	100,668	8,381,618

Construction & Engineering - 1.0%
Vinci S.A. (France)[1]	122,100	8,305,838

Machinery - 2.4%
Sulzer AG (Switzerland)[1]	106,350	10,947,987
The Weir Group plc (United Kingdom)[1]	343,300	7,978,072

		18,926,059

Trading Companies & Distributors - 3.5%
Brenntag AG (Germany)[1]	435,538	24,141,455
Howden Joinery Group plc (United Kingdom)[1]	829,520	3,914,542

		28,055,997

Transportation Infrastructure - 2.1%
Aena S.A. (Spain)[1,2]	122,455	16,683,460

Total Industrials		108,635,343

Information Technology - 13.8%
Internet Software & Services - 8.0%
Alibaba Group Holding Ltd. - ADR (China)*	218,730	19,206,681
Baidu, Inc. - ADR (China)*	98,390	16,176,300
Just Eat plc (United Kingdom)*[1]	579,550	4,164,400
Tencent Holdings Ltd. - Class H (China)[1]	1,005,965	24,391,748

		63,939,129

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 3.4%
Amdocs Ltd. - ADR (United States)	469,917	$27,372,665

Technology Hardware, Storage & Peripherals - 2.4%
Samsung Electronics Co. Ltd. (South Korea)[1]	13,160	19,586,200

Total Information Technology		110,897,994

Materials - 4.6%
Chemicals - 3.6%
Akzo Nobel N.V. (Netherlands)[1]	332,460	20,774,437
Solvay S.A. (Belgium)[1]	68,610	8,020,990

		28,795,427

Metals & Mining - 1.0%
Alumina Ltd. (Australia)[1]	3,084,456	4,033,227
Norsk Hydro ASA (Norway)[1]	860,806	4,108,397

		8,141,624

Total Materials		36,937,051

Telecommunication Services - 3.3%
Wireless Telecommunication Services - 3.3%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	2,141,165	26,914,444

TOTAL COMMON STOCKS
(Identified Cost $831,245,250)		786,204,270

SHORT-TERM INVESTMENT - 1.7%
Dreyfus Government Cash Management[3], 0.45%,
(Identified Cost $13,520,470)	13,520,470	13,520,470

TOTAL INVESTMENTS - 99.3%
(Identified Cost $844,765,720)		799,724,740
OTHER ASSETS, LESS LIABILITIES - 0.7%		5,622,951

NET ASSETS - 100%		$805,347,691

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $20,776,319 or 2.6% of the Series’ net assets as of December 31, 2016 (See Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2016.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States - 18.6%; United Kingdom - 17.6%; France - 10.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments (identified cost $844,765,720)	$799,724,740
Foreign tax reclaims receivable	7,846,786
Receivable for fund shares sold	2,054,494
Dividends receivable	1,375,874
Prepaid expenses	29,138

TOTAL ASSETS	811,031,032

LIABILITIES:

Accrued management fees (Note 3)	689,664
Accrued transfer agent fees (Note 3)	118,061
Accrued fund accounting and administration fees (Note 3)	30,002
Accrued directors’ fees (Note 3)	524
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	4,720,125
Other payables and accrued expenses	124,619

TOTAL LIABILITIES	5,683,341

TOTAL NET ASSETS	$805,347,691

NET ASSETS CONSIST OF:

Capital stock	$1,183,354
Additional paid-in-capital	1,377,307,221
Undistributed net investment income	460,554
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(527,441,253)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(46,162,185)

TOTAL NET ASSETS	$805,347,691

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($805,347,691/118,335,438 shares)	$6.81

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,897,468) (Note 2)	$25,511,218

EXPENSES:

Management fees (Note 3)	11,305,123
Transfer agent fees (Note 3)	447,038
Fund accounting and administration fees (Note 3)	126,696
Directors’ fees (Note 3)	68,909
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	22,234
Miscellaneous	117,218

Total Expenses	12,091,165

NET INVESTMENT INCOME	13,420,053

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(127,391,208)
Litigation proceeds	4,916,682
Foreign currency and translation of other assets and liabilities	(112,606)

(122,587,132)

Net change in unrealized appreciation (depreciation) on-
Investments	134,761,762
Foreign currency and translation of other assets and liabilities	173,568

134,935,330

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	12,348,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,768,251

The accompanying notes are an integral part of the financial statements.

10

World Opporunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$13,420,053	$34,851,201
Net realized loss on investments, litigation proceeds and foreign currency	(122,587,132)	(230,356,514)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	134,935,330	142,984,109

Net increase (decrease) from operations	25,768,251	(52,521,204)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(13,256,282)	(29,507,717)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(799,089,602)	(3,770,237,638)

Net decrease in net assets	(786,577,633)	(3,852,266,559)

NET ASSETS:

Beginning of year	1,591,925,324	5,444,191,883

End of year (including undistributed net investment income and distributions in excess of net investment income of $460,554 and $166,451, respectively)	$805,347,691	$1,591,925,324

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.77	$7.33	$9.05	$7.75	$6.63

Income (loss) from investment operations:
Net investment income[1]	0.08 [2]	0.08	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.07	(0.51)	(1.01)	1.35	1.13

Total from investment operations	0.15	(0.43)	(0.91)	1.45	1.25

Less distributions to shareholders:
From net investment income	(0.11)	(0.13)	(0.10)	(0.10)	(0.13)
From net realized gain on investments	—	—	(0.71)	(0.05)	—

Total distributions to shareholders	(0.11)	(0.13)	(0.81)	(0.15)	(0.13)

Net asset value - End of year	$6.81	$6.77	$7.33	$9.05	$7.75

Net assets - End of year (000’s omitted)	$805,348	$1,591,925	$5,444,192	$7,924,877	$6,925,778

Total return[3]	2.26%[2,4]	(5.91%)	(9.77%)	18.79%	18.81%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.08%	1.07%	1.07%	1.08%
Net investment income	1.19%[2]	1.09%	1.16%	1.17%	1.64%
Portfolio turnover	27%	71%	43%	46%	45%

1Calculated based on average shares outstanding during the years.

2Includes a special dividend paid by two of the Series’ securities during the year. Without the special dividends, the Series’ net investment income per share, total return and net investment income ratio would have been $0.05, 1.51% and 0.68%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

4Includes the litigation settlement amount. Excluding this amount, the Series’ total return is 1.66%.

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

13

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$133,906,940	$59,772,941	$74,133,999	$—
Consumer Staples	190,228,001	54,474,755	135,753,246	—
Energy	52,600,627	52,600,627	—	—
Health Care	126,083,870	91,787,896	34,295,974	—
Industrials	108,635,343	8,381,618	100,253,725	—
Information Technology	110,897,994	62,755,646	48,142,348	—
Materials	36,937,051	—	36,937,051	—
Telecommunication Services	26,914,444	26,914,444	—	—
Mutual fund	13,520,470	13,520,470	—	—

Total assets	$799,724,740	$370,208,397	$429,516,343	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

14

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

16

World Opportunities Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $301,555,267 and $1,087,728,254, respectively. There were no purchases or sales of U.S. Government securities.

The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	16,981,724	$114,616,179	72,756,351	$537,227,756
Reinvested	1,873,018	12,624,144	4,151,198	27,884,107
Repurchased	(135,727,616)	(926,329,925)	(584,198,654)	(4,335,349,501)

Total	(116,872,874)	$(799,089,602)	(507,291,105)	$(3,770,237,638)

Approximately 15% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late year losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $463,234 and decrease Accumulated Net Realized Loss on Investments by $463,234. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

17

World Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$13,256,282	$29,507,717

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$869,037,309
Unrealized appreciation	36,382,808
Unrealized depreciation	(105,695,377)

Net unrealized depreciation	$(69,312,569)

Undistributed ordinary income	$460,554
Capital loss carryforward	$(503,169,664)

At December 31, 2016, the Series had net short-term capital loss carryforwards of $87,096,379 and net long-term capital loss carryforwards of $416,073,285, which may be carried forward indefinitely.

18

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York February 22, 2017

19

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $27,724,609 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2016. The Series had $28,353,723 in foreign source income and paid foreign taxes of $2,312,470.

20

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

21

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech)(2000-present)

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)

HLTH Corp (WebMD)(information)(2000-2010)

Cheyne Capital International (investment)(2000-present)

GMP Companies (investment)(2000-2011)

Cytos Biotechnology Ltd (biotechnology)(2012-2014)

23

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015- present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

24

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers	(continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNWOP-12/16-AR

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and Ohio State personal income tax.

Performance Commentary

During 2016, municipal bonds experienced one of the worst years on record over the past 20 years, with the majority of negative performance occurring in the second half of 2016. More specifically, November was the third worst performing month for municipal bonds (as represented by the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index) over the past 20 years as rates rose sharply in the immediate aftermath of the U.S. election. The sell-off was largely caused by uncertainty regarding tax reforms, infrastructure spending, and deregulation under the incoming Trump administration.

The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index was slightly positive for the year, returning 0.02%. Over the same time period, the Ohio Tax Exempt Series returned -0.81%. Slight underperformance was primarily attributable to the Series’ shorter duration positioning relative to the benchmark, as rates fell in the earlier part of the year.

The Series maintains a significant overweight as compared to the benchmark to revenue bonds versus general obligation bonds. Revenue bonds continue to offer relatively attractive spreads while exhibiting stable credit fundamentals and tend to outperform in rising rate environments as they are cyclical in nature.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2016.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Ohio Tax Exempt Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	-0.81%	0.64%	2.57%	3.67%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	0.02%	1.97%	3.70%	4.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2016 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.77%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.77% for the year ended December 31, 2016.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/6-12/31/16
Class A
Actual	$1,000.00	$973.60	$3.82
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.27	$3.91

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2016

(unaudited)

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 97.4%
Akron, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa3	$100,000	$101,720
Akron, Various Purposes Impt., Series A, G.O. Bond	1.250%	12/1/2017	AA2	350,000	350,434
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	AA2	100,000	103,544
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2018	AA2	225,000	240,275
Akron, Various Purposes Impt., Series C, G.O. Bond	3.000%	12/1/2017	AA2	300,000	305,160
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2019	A1	720,000	771,559
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2022	A1	200,000	226,932
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond, AGC	4.375%	2/15/2020	A1	100,000	105,381
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Series A, Revenue Bond, AGC	4.500%	2/15/2018	A1	100,000	103,653
Barberton City School District, G.O. Bond	4.000%	12/1/2019	AA2	625,000	669,581
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A2	125,000	136,752
Beavercreek City School District, G.O. Bond	5.000%	12/1/2023	Aa1	500,000	590,360
Beavercreek City School District, G.O. Bond	5.000%	12/1/2024	Aa1	590,000	704,755
Beavercreek City School District, G.O. Bond	5.000%	12/1/2034	Aa1	210,000	240,043
Butler County Sewer System, Revenue Bond, AGM	5.000%	12/1/2017	Aa3	750,000	776,018
Cincinnati City School District, School Impt., G.O. Bond	4.500%	6/1/2018	Aa2	350,000	365,788
Cincinnati City School District, School Impt., G.O. Bond, AGM	5.000%	12/1/2018	Aa2	400,000	427,156
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2024	Aaa	600,000	717,660
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	250,000	302,278
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	WR3	190,000	203,513
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	120,000	128,534
Cincinnati Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	4.250%	12/1/2019	WR3	125,000	134,781
Cincinnati Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2037	Aaa	335,000	374,976
Cincinnati Water System, Water Utility Impt., Unrefunded Balance, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	40,000	42,841
Cincinnati Water System, Water Utility Impt., Unrefunded Balance, Series A, Revenue Bond	4.250%	12/1/2019	Aaa	75,000	80,820
Cincinnati, Public Impt., Series C, G.O. Bond	5.000%	12/1/2020	Aa2	300,000	337,338
Cincinnati, Various Purposes Impt., Series C, G.O. Bond	4.250%	12/1/2017	Aa2	150,000	154,461
Cleveland Department of Public Utilities Division of Water, Series T, Revenue Bond	5.000%	1/1/2019	Aa1	370,000	396,747
Cleveland Department of Public Utilities Division of Water, Series Y, Revenue Bond	5.000%	1/1/2022	Aa1	1,140,000	1,307,306

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Cleveland Department of Public Utilities Division of Water, Water Utility Impt., 2nd Lien, Series A, Revenue Bond	5.000%	1/1/2019	Aa2	$235,000	$251,845
Cleveland, Public Impt., Revenue Bond	4.000%	11/15/2020	A1	220,000	235,877
Columbus, Public Impt., Series A, G.O. Bond	4.000%	8/15/2025	Aaa	375,000	422,786
Columbus, Public Impt., Series A, G.O. Bond	4.000%	8/15/2026	Aaa	300,000	335,367
Columbus, Recreational Facilities Impt., Series A, G.O. Bond	4.000%	2/15/2021	Aaa	500,000	544,940
Columbus, Various Purposes Impt., Series 2, G.O. Bond	4.000%	2/15/2017	Aaa	100,000	100,401
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	8/15/2018	Aaa	100,000	106,184
Cuyahoga County, G.O. Bond	5.000%	12/1/2018	Aa1	250,000	267,705
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	420,764
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2017	Aa1	280,000	282,447
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2018	Aa1	185,000	187,608
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2019	Aa1	85,000	86,131
Cuyahoga County, Public Impt., Revenue Bond	5.000%	12/1/2024	Aa1	500,000	598,050
Cuyahoga County, Public Impt., Series A, G.O. Bond	5.000%	12/1/2020	Aa1	395,000	443,680
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2021	Aa1	155,000	155,733
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2022	Aa1	170,000	169,691
Dayton, Water Utility Impt., Revenue Bond	2.000%	12/1/2021	Aa2	245,000	244,576
Dayton, Water Utility Impt., Revenue Bond	2.250%	12/1/2022	Aa2	200,000	201,094
Dayton, Water Utility Impt., Revenue Bond	2.500%	12/1/2023	Aa2	200,000	202,158
Delaware County Sanitary Sewer System, Revenue Bond, AGM	4.500%	12/1/2019	Aa2	150,000	152,000
Delaware County, Public Impt., G.O. Bond	4.000%	12/1/2040	Aaa	300,000	307,695
Delaware County, Public Impt., Revenue Bond	3.000%	12/1/2024	Aa1	305,000	314,354
Dublin City School District, G.O. Bond	5.000%	12/1/2026	Aa1	235,000	285,805
Dublin City School District, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	Aa1	400,000	414,748
Dublin, Various Purposes Impt., G.O. Bond	3.500%	12/1/2035	Aaa	450,000	450,990
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa3	200,000	223,842
Fairfield County, Public Impt., G.O. Bond	2.000%	12/1/2018	Aa2	300,000	303,945
Franklin County, G.O. Bond	4.000%	6/1/2017	Aaa	1,145,000	1,160,125
Franklin County, G.O. Bond	5.000%	12/1/2025	Aaa	275,000	332,813
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	106,708
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2023	Aa1	300,000	334,836
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2024	Aa1	375,000	420,352
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2025	Aa1	105,000	126,395

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2026	Aa1	$500,000	$597,055
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2027	Aa1	420,000	505,756
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	4.000%	12/1/2017	Aa1	350,000	359,611
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	5.000%	12/1/2018	Aa1	350,000	374,787
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	111,976
Hamilton City School District, Various Purposes Impt., G.O. Bond	4.000%	12/1/2018	AA2	200,000	209,532
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	561,620
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2024	Aa2	570,000	680,865
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	12/1/2018	Aa2	150,000	157,786
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	561,620
Hamilton County, Limited Tax, Riverfront Infrastructure, Parking Facility Impt., G.O. Bond	5.000%	12/1/2021	Aa2	500,000	572,495
Hamilton County, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aa2	320,000	356,982
Hilliard School District, School Impt., Series A, G.O. Bond	5.000%	12/1/2018	Aa1	500,000	535,510
Hilliard, Limited Tax, Various Purposes Impt., G.O. Bond	3.000%	12/1/2018	Aa1	100,000	102,954
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2019	A1	300,000	327,969
Huber Heights, Various Purposes Impt., G.O. Bond, AGM	5.000%	6/1/2017	Aa3	115,000	116,977
Independence, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa1	100,000	101,629
Kenston Local School District, School Impt., G.O. Bond	2.000%	12/1/2017	Aa1	100,000	100,718
Lakota Local School District, Butler County, G.O. Bond	5.000%	12/1/2019	Aa1	175,000	191,683
Marysville City Wastewater Treatment System, Revenue Bond, BAM	4.000%	12/1/2017	AA2	200,000	204,926
Marysville City Wastewater Treatment System, Revenue Bond, BAM	4.000%	12/1/2018	AA2	335,000	350,058
Miami County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2018	Aa2	200,000	213,974
Miamisburg City School District, G.O. Bond	5.000%	12/1/2022	Aa2	250,000	289,385
Miamisburg City School District, G.O. Bond	5.000%	12/1/2024	Aa2	275,000	325,809
Middleburg Heights, G.O. Bond	3.750%	12/1/2017	Aa1	100,000	102,471

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa3	$100,000	$104,509
Middletown, Various Purposes Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa3	230,000	241,383
New Albany Plain Local School District, School Impt., G.O. Bond	4.000%	12/1/2028	Aa1	500,000	549,630
New Albany, Limited Tax, Recreational Facility Impt., G.O. Bond	3.000%	12/1/2020	Aaa	340,000	355,960
North Ridgeville, Water Utility Impt., G.O. Bond, AGC	4.750%	12/1/2018	Aa1	200,000	212,942
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	5.000%	11/15/2021	Aa1	750,000	855,225
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2018	Aa3	275,000	286,696
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2019	Aa3	375,000	402,428
Ohio State Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	2/15/2024	A1	400,000	461,800
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	260,000	281,726
Ohio State Water Development Authority, Drinking Water Assistance, Revenue Bond	5.000%	6/1/2021	Aaa	500,000	570,335
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	146,688
Ohio State Water Development Authority, Pollution Control, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	315,444
Ohio State Water Development Authority, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	150,000	155,559
Ohio State Water Development Authority, Series B-1, Revenue Bond	5.000%	12/1/2017	Aaa	125,000	129,632
Ohio State Water Development Authority, Sewer Impt., Series A, Revenue Bond	5.000%	6/1/2020	Aaa	450,000	501,660
Ohio State Water Development Authority, Water Utility Impt., Series B, Revenue Bond	5.000%	12/1/2031	Aaa	300,000	357,384
Ohio State, Highway Impt., Series S, G.O. Bond	5.000%	5/1/2026	Aa1	225,000	273,670
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	9/1/2025	Aa1	350,000	421,946
Ohio State, School Impt., Prerefunded Balance, Series B, G.O. Bond	5.000%	6/15/2024	Aa1	1,150,000	1,333,655
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	571,565
Ohio State, Series A, G.O. Bond	5.000%	9/1/2022	Aa1	125,000	145,219
Ohio State, Series A, G.O. Bond	5.000%	9/1/2025	Aa1	600,000	723,336
Ohio State, Series B, Revenue Bond	5.000%	12/15/2018	Aa2	650,000	696,794
Ohio State, Series B, Revenue Bond	5.000%	12/15/2019	Aa2	350,000	384,349
Olentangy Local School District, School Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	109,803

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Olentangy Local School District, Series B, G.O. Bond	5.000%	12/1/2018	Aa1	$150,000	$160,474
Olentangy Local School District, Series B, G.O. Bond	3.000%	12/1/2020	Aa1	115,000	120,495
Oregon City School District, School Impt., G.O. Bond	4.000%	12/1/2017	Aa3	100,000	102,597
Portage County, Limited Tax, Various Purposes Impt., G.O. Bond	4.000%	12/1/2017	AA2	250,000	256,720
Sheffield, Limited Tax, Various Purposes Impt., G.O. Bond	2.000%	12/1/2018	AA2	140,000	141,873
Springboro Community City School District, G.O. Bond, AGM	5.250%	12/1/2018	Aa3	200,000	213,892
Springboro Sewer System, Revenue Bond	4.000%	6/1/2018	Aa2	100,000	103,506
Springboro, Limited Tax, Public Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	106,551
Summit County, Various Purposes Impt., Series R, G.O. Bond, NATL	5.500%	12/1/2019	Aa1	100,000	111,316
Sylvania City School District, School Impt., Prerefunded Balance, G.O. Bond, AGC	5.000%	12/1/2020	A1	150,000	152,559
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	500,000	534,730
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	500,000	548,725
Toledo, Limited Tax, Capital Impt., G.O. Bond	5.000%	12/1/2019	A2	275,000	299,093
Troy, Limited Tax, Water & Sewer Impt., G.O. Bond	2.000%	12/1/2020	Aa1	100,000	100,807
Upper Arlington, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aaa	535,000	599,703
Westerville, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	112,641
Worthington City School District, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	420,768

TOTAL MUNICIPAL BONDS (Identified Cost $43,510,281)					43,281,947

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.1%

Dreyfus Government Cash Management (Identified Cost $906,998)	0.45%[4]	906,998	$906,998

TOTAL INVESTMENTS - 99.5% (Identified Cost $44,417,279)			44,188,945
OTHER ASSETS, LESS LIABILITIES - 0.5%			232,205

NET ASSETS - 100%			$44,421,150

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

4Rate shown is the current yield as of December 31, 2016.

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $44,417,279) (Note 2)	$44,188,945
Interest receivable	260,421
Receivable for fund shares sold	17,817
Prepaid expenses	1,445

TOTAL ASSETS	44,468,628

LIABILITIES:

Accrued management fees (Note 3)	18,989
Accrued fund accounting and administration fees (Note 3)	16,937
Accrued Directors’ fees (Note 3)	422
Accrued Chief Compliance Officer service fees (Note 3)	346
Accrued transfer agent fees (Note 3)	316
Audit fees payable	8,135
Other payables and accrued expenses	2,333

TOTAL LIABILITIES	47,478

TOTAL NET ASSETS	$44,421,150

NET ASSETS CONSIST OF:

Capital stock	$42,419
Additional paid-in-capital	44,624,229
Undistributed net investment income	41,706
Accumulated net realized loss on investments	(58,870)
Net unrealized depreciation on investments	(228,334)

TOTAL NET ASSETS	$44,421,150

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($44,421,150/4,241,930 shares)	$10.47

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$695,997
Dividends	2,283

Total Investment Income	698,280

EXPENSES:

Management fees (Note 3)	226,073
Fund accounting and administration fees (Note 3)	62,435
Chief Compliance Officer service fees (Note 3)	3,947
Directors’ fees (Note 3)	3,902
Transfer agent fees (Note 3)	1,184
Audit fees	31,232
Custodian fees	2,339
Miscellaneous	17,607

Total Expenses	348,719

NET INVESTMENT INCOME	349,561

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	18,213
Net change in unrealized appreciation (depreciation) on investments	(754,630)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(736,417)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(386,856)

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$349,561	$281,293
Net realized gain (loss) on investments	18,213	(45,591)
Net change in unrealized appreciation (depreciation) on investments	(754,630)	323,164

Net increase (decrease) from operations	(386,856)	558,866

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(358,742)	(286,649)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	714,836	(416,052)

Net decrease in net assets	(30,762)	(143,835)

NET ASSETS:

Beginning of year	44,451,912	44,595,747

End of year (including undistributed net investment income of $41,706 and $50,887, respectively)	$44,421,150	$44,451,912

The accompanying notes are an integral part of the financial statements.

14

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.64	$10.57	$10.54	$10.93	$10.77

Income (loss) from investment operations:
Net investment income[1]	0.08	0.07	0.07	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.16)	0.07	0.06	(0.31)	0.17

Total from investment operations	(0.08)	0.14	0.13	(0.17)	0.33

Less distributions to shareholders:

From net investment income	(0.09)	(0.07)	(0.06)	(0.14)	(0.17)
From net realized gain on investments	—	—	(0.04)	(0.08)	— [2]

Total distributions to shareholders	(0.09)	(0.07)	(0.10)	(0.22)	(0.17)

Net asset value - End of year	$10.47	$10.64	$10.57	$10.54	$10.93

Net assets - End of year (000’s omitted)	$44,421	$44,452	$44,596	$40,193	$38,749

Total return[3]	(0.81%)	1.31%	1.27%	(1.59%)	3.09%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.77%	0.77%	0.72%	0.78%	0.76%
Net investment income	0.77%	0.62%	0.65%	1.34%	1.45%
Portfolio turnover	13%	32%	41%	27%	9%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$43,281,947	$—	$43,281,947	$—
Mutual fund	906,998	906,998	—	—

Total assets	$44,188,945	$906,998	$43,281,947	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

18

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $7,796,641 and $5,841,650, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	487,801	$5,250,491	444,806	$4,719,459
Reinvested	33,047	351,308	26,854	281,527
Repurchased	(457,572)	(4,886,963)	(511,356)	(5,417,038)

Total	63,276	$714,836	(39,696)	$(416,052)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

19

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$ 1,800	$ —
Tax exempt income	$356,942	$286,649

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$44,417,279
Unrealized appreciation	136,449
Unrealized depreciation	(364,783)

Net unrealized depreciation	$(228,334)

Undistributed tax exempt income	$41,706
Capital loss carryforwards	$(58,870)

The capital loss carryover utilized in the current year was $18,213.

At December 31, 2016, the Series had net short-term capital loss carryforwards of $11,099 and net long-term capital loss carryforwards of $47,771 which may be carried forward indefinitely.

20

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York
February 22, 2017

21

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $356,942 as tax exempt dividends for the year ended December 31, 2016. It is the intention of the Series to designate the maximum allowable under tax law.

22

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

23

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

25

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)

(1972-present)

Culinary Institute of America (non-profit college)

(1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research

(2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

26

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)

Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)

Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOTE-12/16-AR

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

During 2016, municipal bonds experienced one of the worst years on record over the past 20 years, with the majority of negative performance occurring in the second half of 2016. More specifically, November was the third worst performing month for municipal bonds (as represented by the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index) over the past 20 years as rates rose sharply in the immediate aftermath of the U.S. election. The sell-off was largely caused by uncertainty regarding tax reforms, infrastructure spending, and deregulation under the incoming Trump administration.

The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index was slightly positive for the year, returning 0.02%. Over the same time period, the Diversified Tax Exempt Series returned -0.83%. Slight underperformance was primarily attributable to the Series’ shorter duration positioning relative to the benchmark, as rates fell in the earlier part of the year.

The Series maintains a significant overweight as compared to the benchmark to revenue bonds versus general obligation bonds. Revenue bonds continue to offer relatively attractive spreads while exhibiting stable credit fundamentals and tend to outperform in rising rate environments as they are cyclical in nature.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	-0.83%	0.77%	2.58%	3.82%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	0.02%	1.97%	3.70%	4.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2016 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.57%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for the year ended December 31, 2016.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16
Class A
Actual	$1,000.00	$972.40	$2.83
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.27	$2.90

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.57%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2016

(unaudited)

Top Ten States[2]
New York	10.6%	Pennsylvania	6.3%
Washington	7.9%	Georgia	4.6%
Florida	7.1%	Nebraska	3.6%
Ohio	6.8%	Arizona	3.4%
Texas	6.4%	Kansas	3.3%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 97.6%

ALASKA - 0.2%
Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	A1	$500,000	$567,425

ARIZONA - 3.3%
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	1,050,000	1,225,864
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2024	Aa2	1,200,000	1,419,396
Mesa, Multiple Utility Impt., Revenue Bond	3.000%	7/1/2039	Aa2	1,525,000	1,335,564
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	AA2	1,000,000	1,087,460
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,559,488
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	12/1/2018	Aa1	1,340,000	1,434,899
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	449,296
Tucson Water System, Series A, Revenue Bond	5.000%	7/1/2018	Aa2	1,400,000	1,476,622
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	509,901

					10,498,490

COLORADO - 2.7%
Boulder County, Series A, Revenue Bond	5.000%	7/15/2026	AA2	1,000,000	1,217,850
Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,649,760
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,673,727
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa1	1,500,000	1,627,155
Platte River Power Authority, Series GG, Revenue Bond, AGM	5.000%	6/1/2018	Aa2	1,210,000	1,277,324

					8,445,816

DELAWARE - 0.7%
Delaware River & Bay Authority, Series C, Revenue Bond	5.000%	1/1/2019	A1	2,000,000	2,136,780

DISTRICT OF COLUMBIA - 1.2%
District of Columbia Water & Sewer Authority, Series A, Revenue Bond	5.000%	10/1/2029	Aa2	1,380,000	1,631,160
District of Columbia Water & Sewer Authority, Series B, Revenue Bond	5.000%	10/1/2036	Aa2	900,000	1,030,905

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

DISTRICT OF COLUMBIA (continued)
District of Columbia Water & Sewer Authority, Series C, Revenue Bond	5.000%	10/1/2022	Aa2	$1,000,000	$1,160,020

					3,822,085

FLORIDA - 6.9%
Daytona Beach Utility System, Water Utility Impt., Revenue Bond, AGM	5.000%	11/1/2019	A1	1,010,000	1,101,476
Florida Municipal Power Agency, St. Lucie Project, Series A, Revenue Bond	5.000%	10/1/2018	A2	1,065,000	1,128,740
Florida’s Turnpike Enterprise, Series C, Revenue Bond	5.000%	7/1/2019	Aa2	920,000	1,000,942
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,728,283
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	9/1/2026	Aa1	960,000	877,882
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	3/1/2027	Aa1	995,000	896,196
Fort Myers Utility System, Utility Impt., Revenue Bond	5.000%	10/1/2019	Aa3	785,000	856,019
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	2,000,000	2,180,940
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	1,500,000	1,635,705
Miami-Dade County Expressway Authority, Swap Termination, Series A, Revenue Bond, AGM	4.000%	7/1/2018	A2	1,000,000	1,037,470
Miami-Dade County, Water & Sewer System, Revenue Bond	5.000%	10/1/2023	Aa3	2,000,000	2,335,880
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	548,585
Okaloosa County, Water & Sewer, Revenue Bond	5.000%	7/1/2023	Aa3	2,065,000	2,386,520
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2018	A2	675,000	711,011
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	541,030
Orlando-Orange County Expressway Authority, Swap Termination, Series B, Revenue Bond	5.000%	7/1/2020	A2	1,165,000	1,288,490
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2018	A1	400,000	423,984
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL	5.250%	9/1/2023	A1	500,000	582,515
Tampa, BayCare Health System, Revenue Bond	5.000%	11/15/2018	Aa2	500,000	532,395

					21,794,063

GEORGIA - 4.5%
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2019	Aa3	1,160,000	1,267,752
DeKalb County, Water & Sewerage, Revenue Bond	5.000%	10/1/2019	Aa3	500,000	545,020

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

GEORGIA (continued)
DeKalb County, Water & Sewerage, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	$1,585,000	$1,684,411
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2019	Aa3	1,200,000	1,285,524
Georgia State, Series E, G.O. Bond	5.000%	12/1/2025	Aaa	4,000,000	4,894,920
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	2,250,000	2,414,475
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	536,550
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	485,000	529,533
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,113,730

					14,271,915

HAWAII - 1.0%
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	1,000,000	1,083,090
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2023	Aa3	1,750,000	2,052,942

					3,136,032

ILLINOIS - 2.6%
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2022	AA2	500,000	515,360
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2023	AA2	625,000	639,131
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2018	Aa2	750,000	778,050
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2019	Aa2	760,000	803,753
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series A, G.O. Bond	5.000%	12/30/2018	Aa1	820,000	876,523
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2018	A1	500,000	519,730
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2025	A1	2,000,000	2,327,600
Illinois State Toll Highway Authority, Series A, Revenue Bond	5.000%	12/1/2019	Aa3	1,000,000	1,091,780
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, School Impt., G.O. Bond, NATL	5.500%	2/1/2019	A3	725,000	784,610

					8,336,537

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

INDIANA - 1.5%
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	$745,000	$748,494
Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	2,540,000	2,713,203
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	750,000	798,472
Lafayette, Sewage Works, Sewer Impt., Revenue Bond	3.000%	7/1/2018	AA2	475,000	486,120

					4,746,289

IOWA - 0.7%
Cedar Falls, Electric Utility, Revenue Bond	5.000%	12/1/2023	Aa2	2,000,000	2,342,160

KANSAS - 3.2%
Kansas Development Finance Authority, Series D, Revenue Bond	5.000%	11/15/2020	Aa2	500,000	547,610
Kansas Turnpike Authority, Series A, Revenue Bond	5.000%	9/1/2019	AA2	2,965,000	3,231,642
Topeka Combined Utility, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	894,432
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2018	AA2	1,000,000	1,065,330
Wichita, Water & Sewer Utility, Series B, Revenue Bond	5.000%	10/1/2019	AA2	2,000,000	2,186,040
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	4.000%	9/1/2018	A3	450,000	469,026
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A3	1,495,000	1,657,327

					10,051,407

KENTUCKY - 0.6%
Kentucky Turnpike Authority, Series A, Revenue Bond	5.000%	7/1/2019	Aa2	500,000	540,520
Louisville & Jefferson County, Sewer Impt., Series A, Revenue Bond	5.000%	5/15/2024	Aa3	1,070,000	1,265,072

					1,805,592

LOUISIANA - 1.5%
Lafayette Utilities, Sewer Impt., Revenue Bond	4.000%	11/1/2018	A1	1,135,000	1,187,573
Lafayette Utilities, Water & Sewer Impt., Revenue Bond	5.000%	11/1/2019	A1	990,000	1,080,040

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

LOUISIANA (continued)
New Orleans, Sewer Impt., Revenue Bond	5.000%	6/1/2021	A2	$600,000	$666,180
New Orleans, Water Utility Impt., Revenue Bond	5.000%	12/1/2020	A2	1,700,000	1,875,525

					4,809,318

MAINE - 0.2%
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	623,740

MARYLAND - 0.3%
Baltimore, Water Utility Impt., Series A, Revenue Bond	4.000%	7/1/2018	Aa3	500,000	520,710
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	540,645

					1,061,355

MASSACHUSETTS - 1.3%
Commonwealth of Massachusetts, Public Impt., Series D-2, G.O. Bond[3]	0.980%	8/1/2043	Aa1	1,225,000	1,225,049
Commonwealth of Massachusetts, Series C, G.O. Bond	3.625%	10/1/2040	Aa1	3,000,000	2,891,430

					4,116,479

MICHIGAN - 1.3%
Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,045,760
Ann Arbor Sewage Disposal System, Revenue Bond	2.000%	7/1/2027	AA2	820,000	746,815
Emmet County, Public Impt., G.O. Bond	2.250%	5/1/2018	Aa2	910,000	920,483
Walled Lake Consolidated School District, G.O. Bond	5.000%	5/1/2019	Aa1	1,000,000	1,076,930
West Ottawa Public Schools, Series I, G.O. Bond	5.000%	5/1/2019	Aa2	400,000	430,772

					4,220,760

MINNESOTA - 1.5%
Minnesota Municipal Power Agency, Series A, Revenue Bond	5.000%	10/1/2018	A2	2,130,000	2,260,143
Minnesota State, Series D, G.O. Bond	5.000%	8/1/2024	Aa1	2,000,000	2,402,800

					4,662,943

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MISSOURI - 1.4%
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	1/1/2025	Aa2	$750,000	$839,798
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	1/1/2027	Aa2	1,590,000	1,872,909
Missouri Housing Development Commission, Series A, Revenue Bond	1.600%	11/1/2019	AA2	265,000	265,188
Missouri Joint Municipal Electric Utility Commission, Series A, Revenue Bond	4.000%	1/1/2018	A2	750,000	770,565
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	796,318

					4,544,778

NEBRASKA - 3.5%
Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,284,000
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	630,000	658,703
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	500,000	522,780
Nebraska Public Power District, Prerefunded Balance, Series B, Revenue Bond	5.000%	1/1/2019	A1	600,000	623,454
Nebraska Public Power District, Revenue Bond	5.000%	1/1/2019	A1	1,000,000	1,069,420
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	534,710
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,094,360
Omaha Public Power District, Series A, Revenue Bond	4.000%	2/1/2018	A1	1,120,000	1,152,894
Omaha Public Power District, Series A, Revenue Bond	5.000%	2/1/2030	Aa2	1,000,000	1,178,910
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2018	Aa2	675,000	703,485
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	1,265,000	1,358,458

					11,181,174

NEW HAMPSHIRE - 0.9%
New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	A1	2,575,000	2,821,762

NEW JERSEY - 1.0%
New Jersey Health Care Facilities Financing Authority, Kennedy Health System, Revenue Bond	2.000%	7/1/2018	A3	455,000	459,523

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW JERSEY (continued)
New Jersey State Turnpike Authority, Series B, Revenue Bond	5.000%	1/1/2019	A2	$1,625,000	$1,735,142
New Jersey State Turnpike Authority, Series H, Revenue Bond	5.000%	1/1/2020	A2	915,000	974,960

					3,169,625

NEW MEXICO - 1.5%
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2022	Aa2	1,250,000	1,446,263
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	2,000,000	2,346,220
Las Cruces, Multiple Utility Impt., Revenue Bond	2.000%	6/1/2018	Aa2	875,000	885,938

					4,678,421

NEW YORK - 10.4%
Metropolitan Transportation Authority, Green Bond, Series A-1, Revenue Bond	5.000%	11/15/2026	A1	1,500,000	1,769,235
Metropolitan Transportation Authority, Series D-1, Revenue Bond	5.000%	11/15/2024	A1	1,385,000	1,618,414
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2018	A1	725,000	773,648
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,315,000	1,435,848
Metropolitan Transportation Authority, Transit Impt., Subseries D-2, Revenue Bond[3]	1.040%	11/15/2044	A1	1,600,000	1,598,752
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	1,000,000	1,075,840
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Impt., Subseries F-3, Revenue Bond	3.000%	2/1/2037	Aa1	3,000,000	2,697,030
New York City, Public Impt., Series F-1, G.O. Bond	5.000%	6/1/2024	Aa2	2,880,000	3,398,602
New York City, Series 1, G.O. Bond	5.000%	8/1/2020	Aa2	1,000,000	1,111,180
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,334,900
New York City, Series A, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,334,900
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	453,907
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2025	Aa1	2,000,000	2,397,680
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Prerefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	WR4	495,000	527,116

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Unrefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	AA2	$1,640,000	$1,745,075
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,048,130
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond	5.000%	3/15/2024	Aa1	765,000	902,731
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	4.000%	11/15/2018	Aa3	500,000	524,900
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	773,430
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	1,030,989
Triborough Bridge & Tunnel Authority, Subseries A, Revenue Bond	5.000%	11/15/2023	A1	2,805,000	3,298,035

					32,850,342

NORTH CAROLINA - 2.5%
Cape Fear Public Utility Authority, Sewer Impt., Revenue Bond	5.000%	8/1/2019	Aa1	1,240,000	1,314,363
Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,578,122
The Charlotte-Mecklenburg Hospital Authority, Series A, Revenue Bond	3.000%	1/15/2018	Aa3	500,000	509,445
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	641,202
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	437,496
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2024	A2	3,000,000	3,487,440

					7,968,068

NORTH DAKOTA - 0.3%
North Dakota Public Finance Authority, Series A, Revenue Bond	4.000%	6/1/2018	A2	800,000	829,432

OHIO - 6.7%
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2018	A1	425,000	442,599
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2023	A1	1,895,000	2,149,328

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OHIO (continued)
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Revenue Bond	5.250%	2/15/2023	A1	$25,000	$26,064
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	1,000,000	1,209,110
Franklin County, Ohio Health Corp., Revenue Bond	5.000%	5/15/2018	Aa2	640,000	672,710
Ohio State Turnpike Commission, Series A, Revenue Bond	5.250%	2/15/2027	Aa3	600,000	736,080
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2018	Aa3	1,000,000	1,048,100
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	3,735,000	4,047,097
Ohio State, Public Impt., Series B, G.O. Bond	3.000%	9/1/2021	Aa1	2,000,000	2,103,860
Ohio State, School Impt., Prerefunded Balance, Series B, G.O. Bond	5.000%	6/15/2024	Aa1	4,200,000	4,870,740
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	1,175,000	1,256,616
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	1,010,000	1,108,424
Toledo Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	11/15/2022	Aa3	610,000	693,106
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	674,636

					21,038,470

OKLAHOMA - 1.8%
Oklahoma Development Finance Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	8/15/2018	AA2	500,000	530,420
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2020	Aa3	2,750,000	3,023,900
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2022	Aa3	2,000,000	2,239,520

					5,793,840

OREGON - 3.1%
Bend, Water Utility Impt., Revenue Bond	5.000%	12/1/2030	Aa2	1,435,000	1,701,293
Clackamas County Service District No. 1, Sewer Impt., Revenue Bond	2.000%	12/1/2029	AA2	1,000,000	861,370
Medford Hospital Facilities Authority, Asante Health System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	440,000	475,970
Oregon State Housing & Community Services Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	230,000	229,690
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa3	1,285,000	1,400,406
Portland Sewer System, Series A, Revenue Bond	5.000%	6/15/2026	Aa2	2,480,000	3,010,794

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OREGON (continued)
Portland Sewer System, Series B, Revenue Bond	2.125%	6/15/2030	Aa3	$1,000,000	$866,100
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa1	1,015,000	1,159,039

					9,704,662

PENNSYLVANIA - 6.2%
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Revenue Bond	5.000%	8/15/2019	Aa3	640,000	695,930
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Revenue Bond	5.000%	5/15/2018	Aa3	500,000	525,625
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	6/1/2018	A1	1,465,000	1,540,052
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	12/1/2019	A1	1,500,000	1,639,020
Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bond	5.250%	12/1/2018	AA2	600,000	642,738
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,111,770
Pennsylvania Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	12/1/2023	A1	1,200,000	1,393,644
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2018	Aa3	615,000	650,707
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	Aa3	1,050,000	1,142,631
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,094,310
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	AA2	20,000	21,241
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	1/1/2018	A1	385,000	399,384
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	7/1/2018	A1	500,000	526,675
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2018	A1	1,370,000	1,457,159
Philadelphia, Water & Wastewater, Swap Termination, Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,082,410
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,087,920
Pittsburgh Water & Sewer Authority, Swap Termination, Series A, Revenue Bond, AGM	5.000%	9/1/2018	A2	1,325,000	1,404,606
Pittsburgh, Series B, G.O. Bond	5.000%	9/1/2018	A1	1,000,000	1,058,540

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

PENNSYLVANIA (continued)
Southcentral General Authority, Wellspan Health Obligated Group, Prerefunded Balance, Revenue Bond	5.625%	6/1/2018	WR4	$465,000	$493,983
Southcentral General Authority, Wellspan Health Obligated Group, Unrefunded Balance, Revenue Bond	5.625%	6/1/2018	Aa3	190,000	201,189
University Area Joint Authority, Revenue Bond, AGM	2.250%	11/1/2027	AA2	1,500,000	1,421,475

					19,591,009

SOUTH CAROLINA - 2.1%
Charleston, Waterworks & Sewer System, Revenue Bond	5.000%	1/1/2022	Aaa	530,000	594,782
Greenwood Metropolitan District, Sewer Impt., Revenue Bond	5.000%	10/1/2026	Aa3	500,000	597,180
South Carolina State Public Service Authority, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	85,000	91,162
South Carolina State Public Service Authority, Series A, Revenue Bond	5.000%	12/1/2019	A1	2,500,000	2,739,825
South Carolina State Public Service Authority, Series C, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,119,210
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond	5.000%	10/1/2018	A1	685,000	726,854
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond, AMBAC	5.250%	10/1/2018	A1	700,000	746,921

					6,615,934

TENNESSEE - 2.8%
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2023	Aa2	800,000	919,088
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2025	Aa2	705,000	804,821
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	735,539
Knoxville Wastewater System, Sewer Impt., Series B, Revenue Bond	4.000%	4/1/2024	Aa2	400,000	434,852
Madison Suburban Utility District, Revenue Bond, AGM	5.000%	2/1/2019	A1	655,000	699,101
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	2,000,000	2,140,460
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	1,000,000	1,070,230
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	4.000%	1/1/2018	Aa2	445,000	458,016

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TENNESSEE (continued)
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	$1,505,000	$1,620,283

					8,882,390

TEXAS - 6.3%
Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	Aa3	1,600,000	1,786,496
Austin Electric Utility, Series A, Revenue Bond	5.000%	11/15/2022	Aa3	500,000	578,355
Austin Water & Wastewater System, Revenue Bond	5.000%	11/15/2026	Aa2	1,500,000	1,814,820
Corpus Christi Utility System, Multiple Utility Impt., Revenue Bond	5.000%	7/15/2018	A1	1,000,000	1,054,260
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	606,683
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	530,820
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond	5.000%	8/15/2023	Aa2	600,000	704,004
Houston Combined Utility System, Multi Utility Impt., Series D, Revenue Bond	5.000%	11/15/2025	Aa2	1,265,000	1,487,792
Houston Combined Utility System, Series S, Revenue Bond[3]	1.580%	5/15/2034	AA2	1,000,000	996,130
Irving Waterworks & Sewer System, Water Utility Impt., Revenue Bond	4.000%	8/15/2018	Aa2	1,110,000	1,159,129
Metropolitan Transit Authority of Harris County, Transit Impt., Revenue Bond	5.000%	11/1/2019	Aa2	845,000	923,746
North Texas Municipal Water District, Sewer Impt., Revenue Bond	3.500%	6/1/2035	Aa2	1,000,000	962,550
North Texas Municipal Water District, Water Utility Impt., Revenue Bond	5.000%	9/1/2023	Aa2	2,535,000	2,974,696
North Texas Tollway Authority, Series A, Revenue Bond	5.000%	1/1/2026	A1	500,000	574,305
San Antonio Water System, Junior Lien, Series A, Revenue Bond	5.000%	5/15/2026	Aa2	500,000	602,805
Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bond	5.000%	8/1/2024	AAA[2]	2,200,000	2,573,384
Trinity River Authority LLC, Tarrant County Water Project, Revenue Bond	5.000%	2/1/2019	AA2	500,000	536,010

					19,865,985

UTAH - 1.0%
Intermountain Power Agency, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,107,020

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

UTAH (continued)
Provo Energy System Revenue, Series A, Revenue Bond, BAM	5.000%	2/1/2026	AA2	$975,000	$1,140,945

					3,247,965

VIRGINIA - 0.7%
Fairfax County Industrial Development Authority, Inova Health, Series C, Revenue Bond	5.000%	5/15/2018	Aa2	500,000	526,205
Norfolk Economic Development Authority, Sentara Healthcare, Series B, Revenue Bond	4.000%	11/1/2018	Aa2	400,000	418,900
Virginia Resources Authority, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2019	Aaa	1,290,000	1,413,659

					2,358,764

WASHINGTON - 7.7%
Benton County Public Utility District No. 1, Revenue Bond	5.000%	11/1/2018	Aa3	400,000	425,524
Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,495,532
Everett, G.O. Bond[3]	1.080%	12/1/2034	AA2	930,000	917,566
King County Sewer Revenue, Series B, Revenue Bond	5.000%	1/1/2020	Aa2	750,000	825,398
Seattle Municipal Light & Power, Series A, Revenue Bond	5.000%	6/1/2019	Aa2	1,675,000	1,816,822
Seattle Water System Revenue, Revenue Bond	5.000%	5/1/2026	Aa1	4,000,000	4,778,160
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,284,000
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	4.000%	4/1/2034	Aa1	2,435,000	2,561,912
Tacoma, Sewer Impt., Revenue Bond	5.000%	12/1/2018	Aa2	1,060,000	1,135,069
Tacoma, Sewer Impt., Revenue Bond	4.000%	12/1/2019	Aa2	1,095,000	1,171,858
Tacoma, Water Revenue, Series A, Revenue Bond	4.000%	12/1/2018	Aa2	1,000,000	1,051,910
Washington Health Care Facilities Authority, Providence Health & Services, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	475,000	505,476
Washington State, Series 2011-A, G.O. Bond	5.000%	1/1/2020	Aa1	2,000,000	2,199,200
Washington State, Series B, G.O. Bond	5.000%	2/1/2027	Aa1	2,675,000	3,152,327

					24,320,754

WEST VIRGINIA - 0.4%
Fairmont, Series D, Revenue Bond, AGM	3.000%	7/1/2018	A2	1,210,000	1,239,052

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WISCONSIN - 1.9%
Milwaukee Sewerage System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	$470,000	$532,684
Milwaukee Sewerage System, Sewer Impt., Series S7, Revenue Bond	3.000%	6/1/2031	AA2	1,000,000	954,690
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit, Series A, Revenue Bond	5.000%	11/15/2018	Aa2	600,000	640,956
Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc., Revenue Bond	3.000%	8/15/2019	A1	510,000	526,187
WPPI Energy, Prerefunded Balance, Series A, Revenue Bond, AGM	5.250%	7/1/2020	A1	625,000	662,394
WPPI Energy, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,212,000
WPPI Energy, Unrefunded Balance, Series A, Revenue Bond, AGM	5.250%	7/1/2020	A1	475,000	501,885

					6,030,796

WYOMING - 0.2%
Wyoming Municipal Power Agency, Inc., Series A, Revenue Bond	5.000%	1/1/2018	A2	500,000	519,395

TOTAL MUNICIPAL BONDS
(Identified Cost $311,260,401)					308,701,804

SHORT-TERM INVESTMENT - 0.9%
Dreyfus Government Cash Management
(Identified Cost $3,002,384)	0.45%[5]			3,002,384	3,002,384

TOTAL INVESTMENTS - 98.5%
(Identified Cost $314,262,785)					311,704,188
OTHER ASSETS, LESS LIABILITIES - 1.5%					4,681,700

NET ASSETS - 100%					$316,385,888

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3The coupon rate is floating and is the effective rate as of December 31, 2016.

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2016

4Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

5Rate shown is the current yield as of December 31, 2016.

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $314,262,785) (Note 2)	$311,704,188
Interest receivable	3,830,611
Receivable for fund shares sold	198,090
Receivable for securities sold	1,567,697
Prepaid expenses	10,909

TOTAL ASSETS	317,311,495

LIABILITIES:

Accrued management fees (Note 3)	138,385
Accrued fund accounting and administration fees (Note 3)	31,717
Accrued transfer agent fees (Note 3)	1,190
Accrued Directors fees (Note 3)	496
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	730,988
Other payables and accrued expenses	22,485

TOTAL LIABILITIES	925,607

TOTAL NET ASSETS	$316,385,888

NET ASSETS CONSIST OF:

Capital stock	$291,334
Additional paid-in-capital	319,129,833
Undistributed net investment income	254,414
Accumulated net realized loss on investments	(731,096)
Net unrealized appreciation (depreciation) on investments	(2,558,597)

TOTAL NET ASSETS	$316,385,888

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($316,385,888/29,133,412 shares)	$10.86

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$5,452,392
Dividends	13,395

Total Investment Income	5,465,787

EXPENSES:

Management fees (Note 3)	1,728,428
Fund accounting and administration fees (Note 3)	113,229
Directors’ fees (Note 3)	24,641
Transfer agent fees (Note 3)	4,387
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	14,628
Miscellaneous	87,972

Total Expenses	1,977,232

NET INVESTMENT INCOME	3,488,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	141,722
Net change in unrealized appreciation (depreciation) on investments	(6,304,198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,162,476)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,673,921)

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,488,555	$3,101,509
Net realized gain on investments	141,722	136,777
Net change in unrealized appreciation (depreciation) on investments	(6,304,198)	2,207,553

Net increase (decrease) from operations	(2,673,921)	5,445,839

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(3,710,962)	(3,270,501)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(35,812,746)	(19,862,558)

Net decrease in net assets	(42,197,629)	(17,687,220)

NET ASSETS:

Beginning of year	358,583,517	376,270,737

End of year (including undistributed net investment income of $254,414 and $476,821, respectively)	$316,385,888	$358,583,517

The accompanying notes are an integral part of the financial statements.

23

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.07	$11.00	$10.91	$11.39	$11.28

Income (loss) from investment operations:
Net investment income[1]	0.11	0.09	0.08	0.14	0.20
Net realized and unrealized gain (loss) on investments	(0.20)	0.08	0.09	(0.29)	0.14

Total from investment operations	(0.09)	0.17	0.17	(0.15)	0.34

Less distributions to shareholders:
From net investment income	(0.12)	(0.10)	(0.08)	(0.13)	(0.20)
From net realized gain on investments	—	—	—	(0.20)	(0.03)

Total distributions to shareholders	(0.12)	(0.10)	(0.08)	(0.33)	(0.23)

Net asset value - End of year	$10.86	$11.07	$11.00	$10.91	$11.39

Net assets - End of year (000’s omitted)	$316,386	$358,584	$376,271	$335,679	$332,228

Total return[2]	(0.83%)	1.51%	1.51%	(1.28%)	3.01%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.57%	0.57%	0.56%	0.57%	0.57%
Net investment income	1.01%	0.80%	0.75%	1.21%	1.71%
Portfolio turnover	16%	33%	25%	58%	9%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

24

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$308,701,804	$—	$308,701,804	$—
Mutual fund	3,002,384	3,002,384	—	—

Total assets	$311,704,188	$3,002,384	$308,701,804	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

27

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $54,736,045 and $76,355,042, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,651,508	$40,788,058	5,130,993	$56,681,868
Reinvested	304,427	3,358,990	275,078	3,024,888
Repurchased	(7,222,411)	(79,959,794)	(7,210,048)	(79,569,314)

Total	(3,266,476)	$(35,812,746)	(1,803,977)	$(19,862,558)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on

28

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$11,262	$—
Tax exempt income	$3,699,700	$3,270,501

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$314,258,652
Unrealized appreciation	847,353
Unrealized depreciation	(3,401,817)

Net unrealized depreciation	$(2,554,464)

Undistributed tax exempt income	$250,281
Capital loss carryforwards	$(731,096)

The capital loss carryover utilized in the current year was $142,619.

As of December 31, 2016, the Series had net short-term capital loss carryforwards of $270,182 and net long-term capital loss carryforwards of $460,914, which may be carried forward indefinitely.

29

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

30

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,699,700 as tax exempt dividends for the year ended December 31, 2016. It is the intention of the Series to designate the maximum allowable under tax law.

31

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

32

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

33

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

34

Diversified Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

35

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

36

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/16-AR

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

During 2016, municipal bonds experienced one of the worst years on record over the past 20 years, with the majority of negative performance occurring in the second half of 2016. More specifically, November was the third worst performing month for municipal bonds (as represented by the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index) over the past 20 years as rates rose sharply in the immediate aftermath of the U.S. election. The sell-off was largely caused by uncertainty regarding tax reforms, infrastructure spending, and deregulation under the incoming Trump administration.

The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index was slightly positive for the year, returning 0.02%. Over the same time period, the NY Tax Exempt Series returned -0.79%. Slight underperformance was primarily attributable to the Series’ shorter duration positioning relative to the benchmark, as rates fell in the earlier part of the year.

The Series maintains a significant overweight as compared to the benchmark to revenue bonds versus general obligation bonds. Revenue bonds continue to offer relatively attractive spreads while exhibiting stable credit fundamentals and tend to outperform in rising rate environments as they are cyclical in nature.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2016.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	-0.79%	0.71%	2.49%	3.68%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	0.02%	1.97%	3.70%	4.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2016 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for the year ended December 31, 2016.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16
Actual	$1,000.00	$972.20	$3.02
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.07	$3.10

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.61%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2016

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.5%
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2018	AA2	$1,295,000	$1,386,246
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	1,125,000	1,235,284
Amherst, Public Impt., G.O. Bond	5.000%	9/15/2018	Aa2	365,000	388,535
Arlington Central School District, G.O. Bond	4.000%	12/15/2020	Aa2	400,000	435,036
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	330,228
Auburn City School District, G.O. Bond, BAM	2.000%	6/15/2018	AA2	225,000	227,522
Bay Shore Union Free School District, G.O. Bond	4.000%	1/15/2018	Aa3	1,175,000	1,209,827
Beacon, Public Impt., Series A, G.O. Bond	3.000%	10/1/2018	Aa2	675,000	696,182
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa2	500,000	504,995
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	276,846
Brookhaven, Public Impt., Series A, G.O. Bond	3.000%	2/1/2019	Aa2	1,385,000	1,434,735
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	4.000%	7/1/2022	A2	300,000	325,095
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	7/1/2023	A2	300,000	344,763
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	Aa3	405,000	409,682
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	494,290
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	273,928
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	539,250
Clarkstown, G.O. Bond	4.000%	5/15/2019	AA2	375,000	398,066
Cortland County, Public Impt., G.O. Bond, BAM	2.750%	9/1/2019	AA2	305,000	314,040
Dutchess County, G.O. Bond	2.125%	12/15/2023	AA2	850,000	849,601
East Irondequoit Central School District, G.O. Bond	3.000%	6/15/2018	Aa2	310,000	318,317
East Islip Union Free School District, G.O. Bond	5.000%	6/15/2018	AA2	305,000	321,979
Erie County Fiscal Stability Authority, Public Impt., Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	633,954
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.125%	5/15/2018	Aa1	450,000	468,148
Erie County Fiscal Stability Authority, Series C, Revenue Bond	5.000%	3/15/2018	Aa1	1,025,000	1,072,857
Erie County Water Authority, Revenue Bond	5.000%	12/1/2017	Aa2	300,000	310,716
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	551,115
Fairport Central School District, School Impt., G.O. Bond	2.000%	6/15/2018	AA2	305,000	308,785
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	258,842
Gates Chili Central School District, School Impt., G.O. Bond	2.000%	6/15/2019	Aa3	215,000	217,900
Greece Central School District, G.O. Bond, BAM	2.500%	6/15/2023	Aa3	620,000	634,737
Herricks Union Free School District, G.O. Bond	2.000%	11/1/2017	Aa2	420,000	423,671
Hyde Park Central School District, G.O. Bond	2.000%	6/15/2018	AA2	355,000	359,459
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	503,330

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Islip Union Free School District, School Impt., G.O. Bond	2.250%	3/1/2019	Aa3	$475,000	$483,911
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	A2	200,000	206,664
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	504,230
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	Aa3	450,000	454,100
Longwood Central School District, Suffolk County, School Impt., G.O. Bond	2.250%	6/15/2018	AA2	590,000	599,794
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aaa	335,000	341,375
Metropolitan Transportation Authority, Series A-1, Revenue Bond	2.500%	11/15/2025	A1	2,000,000	1,916,900
Metropolitan Transportation Authority, Series A-2, Revenue Bond	5.000%	11/15/2025	A1	750,000	883,530
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,000,000	1,091,900
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2022	A1	250,000	287,430
Metropolitan Transportation Authority, Subseries B-1, Revenue Bond	5.000%	11/15/2024	AA2	1,885,000	2,207,222
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series C, Revenue Bond	6.500%	11/15/2028	WR3	700,000	768,124
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series C, Revenue Bond	6.500%	11/15/2028	WR3	90,000	98,759
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2017	Aa2	1,000,000	1,036,340
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2018	Aa2	200,000	214,430
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2018	A1	650,000	693,615
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2019	A1	500,000	545,950
Metropolitan Transportation Authority, Transit Impt., Subseries B-2, Revenue Bond	5.000%	11/15/2021	A1	1,000,000	1,133,690
Metropolitan Transportation Authority, Transit Impt., Subseries D-2, Revenue Bond[4]	1.040%	11/15/2044	A1	600,000	599,532
Metropolitan Transportation Authority, Transit Impt., Unrefunded Balance, Series B, Revenue Bond	6.500%	11/15/2028	A1	210,000	230,242
Monroe County Water Authority, Water Utility Impt., Revenue Bond	5.000%	8/1/2019	Aa2	455,000	494,289
Monroe County, Public Impt., G.O. Bond, BAM	5.000%	6/1/2018	AA2	500,000	525,130
Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	710,000	730,349
Nassau County Sewer & Storm Water Finance Authority, Multi Utility Impt., Prerefunded Balance, Series A, Revenue Bond, BHAC	5.000%	11/1/2018	WR3	350,000	374,227
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	500,000	533,475

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2022	Aa3	$500,000	$581,780
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2018	A2	500,000	522,970
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	2,425,000	2,608,912
New Rochelle City School District, G.O. Bond	5.000%	12/15/2017	Aa2	365,000	378,990
New York City Transitional Finance Authority Building Aid Revenue, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2026	Aa2	1,250,000	1,495,575
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2018	Aa2	1,000,000	1,057,890
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2019	Aa2	1,000,000	1,087,000
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-2, Revenue Bond	5.000%	7/15/2023	Aa2	2,000,000	2,336,220
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series A-1, Revenue Bond	3.250%	8/1/2035	Aa1	1,000,000	963,640
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series E-1, Revenue Bond	5.000%	2/1/2026	Aa1	475,000	562,709
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries B1, Revenue Bond	5.000%	11/1/2023	Aa1	2,000,000	2,359,100
New York City Transitional Finance Authority, Future Tax Secured, Series B, Revenue Bond	5.000%	11/1/2024	Aa1	3,000,000	3,471,240
New York City Transitional Finance Authority, Future Tax Secured, Series C, Revenue Bond	5.000%	11/1/2025	Aa1	750,000	891,922
New York City Water & Sewer System, Prerefunded Balance, Revenue Bond	5.000%	6/15/2021	WR3	315,000	332,624
New York City Water & Sewer System, Series A, Revenue Bond	3.000%	6/15/2036	Aa1	1,250,000	1,151,988
New York City Water & Sewer System, Series AA, Prerefunded Balance, Revenue Bond	5.000%	6/15/2020	Aa1	950,000	1,003,152
New York City Water & Sewer System, Series BB, Revenue Bond	5.000%	6/15/2020	Aa1	500,000	543,405
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa1	700,000	754,978
New York City Water & Sewer System, Series HH, Revenue Bond	5.000%	6/15/2025	Aa1	3,000,000	3,610,320
New York City Water & Sewer System, Unrefunded Balance, Revenue Bond	5.000%	6/15/2021	Aa1	1,590,000	1,679,724
New York City Water & Sewer System, Water Utility Impt., Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2018	Aa1	175,000	184,791
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,700,000	3,152,115
New York City, Series C, G.O. Bond	5.000%	8/1/2024	Aa2	4,865,000	5,752,814

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York Local Government Assistance Corp., Subseries A-5/6, Revenue Bond	5.500%	4/1/2019	Aa1	$445,000	$485,833
New York Municipal Bond Bank Agency, Revenue Bond	4.000%	12/1/2017	AA2	2,000,000	2,052,840
The New York Power Authority, Series A, Revenue Bond	4.000%	11/15/2018	Aa1	220,000	231,669
The New York Power Authority, Series C, Revenue Bond, NATL	5.000%	11/15/2017	Aa1	500,000	517,665
New York State Dormitory Authority, Consolidated Service Contract, Revenue Bond	5.000%	7/1/2019	Aa2	750,000	814,050
New York State Dormitory Authority, Income Tax Revenue, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	600,025
New York State Dormitory Authority, Income Tax Revenue, Series E, Revenue Bond	3.500%	3/15/2037	Aa1	850,000	831,138
New York State Dormitory Authority, Rochester Institute of Technology, University & College Impt., Prerefunded Balance, Series A, Revenue Bond	5.750%	7/1/2025	A1	500,000	533,395
New York State Dormitory Authority, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	602,930
New York State Dormitory Authority, Series A, Revenue Bond	3.000%	10/1/2026	A2	1,000,000	1,003,550
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.000%	10/1/2018	AA2	250,000	261,320
New York State Dormitory Authority, Series B, Revenue Bond, AGM	5.000%	4/1/2019	AA2	1,265,000	1,362,696
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2024	Aa1	4,000,000	4,742,800
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2027	Aa1	300,000	361,875
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2017	A2	2,750,000	2,830,988
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2018	A2	500,000	531,630
New York State Dormitory Authority, University & College Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	225,000	244,622
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2025	Aaa	1,000,000	1,130,290
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,394,938
New York State Environmental Facilities Corp., Water Utility Impt., Revenue Bond	5.000%	6/15/2031	Aaa	1,000,000	1,194,530
New York State Environmental Facilities Corp., Water Utility Impt., Series A, Revenue Bond	5.000%	6/15/2035	Aaa	1,000,000	1,168,110
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, Revenue Bond	5.000%	4/1/2018	AA2	225,000	236,030

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Prerefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	WR3	$100,000	$106,488
New York State Thruway Authority, Highway & Bridge Trust Fund, Highway Impt., Unrefunded Balance, Series B, Revenue Bond	5.000%	4/1/2019	AA2	250,000	266,018
New York State Thruway Authority, Highway Impt., Revenue Bond	5.000%	4/1/2018	AA2	2,025,000	2,124,266
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	608,272
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	5.000%	1/1/2018	A2	590,000	612,219
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	550,268
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2023	Aa1	1,285,000	1,445,342
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2025	Aa1	1,170,000	1,392,382
New York State Urban Development Corp., Public Impt., Series A-2, Revenue Bond, NATL	5.500%	3/15/2024	Aa1	1,250,000	1,526,300
New York State Urban Development Corp., Series A, Revenue Bond	5.000%	3/15/2026	Aa1	1,050,000	1,266,982
New York State Urban Development Corp., Series A, Revenue Bond	5.000%	3/15/2027	Aa1	2,000,000	2,395,820
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2018	Aa1	3,440,000	3,602,884
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,135,610
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa1	565,000	624,076
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	505,685
Niskayuna Central School District, G.O. Bond	3.000%	4/15/2018	AA2	360,000	368,752
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	431,964
Oneida County, Public Impt., G.O. Bond, AGM	2.500%	5/15/2019	A1	500,000	511,395
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	409,172
Onondaga County Water Authority, Water Utility Impt., Series A, Revenue Bond, BAM	3.000%	9/15/2018	Aa3	200,000	206,014
Onondaga County, Public Impt., G.O. Bond	4.000%	5/1/2018	Aa2	1,400,000	1,452,934
Onondaga County, Public Impt., G.O. Bond	5.000%	5/1/2020	Aa2	250,000	277,790
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2022	Aa2	1,000,000	1,156,040
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2023	Aa2	1,000,000	1,176,460
Onondaga County, Public Impt., G.O. Bond	2.125%	6/15/2030	Aa2	715,000	627,520
Orange County, Various Purposes Impt., Series A, G.O. Bond, AGM	5.000%	3/1/2023	Aa3	520,000	608,478
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	384,076

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 189, Revenue Bond	5.000%	5/1/2024	Aa3	$800,000	$950,584
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2018	Aa3	400,000	428,092
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2024	Aa3	765,000	908,200
Port Authority of New York & New Jersey, Consolidated Series 184, Revenue Bond	5.000%	9/1/2025	Aa3	2,500,000	2,981,075
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2019	Aa3	200,000	212,104
Putnam County, Parking Facility Impt., G.O. Bond	2.000%	11/15/2018	Aa2	300,000	304,143
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	934,194
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	109,660
Rochester, School Impt., Series II, G.O. Bond	5.000%	2/1/2019	Aa3	1,625,000	1,743,072
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	242,952
Sachem Central School District, G.O. Bond, NATL	5.250%	10/15/2017	A3	225,000	232,414
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	514,834
South Glens Falls Central School District, School Impt., Unrefunded Balance, G.O. Bond, NATL	5.375%	6/15/2018	A1	95,000	96,853
South Jefferson Central School District, G.O. Bond, BAM	2.000%	6/15/2019	AA2	710,000	717,171
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	5.000%	6/1/2021	AAA[2]	1,225,000	1,391,637
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	4.000%	6/1/2022	WR3	25,000	27,516
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond	4.000%	6/1/2022	AAA[2]	175,000	191,291
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2018	AAA[2]	2,000,000	2,108,280
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2019	AAA[2]	775,000	841,232
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	6/1/2018	AAA[2]	200,000	210,770
Suffolk County, G.O. Bond, AGM	5.000%	2/1/2018	A2	500,000	520,060
Suffolk County, Series B, G.O. Bond, AGM	5.000%	10/1/2019	AA2	1,000,000	1,086,940
Sullivan County, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	1,015,000	1,027,819
Sullivan County, Public Impt., G.O. Bond	3.000%	11/15/2023	AA2	500,000	525,430
Syracuse, Public Impt., Series A, G.O. Bond, AGM	4.000%	6/1/2018	A1	545,000	565,138
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2018	AA2	365,000	369,146
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	355,000	359,963
Triborough Bridge & Tunnel Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	11/15/2020	Aa3	530,000	557,942

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2018	Aa3	$890,000	$951,268
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2019	Aa3	1,075,000	1,178,802
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2023	Aa3	350,000	412,328
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	11/15/2021	WR3	305,000	326,408
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Subseries D, Revenue Bond	5.000%	11/15/2022	WR3	310,000	331,759
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	4.000%	11/15/2017	A1	430,000	440,961
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	5.000%	11/15/2024	Aa3	650,000	775,872
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2017	Aa3	350,000	362,054
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2018	Aa3	250,000	262,450
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2019	Aa3	820,000	899,179
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,162,480
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2024	Aa3	1,000,000	1,159,480
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2018	Aa3	500,000	534,420
Ulster County, Public Impt., G.O. Bond	4.000%	11/15/2019	AA2	510,000	545,404
Ulster County, Public Impt., Series B, G.O. Bond	2.000%	11/15/2020	AA2	685,000	689,206
Union Endicott Central School District, G.O. Bond, BAM	2.125%	6/15/2019	AA2	580,000	588,584
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	566,825
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	531,635
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	309,157
Webster Central School District, G.O. Bond	4.000%	10/1/2018	AA2	375,000	392,250
Westchester County, Prerefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	WR3	5,000	5,081
Westchester County, Unrefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	Aa1	410,000	416,466
Westchester County, Unrefunded Balance, Series C, G.O. Bond	5.000%	11/1/2017	Aa1	495,000	511,716
Wilson Central School District, G.O. Bond	3.000%	6/15/2018	Aa3	420,000	430,899
Yonkers, Public Impt., Series C, G.O. Bond, AGM	2.000%	10/15/2017	A2	500,000	502,945
Yonkers, Public Impt., Series C, G.O. Bond, AGM	4.000%	8/15/2020	A2	350,000	375,596

TOTAL MUNICIPAL BONDS (Identified Cost $156,141,824)					155,624,896

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2016

	COUPON RATE	SHARES	VALUE (NOTE 2)
SHORT-TERM INVESTMENT - 2.6%

Dreyfus Government Cash Management (Identified Cost $ 4,166,787)	0.45%[5]	4,166,787	$4,166,787

TOTAL INVESTMENTS - 99.1% (Identified Cost $ 160,308,611)			159,791,683
OTHER ASSETS, LESS LIABILITIES - 0.9%			1,499,828

NET ASSETS - 100%			$161,291,511

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

BHAC (Berkshire Hathaway Assurance Corp.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

4The coupon rate is floating and is the effective rate as of December 31, 2016.

5Rate shown is the current yield as of December 31, 2016.

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $160,308,611) (Note 2)	$159,791,683
Interest receivable	1,401,921
Receivable for fund shares sold	258,954
Prepaid expenses	3,021

TOTAL ASSETS	161,455,579

LIABILITIES:

Accrued management fees (Note 3)	67,814
Accrued fund accounting and administration fees (Note 3)	23,620
Accrued transfer agent fees (Note 3)	992
Accrued directors’ fees (Note 3)	452
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	56,952
Audit fees payable	8,653
Other payables and accrued expenses	5,239

TOTAL LIABILITIES	164,068

TOTAL NET ASSETS	$161,291,511

NET ASSETS CONSIST OF:

Capital stock	$156,377
Additional paid-in-capital	161,523,427
Undistributed net investment income	101,998
Accumulated net realized gain on investments	26,637
Net unrealized depreciation on investments	(516,928)

TOTAL NET ASSETS	$161,291,511

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($161,291,511/15,637,699 shares)	$10.31

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$2,574,220
Dividends	5,055

Total Investment Income	2,579,275

EXPENSES:

Management fees (Note 3)	839,813
Fund accounting and administration fees (Note 3)	85,327
Directors’ fees (Note 3)	12,388
Chief Compliance Officer service fees (Note 3)	3,947
Transfer agent fees (Note 3)	3,727
Custodian fees	172
Miscellaneous	67,347

Total Expenses	1,012,721

NET INVESTMENT INCOME	1,566,554

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	80,455
Net change in unrealized appreciation (depreciation) on investments	(2,691,963)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,611,508)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,044,954)

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,566,554	$1,347,574
Net realized gain (loss) on investments	80,455	(10,276)
Net change in unrealized appreciation (depreciation) on investments	(2,691,963)	1,237,092

Net increase (decrease) from operations	(1,044,954)	2,574,390

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,648,760)	(1,375,350)
From net realized gain on investments	(57,361)	—

Total distributions to shareholders	(1,706,121)	(1,375,350)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(10,560,519)	(7,325,193)

Net decrease in net assets	(13,311,594)	(6,126,153)

NET ASSETS:

Beginning of year	174,603,105	180,729,258

End of year (including undistributed net investment income of $101,998 and $195,063, respectively)	$161,291,511	$174,603,105

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.50	$10.42	$10.40	$10.78	$10.63

Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.07	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.18)	0.08	0.07	(0.36)	0.16

Total from investment operations	(0.08)	0.16	0.14	(0.19)	0.35

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.07)	(0.16)	(0.20)
From net realized gain on investments	— [2]	—	(0.05)	(0.03)	— [2]

Total distributions to shareholders	(0.11)	(0.08)	(0.12)	(0.19)	(0.20)

Net asset value - End of year	$10.31	$10.50	$10.42	$10.40	$10.78

Net assets - End of year (000’s omitted)	$161,292	$174,603	$180,729	$163,836	$162,785

Total return[3]	(0.79%)	1.54%	1.28%	(1.72%)	3.31%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%	0.60%	0.58%	0.60%	0.60%
Net investment income	0.93%	0.74%	0.68%	1.57%	1.72%
Portfolio turnover	19%	35%	43%	33%	7%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$155,624,896	$—	$155,624,896	$—
Mutual fund	4,166,787	4,166,787	—	—

Total assets	$159,791,683	$4,166,787	$155,624,896	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $31,563,764 and $37,291,325, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,358,590	$14,312,915	2,127,692	$22,249,004
Reinvested	152,544	1,595,775	123,356	1,285,190
Repurchased	(2,507,504)	(26,469,209)	(2,953,966)	(30,859,387)

Total	(996,370)	$(10,560,519)	(702,918)	$(7,325,193)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $10,859 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$4,245	$—
Tax exempt income	$1,644,515	$1,375,350
Long-term capital gains	$57,361	$—

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$160,299,452
Unrealized appreciation	520,064
Unrealized depreciation	(1,027,833)

Net unrealized depreciation	$(507,769)

Undistributed tax exempt income	$92,839
Undistributed long-term capital gains	$26,637

The capital loss carryover utilized in the current year was $7,316.

22

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

23

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,644,515 as tax exempt dividends for the year ended December 31, 2016. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $88,198 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2016.

24

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech)(2000-present) ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014) HLTH Corp (WebMD)(information)(2000-2010) Cheyne Capital International (investment)(2000-present) GMP Companies (investment)(2000-2011) Cytos Biotechnology Ltd (biotechnology)(2012-2014)

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/16-AR

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of U.S. dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

The Bloomberg Barclays U.S. Aggregate Index returned 2.65% for 2016. The Class S shares of the Core Bond Series returned 2.53%, slightly trailing the benchmark. Contributing to relative performance was the Series’ shorter duration and credit allocations.

While the first half of the year saw falling yields and the Series’ higher allocation to shorter-term fixed income negatively impacted relative performance, performance for the second half of the year benefited from the Series’ shorter duration positioning as rates rose, particularly when rates spiked after the U.S. election.

The Series’ relative overweight to corporates and securitized credit benefited performance throughout 2016. These sectors have been a focus area for us as we’ve felt investors were being well compensated to take on credit risk given spread levels in the credit markets. We continue to view the Series’ current overweight positions as appropriate as we feel investors are being compensated to take on credit risk given current credit spreads. However, we would expect to pare back corporate exposure if credit spreads tighten, or if our outlook for the economy and/or macro risks change.

The Series’ largest underweight relative to the benchmark is to U.S. Treasuries. Despite the increase seen in 2016, yields remain quite low. As a result, we continue to believe that interest rates do not adequately compensate investors to take on significant levels of interest rate risk. Therefore, the Series maintains a relatively modest duration. Should interest rates continue to increase to more attractive levels (causing prices to decline), we would look to increase duration through the purchase of longer maturity Treasuries or Agencies to take advantage of higher levels of income. If rates consolidate and prices rise, we may look to reduce duration.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353. Performance for the Core Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Core Bond Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series - Class S3	2.53%	3.04%	4.82%	4.58%
Manning & Napier Fund, Inc. - Core Bond Series - Class I3,4	2.80%	3.13%	4.86%	4.62%
Bloomberg Barclays U.S. Aggregate Index[5]	2.65%	2.23%	4.34%	4.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series - Class S for the ten years ended December 31, 2016 to the Bloomberg Barclays U.S. Aggregate Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from April 21, 2005, the Series’ inception date. The Bloomberg Barclays U.S. Aggregate Bond Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.70% for Class S and 0.45% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S and 0.51% for Class I (annualized) for the year ended December 31, 2016.

4For periods prior to the inception of Class I on August 3, 2015, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Core Bond Series - Class S.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$985.20	$3.49	0.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%
Class I
Actual	$1,000.00	$987.60	$2.25	0.45%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2016

5

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 41.3%

Non-Convertible Corporate Bonds - 41.3%
Consumer Discretionary - 3.4%
Auto Components - 0.6%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	Baa1	$1,005,000	$1,041,189

Household Durables - 0.8%
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,485,000	1,513,436

Internet & Direct Marketing Retail - 1.0%
The Priceline Group, Inc., 3.60%, 6/1/2026	Baa1	1,830,000	1,809,877

Media - 0.5%
Comcast Corp., 3.20%, 7/15/2036	A3	975,000	876,986

Multiline Retail - 0.5%
Dollar General Corp., 3.25%, 4/15/2023	Baa2	930,000	917,747

Total Consumer Discretionary			6,159,235

Consumer Staples - 2.8%
Beverages - 1.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A3	845,000	941,218
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	A3	595,000	894,817
PepsiCo, Inc., 3.10%, 7/17/2022	A1	895,000	919,452

			2,755,487

Food & Staples Retailing - 1.3%
CVS Health Corp., 3.50%, 7/20/2022	Baa1	1,345,000	1,381,979
The Kroger Co., 2.60%, 2/1/2021	Baa1	930,000	928,090

			2,310,069

Total Consumer Staples			5,065,556

Energy - 6.7%
Energy Equipment & Services - 1.6%
Ensco plc, 5.20%, 3/15/2025	B1	1,135,000	980,265
Schlumberger Holdings Corp.[2], 3.625%, 12/21/2022	A3	1,790,000	1,855,323

			2,835,588

Oil, Gas & Consumable Fuels - 5.1%
BP Capital Markets plc (United Kingdom), 3.216%, 11/28/2023	A2	1,805,000	1,823,030
Chevron Corp., 1.79%, 11/16/2018	Aa2	950,000	953,614
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	Baa2	885,000	929,754
ConocoPhillips Co., 3.35%, 5/15/2025	Baa2	935,000	922,626
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	Baa3	1,865,000	1,908,274
Kinder Morgan, Inc.[2], 5.625%, 11/15/2023	Baa3	880,000	965,898
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026	Baa3	990,000	901,890
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	A3	900,000	931,441

			9,336,527

Total Energy			12,172,115

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 13.4%
Banks - 7.0%
Bank of America Corp., 5.70%, 5/2/2017	Baa3	$940,000	$952,809
Bank of America Corp., 4.00%, 1/22/2025	Baa3	1,380,000	1,381,733
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	Baa3	750,000	931,283
Citigroup, Inc., 3.875%, 3/26/2025	Baa3	1,860,000	1,847,722
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1	935,000	951,754
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3	1,740,000	1,874,777
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021	Aaa	1,700,000	1,653,233
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa2	1,878,000	1,887,078
Santander Bank N.A., 8.75%, 5/30/2018	Baa2	650,000	699,586
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa3	645,000	639,280

			12,819,255

Capital Markets - 3.6%
The Goldman Sachs Group, Inc.[3], 2.537%, 11/29/2023	A3	1,910,000	1,969,223
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	Baa2	910,000	924,415
Morgan Stanley, 2.125%, 4/25/2018	A3	1,425,000	1,430,677
Morgan Stanley, 5.00%, 11/24/2025	Baa2	1,285,000	1,372,749
TD Ameritrade Holding Corp., 2.95%, 4/1/2022	A3	920,000	931,453

			6,628,517

Insurance - 2.8%
American International Group, Inc., 4.125%, 2/15/2024	Baa1	1,335,000	1,386,021
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	2,570,000	2,714,223
Prudential Financial, Inc.[4], 5.875%, 9/15/2042	Baa2	870,000	912,413

			5,012,657

Total Financials			24,460,429

Health Care - 0.5%
Biotechnology - 0.5%
AbbVie, Inc., 1.80%, 5/14/2018	Baa2	960,000	960,721

Industrials - 4.1%
Airlines - 0.6%
Southwest Airlines Co., 2.75%, 11/6/2019	Baa1	670,000	681,827
Southwest Airlines Co., 2.65%, 11/5/2020	Baa1	345,000	345,873

			1,027,700

Construction & Engineering - 0.5%
Fluor Corp., 3.50%, 12/15/2024	A3	900,000	910,091

Industrial Conglomerates - 2.0%
General Electric Co.[3], 1.261%, 5/5/2026	A1	1,950,000	1,886,658
Siemens Financieringsmaatschappij N.V. (Germany)[2], 2.90%, 5/27/2022	A1	1,825,000	1,838,698

			3,725,356

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 1.0%
Air Lease Corp., 3.375%, 6/1/2021	BBB	[5]	$1,855,000	$1,880,701

Total Industrials				7,543,848

Information Technology - 3.6%
Internet Software & Services - 0.8%
eBay, Inc., 2.50%, 3/9/2018	Baa1		1,420,000	1,432,466

IT Services - 1.3%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	Aa3		930,000	934,806
Visa, Inc., 2.80%, 12/14/2022	A1		1,370,000	1,377,676

				2,312,482

Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp., 2.45%, 7/29/2020	A1		930,000	943,112
QUALCOMM, Inc., 3.00%, 5/20/2022	A1		910,000	922,090

				1,865,202

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co., 2.45%, 10/5/2017	Baa2		955,000	960,310

Total Information Technology				6,570,460

Materials - 2.0%
Chemicals - 1.1%
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2		820,000	939,786
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	Baa2		1,060,000	1,078,543

				2,018,329

Metals & Mining - 0.5%
BHP Billiton Finance USA Ltd. (Australia), 3.85%, 9/30/2023	A3		875,000	926,047

Paper & Forest Products - 0.4%
Domtar Corp., 4.40%, 4/1/2022	Baa3		735,000	756,215

Total Materials				3,700,591

Real Estate - 2.5%
Equity Real Estate Investment Trusts (REITS) - 2.5%
American Tower Corp., 3.30%, 2/15/2021	Baa3		1,835,000	1,855,901
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2		650,000	704,250
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2		250,000	266,218
Crown Castle Towers LLC[2], 3.222%, 5/15/2022	A2		400,000	406,612
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	Aaa		450,000	438,543
Welltower, Inc., 4.95%, 1/15/2021	Baa1		870,000	938,263

Total Real Estate				4,609,787

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 2.3%
Diversified Telecommunication Services - 2.0%
AT&T, Inc., 5.20%, 3/15/2020	Baa1		$1,730,000	$1,859,849
Verizon Communications, Inc., 4.15%, 3/15/2024	Baa1		1,740,000	1,818,269

				3,678,118

Wireless Telecommunication Services - 0.3%
SBA Tower Trust[2], 3.598%, 4/15/2018	Baa3		465,000	466,716

Total Telecommunication Services				4,144,834

TOTAL CORPORATE BONDS
(Identified Cost $75,301,679)				75,387,576

ASSET-BACKED SECURITIES - 4.4%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[2], 1.639%, 2/15/2021	WR	[6]	103,445	100,535
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa		950,000	940,767
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	WR	[6]	240,487	238,533
Colony American Homes, Series 2015-1A, Class A2,3, 1.936%, 7/17/2032	Aaa		572,132	572,804
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	AAA	[5]	496,129	495,854
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[2], 1.74%, 2/22/2022	AAA	[5]	425,000	423,797
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	WR	[6]	62,155	62,879
FNA Trust, Series 2014-1A, Class A2, 1.296%, 12/10/2022	WR	[6]	58,436	57,925
Home Partners of America Trust, Series 2016-1, Class A2,3, 2.386%, 3/17/2033	Aaa		347,893	350,350
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	AAA	[5]	1,000,000	997,613
Invitation Homes Trust, Series 2015-SFR3, Class A2,3, 2.036%, 8/17/2032	Aaa		589,230	590,682
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa		900,000	897,551
Navient Student Loan Trust, Series 2016-3A, Class A1[2,3], 1.356%, 6/25/2065	AAA	[5]	797,648	799,889
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A2, 1.92%, 10/15/2019	Aaa		390,000	389,999
Starwood Retail Property Trust, Series 2014-STAR, Class A2,3,1.924%, 11/15/2027	AAA	[5]	410,000	407,037
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	WR	[6]	220,338	218,902

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	Aaa		$500,000	$485,508

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $8,058,321)				8,030,625

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.9%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA	[5]	46,872	48,582
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/13/2035	AAA	[5]	400,000	389,663
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A2, 3.178%, 2/10/2035	WR	[6]	400,000	399,927
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,3], 2.50%, 5/25/2043	AAA	[5]	311,458	292,029
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,3], 2.13%, 2/25/2043	AAA	[5]	241,579	222,527
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.201%, 4/25/2021	Aaa		7,515,274	328,990
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.539%, 10/25/2021	Aaa		1,173,966	71,062
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.479%, 6/25/2022	Aaa		9,483,491	623,820
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.215%, 4/25/2023	Aaa		14,133,149	163,111
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.115%, 5/25/2023	Aaa		8,321,457	56,490
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.546%, 10/25/2018	Aaa		1,584,023	37,083
FREMF Mortgage Trust, Series 2011-K15, Class B2,3, 4.948%, 8/25/2044	WR	[6]	170,000	183,392
FREMF Mortgage Trust, Series 2011-K701, Class B2,3, 4.286%, 7/25/2048	AA	[5]	160,000	162,300
FREMF Mortgage Trust, Series 2013-K712, Class B2,3, 3.365%, 5/25/2045	AA	[5]	360,000	365,570
FREMF Mortgage Trust, Series 2015-K42, Class B2,3, 3.853%, 12/25/2024	A3		380,000	375,746
FREMF Mortgage Trust, Series 2015-K43, Class B2,3, 3.735%, 2/25/2048	WR	[6]	400,000	391,923
FREMF Mortgage Trust, Series 2015-K720, Class B2,3, 3.389%, 7/25/2022	Baa2		340,000	330,097
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,3], 3.382%, 12/15/2034	AA	[5]	400,000	406,053
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[2,3], 3.382%, 12/15/2034	BBB	[5]	220,000	218,775
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA	[5]	200,000	208,632

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,3], 3.00%, 3/25/2043	WR	[6]	$177,702	$172,104
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,3], 3.50%, 5/25/2043	AAA	[5]	201,245	202,865
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,3], 3.00%, 6/25/2029	AAA	[5]	248,508	250,042
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[2], 2.767%, 1/20/2041	Aaa		202,530	202,414
Motel 6 Trust, Series 2015-MTL6, Class B2, 3.298%, 2/5/2030	WR	[6]	350,000	351,196
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,3], 3.75%, 11/25/2054	AAA	[5]	229,406	232,728
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,3], 3.75%, 8/25/2055	Aaa		460,524	475,504
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,3], 3.75%, 11/25/2056	AAA	[5]	366,406	377,494
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA	[5]	100,000	106,342
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	Aaa		617,247	622,793
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	Aaa		1,611,357	1,639,420
SCG Trust, Series 2013-SRP1, Class AJ2,3, 2.654%, 11/15/2026	AAA	[5]	450,000	446,193
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA	[5]	179,124	176,150
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa		250,149	246,302
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,3], 2.50%, 10/25/2056	Aaa		850,000	846,060
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	Aaa		800,000	815,594
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA	[5]	245,000	258,470
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa		275,000	292,898
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[2,3], 4.869%, 2/15/2044	Aaa		810,000	882,984
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,3], 3.50%, 1/20/2045	WR	[6]	213,383	212,812
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,3], 3.50%, 3/20/2045	Aaa		230,916	232,890

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $14,068,198)				14,319,027

FOREIGN GOVERNMENT BONDS - 3.2%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2		2,500,000	2,495,333
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2		500,000	491,025
Province of Ontario (Canada), 2.00%, 9/27/2018	Aa2		450,000	453,526

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Province of Ontario (Canada), 1.25%, 6/17/2019	Aa2	$400,000	$395,089
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1	2,000,000	1,967,534

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $5,847,543)			5,802,507

U.S. TREASURY SECURITIES - 22.3%

U.S. Treasury Bonds - 6.9%
U.S. Treasury Bond, 6.25%, 5/15/2030		2,625,000	3,713,658
U.S. Treasury Bond, 4.75%, 2/15/2037		2,700,000	3,514,112
U.S. Treasury Bond, 2.50%, 2/15/2045		4,000,000	3,562,968
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042		1,856,068	1,757,181

Total U.S. Treasury Bonds
(Identified Cost $13,072,129)			12,547,919

U.S. Treasury Notes - 15.4%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020		1,916,541	1,936,454
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023		1,602,293	1,590,458
U.S. Treasury Note, 0.75%, 4/15/2018		7,647,000	7,623,402
U.S. Treasury Note, 1.375%, 4/30/2020		9,085,000	9,026,447
U.S. Treasury Note, 1.75%, 4/30/2022		4,208,000	4,149,648
U.S. Treasury Note, 1.625%, 5/15/2026		4,000,000	3,730,000

Total U.S. Treasury Notes
(Identified Cost $28,455,008)			28,056,409

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $41,527,137)			40,604,328

U.S. GOVERNMENT AGENCIES - 17.7%

Mortgage-Backed Securities - 15.5%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		218,818	231,344
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		15,641	16,421
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		22,023	23,575
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		151,257	160,037
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		27,628	29,613
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		262,625	277,961
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		17,651	18,938
Fannie Mae, Pool #AL5861, 4.50%, 1/1/2031		459,270	494,258
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		128,834	139,418
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		233,596	248,023
Fannie Mae, Pool #AS2547, 3.50%, 6/1/2034		464,054	482,124
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		224,035	238,114
Fannie Mae, Pool #MA2198, 3.50%, 3/1/2035		754,573	784,095
Fannie Mae, Pool #AY8263, 3.00%, 5/1/2035		642,016	643,369
Fannie Mae, Pool #828377, 5.50%, 6/1/2035		478,341	533,659

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2016

	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA2587, 3.50%, 4/1/2036	$899,804	$931,845
Fannie Mae, Pool #889494, 5.50%, 1/1/2037	484,418	542,334
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	60,478	67,475
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	72,302	80,485
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	211,208	239,470
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	76,446	85,386
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	386,167	407,518
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	173,843	182,859
Fannie Mae, Pool #AH3858, 4.50%, 8/1/2041	852,865	921,348
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	450,196	486,398
Fannie Mae, Pool #AT4961, 3.50%, 5/1/2043	413,891	426,629
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	227,963	240,625
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	517,416	563,817
Fannie Mae, Pool #AL8604, 3.50%, 4/1/2045	399,212	409,505
Fannie Mae, Pool #AZ3627, 4.00%, 11/1/2045	117,834	123,973
Fannie Mae, Pool #BA3034, 4.00%, 12/1/2045	222,599	234,213
Fannie Mae, Pool #BA6762, 4.00%, 12/1/2045	111,851	117,671
Fannie Mae, Pool #AZ5009, 4.00%, 1/1/2046	344,538	362,540
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	187,434	192,278
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	185,022	194,700
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	416,435	438,232
Fannie Mae, Pool #AL8674, 5.655%, 1/1/2049	909,060	1,001,009
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	67,573	70,406
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	28,248	30,333
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	20,134	21,626
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	15,145	16,322
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	26,943	28,974
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	181,912	196,028
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	180,541	195,079
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	177,908	192,355
Freddie Mac, Pool #C91766, 4.50%, 5/1/2034	150,403	161,510
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	190,592	207,339
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	185,401	200,235
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035	898,154	928,164
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	664,018	705,252
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	151,542	170,204
Freddie Mac, Pool #C91868, 3.50%, 4/1/2036	990,937	1,027,104
Freddie Mac, Pool #G08268, 5.00%, 5/1/2038	1,170,316	1,274,518
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	66,692	74,380
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	16,794	18,712
Freddie Mac, Pool #G08331, 4.50%, 2/1/2039	566,250	608,637
Freddie Mac, Pool #G05275, 5.50%, 2/1/2039	453,633	507,337
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	105,449	119,129

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2016

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	$488,773	$525,979
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	1,198,305	1,293,011
Freddie Mac, Pool #G60513, 5.00%, 7/1/2041	1,191,943	1,299,040
Freddie Mac, Pool #G60071, 4.50%, 7/1/2042	503,952	542,210
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	249,114	256,519
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	1,127,786	1,188,136
Freddie Mac, Pool #Q37857, 4.00%, 12/1/2045	951,421	1,001,804
Freddie Mac, Pool #Q37892, 4.00%, 12/1/2045	294,361	309,401
Freddie Mac, Pool #Q38285, 4.00%, 1/1/2046	509,911	535,984
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	1,159,925	1,222,062
Freddie Mac, Pool #Q40264, 3.50%, 5/1/2046	771,365	790,551

Total Mortgage-Backed Securities
(Identified Cost $28,555,847)		28,289,600

Other Agencies - 2.2%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $4,236,517)	3,966,000	4,004,391

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $32,792,364)		32,293,991

SHORT-TERM INVESTMENT - 2.7%

Dreyfus Government Cash Management[7], 0.45%, (Identified Cost $4,918,807)	4,918,807	4,918,807

TOTAL INVESTMENTS - 99.5%
(Identified Cost $182,514,049)		181,356,861
OTHER ASSETS, LESS LIABILITIES - 0.5%		964,803

NET ASSETS - 100%		$182,321,664

IO - Interest only

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $23,684,990 or 13.0%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

3The coupon rate is floating and is the effective rate as of December 31, 2016.

4The rate shown is a fixed rate as of December 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

5Credit ratings from S&P (unaudited).

6Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

7Rate shown is the current yield as of December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $182,514,049) (Note 2)	$181,356,861
Interest receivable	1,052,001
Receivable for securities sold	140,297
Receivable for fund shares sold	77,822
Prepaid and other expenses	14,663

TOTAL ASSETS	182,641,644

LIABILITIES:

Accrued management fees (Note 3)	52,756
Accrued fund accounting and administration fees (Note 3)	27,352
Accrued shareholder services fees (Class S) (Note 3)	24,767
Accrued transfer agent fees (Note 3)	945
Accrued Directors’ fees (Note 3)	461
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for securities purchased	193,524
Other payables and accrued expenses	19,829

TOTAL LIABILITIES	319,980

TOTAL NET ASSETS	$182,321,664

NET ASSETS CONSIST OF:

Capital stock	$177,997
Additional paid-in-capital	183,275,371
Accumulated net realized gain on investments	25,484
Net unrealized depreciation on investments	(1,157,188)

TOTAL NET ASSETS	$182,321,664

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($117,558,776/11,169,591 shares)	$10.52

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($64,762,888/6,630,104 shares)	$9.77

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$4,917,577
Dividends	16,596

Total Investment Income	4,934,173

EXPENSES:

Management fees (Note 3)	854,061
Shareholder services fees (Class S) (Note 3)	343,754
Fund accounting and administration fees (Note 3)	101,384
Directors’ fees (Note 3)	15,513
Chief Compliance Officer service fees (Note 3)	3,947
Transfer agent fees (Note 3)	3,455
Custodian fees	15,197
Miscellaneous	90,780

Total Expenses	1,428,091
Less reduction of expenses (Note 3)	(123,519)

Net Expenses	1,304,572

NET INVESTMENT INCOME	3,629,601

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	935,485
Net change in unrealized appreciation (depreciation) on investments	1,910,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,845,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,475,195

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,629,601	$4,309,049
Net realized gain on investments	935,485	1,262,615
Net change in unrealized appreciation (depreciation) on investments	1,910,109	(5,326,325)

Net increase from operations	6,475,195	245,339

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,124,691)	(3,237,173)
From net investment income (Class I)	(1,490,079)	(996,028)
From net realized gain on investments (Class S)	(634,389)	(788,319)
From net realized gain on investments (Class I)	(390,628)	(472,098)

Total distributions to shareholders	(4,639,787)	(5,493,618)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(45,890,801)	78,606,983

Net increase (decrease) in net assets	(44,055,393)	73,358,704

NET ASSETS:

Beginning of year	226,377,057	153,018,353

End of year (including undistributed net investment income of $0 and $75,848, respectively)	$182,321,664	$226,377,057

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.48	$10.69	$10.74	$11.56	$11.05

Income (loss) from investment operations:
Net investment income[1]	0.17	0.22	0.31	0.35	0.41
Net realized and unrealized gain (loss) on investments	0.10	(0.17)	0.08	(0.44)	0.66

Total from investment operations	0.27	0.05	0.39	(0.09)	1.07

Less distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.32)	(0.36)	(0.41)
From net realized gain on investments	(0.06)	(0.06)	(0.12)	(0.37)	(0.15)

Total distributions to shareholders	(0.23)	(0.26)	(0.44)	(0.73)	(0.56)

Net asset value - End of year	$10.52	$10.48	$10.69	$10.74	$11.56

Net assets - End of year (000’s omitted)	$117,559	$147,074	$153,018	$153,109	$189,616

Total return[2]	2.53%	0.44%	3.62%	(0.79%)	9.74%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.70%	0.69%	0.70%	0.70%	0.70%
Net investment income	1.61%	2.09%	2.86%	3.09%	3.55%
Portfolio turnover	75%	88%	57%	56%	31%

*Effective August 3, 2015, the shares of the Series have been designated as Class S.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.06%	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/16	FOR THE PERIOD 8/3/15[1] TO 12/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.75	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.10	(0.13)

Total from investment operations	0.28	(0.05)

Less distributions to shareholders:

From net investment income	(0.20)	(0.14)
From net realized gain on investments	(0.06)	(0.06)

Total distributions to shareholders	(0.26)	(0.20)

Net asset value - End of period	$9.77	$9.75

Net assets - End of period (000’s omitted)	$64,763	$79,303

Total return[3]	2.80%	(0.51%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.46%[4]
Net investment income	1.86%	2.03%[4]
Portfolio turnover	75%	88%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	0.06%	0.06%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

19

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective August 1, 2015, the Class A shares of the Series have been redesignated Class S and the Series issued Class I shares. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 125 million have been designated as Core Bond Series Class S common stock and 100 million have been designated as Core Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$72,898,319	$—	$72,898,319	$—
Corporate debt:
Consumer Discretionary	6,159,235	—	6,159,235	—
Consumer Staples	5,065,556	—	5,065,556	—
Energy	12,172,115	—	12,172,115	—
Financials	24,460,429	—	24,460,429	—
Health Care	960,721	—	960,721	—
Industrials	7,543,848	—	7,543,848	—
Information Technology	6,570,460	—	6,570,460	—
Materials	3,700,591	—	3,700,591	—
Real Estate	4,609,787	—	4,609,787	—
Telecommunication Services	4,144,834	—	4,144,834	—
Asset-backed securities	8,030,625	—	8,030,625	—
Commercial mortgage-backed securities	14,319,027	—	14,319,027	—
Foreign government bonds	5,802,507	—	5,802,507	—
Mutual fund	4,918,807	4,918,807	—	—

Total assets	$181,356,861	$4,918,807	$176,438,054	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2016.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2016.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2016.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.45% of average daily net assets. The Advisor waived fees of $123,519 for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and

24

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $50,866,435 and $103,482,132, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $102,808,501 and $79,754,930, respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,635,585	$28,509,888	11,494,848	$123,693,225
Reinvested	258,599	2,743,485	370,052	3,916,056
Repurchased	(5,753,452)	(62,133,475)	(12,151,897)	(130,150,134)

Total	(2,859,268)	$(30,880,102)	(286,997)	$(2,540,853)

CLASS I:	FOR THE YEAR ENDED 12/31/16		FOR THE PERIOD 8/3/15 (COMMENCEMENT OF OPERATIONS) TO 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,380,399	$33,848,936	9,647,103	$96,094,301
Reinvested	144,558	1,421,279	118,983	1,162,715
Repurchased	(5,029,733)	(50,280,914)	(1,631,206)	(16,109,180)

Total	(1,504,776)	$(15,010,699)	8,134,880	$81,147,836

Approximately 86% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

25

Core Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including qualified late-year losses, redesignation of distributions paid, wash sales and investments in Treasury Inflation Protected securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $90,679 was reclassified within the capital accounts to Accumulated Net Realized Loss on Investments from Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$4,549,446	$4,233,201
Long-term capital gains	$90,341	$1,260,417

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$182,619,594
Unrealized appreciation	1,279,399
Unrealized depreciation	(2,542,132)

Net unrealized depreciation	$(1,262,733)

Undistributed long-term capital gains	$193,863
Qualified late-year losses[1]	$62,834

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2017.

26

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

27

Core Bond Series

Supplemental Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $207,368 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2016.

28

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

29

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Town of Greenburgh NY Planning Board (municipal government)(2015-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/16-AR

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds) and those securities, principally exchange-traded funds, which are designed to track the performance of non-investment grade securities.

Performance Commentary

The Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index experienced a return of 14.79%, representing its third highest return over the past 20 years. The High Yield Bond Series experienced positive absolute returns as well, with the Class S shares returning 13.41%, modestly trailing the benchmark due to security selection, primarily within the Industrials sector.

Within the high yield market, returns varied across the credit quality spectrum as lower-rated issuances outperformed higher quality issuances in part due to their lower sensitivity to interest rate movements. On a sector basis, energy was one of the strongest performing areas of the market, a reversal from the prior year.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Federal Reserve Bank will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the High Yield Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

2

High Yield Bond Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	13.41%	6.54%	7.67%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	13.60%	6.78%	7.83%
Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index[5]	14.79%	7.05%	8.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception (9/14/09) to present (12/31/16) to the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.94% for Class S and 0.68% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.96% for Class S and 0.70% for Class I for the year ended December 31, 2016.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. High Yield Bond Series Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index is a market value-weighted measure of BB and B rated corporate bonds with maturities of at least one year. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,053.60	$4.65	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Class I
Actual	$1,000.00	$1,055.60	$3.31	0.64%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2016

(unaudited)

5

High Yield Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 94.4%

Non-Convertible Corporate Bonds - 94.4%
Consumer Discretionary - 10.4%
Household Durables - 5.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[2], 6.125%, 7/1/2022	B1	$2,235,000	$2,246,176
Meritage Homes Corp., 7.00%, 4/1/2022	Ba2	1,160,000	1,255,700
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	B1	1,260,000	1,282,050
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	Caa1	1,545,000	1,375,050

			6,158,976

Media - 4.9%
CSC Holdings, LLC[2], 10.875%, 10/15/2025	B2	985,000	1,172,150
Sirius XM Radio, Inc.[2], 5.375%, 4/15/2025	Ba3	1,855,000	1,845,725
VTR Finance B.V. (Chile)[2], 6.875%, 1/15/2024	B1	2,465,000	2,545,112

			5,562,987

Total Consumer Discretionary			11,721,963

Consumer Staples - 4.0%
Food & Staples Retailing - 2.0%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	Ba3	2,365,000	2,282,225

Food Products - 0.9%
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	C	2,185,000	961,400

Household Products - 1.1%
HRG Group, Inc., 7.75%, 1/15/2022	Caa1	1,170,000	1,219,725

Total Consumer Staples			4,463,350

Energy - 13.9%
Energy Equipment & Services - 2.9%
McDermott International, Inc.[2], 8.00%, 5/1/2021	B2	2,240,000	2,262,400
Noble Holding International Ltd. (United Kingdom), 7.75%, 1/15/2024	B1	1,000,000	940,600

			3,203,000

Oil, Gas & Consumable Fuels - 11.0%
Cheniere Corpus Christi Holdings, LLC[2], 7.00%, 6/30/2024	Ba3	1,730,000	1,872,724
Cheniere Corpus Christi Holdings, LLC[2], 5.875%, 3/31/2025	Ba3	1,130,000	1,152,950
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	B1	1,155,000	1,183,875
Enviva Partners LP - Enviva Partners Finance Corp.[2], 8.50%, 11/1/2021.	B2	1,815,000	1,892,138
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	Ba2	880,000	891,000
NGL Energy Partners LP - NGL Energy Finance Corp.[2], 7.50%, 11/1/2023	B2	1,190,000	1,228,675
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.00%, 11/15/2023	B1	1,260,000	1,253,700
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba1	1,050,000	1,123,500
The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	B1	$1,815,000	$1,801,388

			12,399,950

Total Energy			15,602,950

Financials - 10.9%
Banks - 2.6%
Popular, Inc., 7.00%, 7/1/2019	B2	2,805,000	2,892,656

Consumer Finance - 2.3%
Navient Corp., 6.125%, 3/25/2024	Ba3	2,695,000	2,617,519

Diversified Financial Services - 2.3%
Horizon Pharma, Inc., 6.625%, 5/1/2023	B3	1,255,000	1,195,388
Jefferies Finance LLC - JFIN Co-Issuer Corp.[2], 7.375%, 4/1/2020	B1	1,470,000	1,470,000

			2,665,388

Thrifts & Mortgage Finance - 3.7%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	1,625,000	1,625,000
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	Ba3	2,655,000	2,522,250

			4,147,250

Total Financials			12,322,813

Health Care - 8.5%
Biotechnology - 1.7%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023	B3	1,940,000	1,940,000

Health Care Providers & Services - 4.4%
HCA, Inc., 7.50%, 2/15/2022	B1	1,485,000	1,685,475
LifePoint Health, Inc.[2], 5.375%, 5/1/2024	Ba2	1,760,000	1,723,920
Tenet Healthcare Corp., 8.125%, 4/1/2022	Caa1	1,625,000	1,533,188

			4,942,583

Pharmaceuticals - 2.4%
Concordia International Corp. (Canada)[2], 7.00%, 4/15/2023	Caa3	2,610,000	822,150
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[2], 5.625%, 10/15/2023	B1	1,940,000	1,809,050

			2,631,200

Total Health Care			9,513,783

Industrials - 14.1%
Aerospace & Defense - 1.7%
Arconic, Inc., 5.87%, 2/23/2022	Ba2	1,785,000	1,909,949

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Air Freight & Logistics - 0.9%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[2,4], 10.00%, 2/15/2018	Ca	$1,564,818	$1,032,780

Airlines - 1.4%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	1,570,000	1,617,100

Commercial Services & Supplies - 2.5%
Constellis Holdings LLC - Constellis Finance Corp.[2], 9.75%, 5/15/2020	B3	1,345,000	1,378,625
Herc Rentals, Inc.[2], 7.50%, 6/1/2022	B3	1,310,000	1,380,412

			2,759,037

Machinery - 3.4%
Meritor, Inc., 6.25%, 2/15/2024	B2	1,195,000	1,171,100
Shape Technologies Group, Inc.[2], 7.625%, 2/1/2020	B2	1,275,000	1,303,688
Xerium Technologies, Inc.[2], 9.50%, 8/15/2021	B2	1,320,000	1,316,700

			3,791,488

Trading Companies & Distributors - 4.2%
Aircastle Ltd., 5.50%, 2/15/2022	Ba1	1,185,000	1,256,100
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2	2,165,000	2,251,600
International Lease Finance Corp., 6.25%, 5/15/2019	Ba1	1,170,000	1,257,750

			4,765,450

Total Industrials			15,875,804

Information Technology - 1.0%
Internet Software & Services - 1.0%
Nuance Communications, Inc.[2], 5.625%, 12/15/2026	Ba3	1,130,000	1,111,072

Materials - 7.8%
Chemicals - 1.2%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	B3	1,375,000	1,388,750

Containers & Packaging - 1.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2], 7.25%, 5/15/2024	B3	1,215,000	1,280,306

Metals & Mining - 4.0%
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	Ba1	1,085,000	1,101,948
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.375%, 2/1/2020	B3	1,940,000	1,930,300
Techniplas LLC[2], 10.00%, 5/1/2020	Caa2	1,625,000	1,409,688

			4,441,936

Paper & Forest Products - 1.5%
Tembec Industries, Inc. (Canada)[2], 9.00%, 12/15/2019	B3	1,825,000	1,706,375

Total Materials			8,817,367

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 6.9%
Equity Real Estate Investment Trusts (REITS) - 5.3%
Greystar Real Estate Partners LLC[2], 8.25%, 12/1/2022	B2	$1,806,000	$1,954,995
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	Ba1	1,215,000	1,190,700
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[2], 8.25%, 11/7/2021	B2	1,940,000	1,823,600
Starwood Property Trust, Inc.[2], 5.00%, 12/15/2021	Ba3	1,000,000	1,013,400

			5,982,695

Real Estate Management & Development - 1.6%
Forestar USA Real Estate Group, Inc.[5], 8.50%, 6/1/2022	Caa1	1,850,000	1,771,375

Total Real Estate			7,754,070

Telecommunication Services - 13.4%
Diversified Telecommunication Services - 9.7%
CenturyLink, Inc., 7.50%, 4/1/2024	Ba3	1,785,000	1,874,250
Frontier Communications Corp., 11.00%, 9/15/2025	B1	2,995,000	3,092,338
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	Ba2	3,345,000	3,253,012
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	B1	2,615,000	2,660,762

			10,880,362

Wireless Telecommunication Services - 3.7%
Altice Financing S.A. (Luxembourg)[2], 6.625%, 2/15/2023	B1	2,205,000	2,265,638
Hughes Satellite Systems Corp.[2], 6.625%, 8/1/2026	B3	1,950,000	1,959,750

			4,225,388

Total Telecommunication Services			15,105,750

Utilities - 3.5%
Independent Power and Renewable Electricity Producers - 3.5%
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	B2	2,820,000	2,876,400
Terraform Global Operating LLC[2], 9.75%, 8/15/2022	Caa1	1,050,000	1,120,875

Total Utilities			3,997,275

Total Non-Convertible Corporate Bonds
(Identified Cost $107,487,214)			106,286,197

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.7%
Dreyfus Government Cash Management[6], 0.45%, (Identified Cost $ 2,976,517)	2,976,517	$2,976,517

TOTAL INVESTMENTS - 97.1%
(Identified Cost $ 110,463,731)		109,262,714
OTHER ASSETS, LESS LIABILITIES - 2.9%		3,316,118

NET ASSETS - 100%		$112,578,832

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $64,240,099 or 57.1% of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired between September 13, 2013 and July 11, 2014 at a cost of $2,312,275 ($105.82 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $961,400, or 0.9%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

4Represents a Payment-In-Kind bond.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on May 7, 2014 at a cost of $1,926,063 ($104.11 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $1,771,375, or 1.6%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

6Rate shown is the current yield as of December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $110,463,731) (Note 2)	$109,262,714
Interest receivable	2,103,274
Receivable for securities sold	1,374,075
Receivable for fund shares sold	37,728
Prepaid expenses	15,555

TOTAL ASSETS	112,793,346

LIABILITIES:

Accrued management fees (Note 3)	52,546
Accrued shareholder services fees (Class S) (Note 3)	18,852
Accrued fund accounting and administration fees (Note 3)	16,402
Accrued transfer agent fees (Note 3)	5,236
Accrued directors’ fees (Note 3)	443
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	97,680
Other payables and accrued expenses	23,009

TOTAL LIABILITIES	214,514

TOTAL NET ASSETS	$112,578,832

NET ASSETS CONSIST OF:

Capital stock	$118,171
Additional paid-in-capital	120,857,106
Undistributed net investment income	14,164
Accumulated net realized loss on investments	(7,209,592)
Net unrealized depreciation on investments	(1,201,017)

TOTAL NET ASSETS	$112,578,832

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($89,920,623/9,184,763 shares)	$9.79

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($22,658,209/2,632,304 shares)	$8.61

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$10,693,727
Dividends	37,798

Total Investment Income	10,731,525

EXPENSES:

Management fees (Note 3)	920,406
Shareholder services fees (Class S) (Note 3)	266,908
Fund accounting and administration fees (Note 3)	67,807
Transfer agent fees (Note 3)	13,713
Directors’ fees (Note 3)	12,033
Chief Compliance Officer service fees (Note 3)	3,948
Custodian fees	6,269
Miscellaneous	96,256

Total Expenses	1,387,340

Less reduction of expenses (Note 3)	(30,971)

Net Expenses	1,356,369

NET INVESTMENT INCOME	9,375,156

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments	(268,740)
Net change in unrealized appreciation (depreciation) on investments	13,124,878

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	12,856,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,231,294

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$9,375,156	$10,900,234
Net realized loss on investments	(268,740)	(6,514,003)
Net change in unrealized appreciation (depreciation) on investments	13,124,878	(5,981,699)

Net increase (decrease) from operations	22,231,294	(1,595,468)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,305,614)	(7,702,934)
From net investment income (Class I)	(3,194,764)	(3,207,079)

Total distributions to shareholders	(9,500,378)	(10,910,013)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(60,737,128)	(71,267,243)

Net decrease in net assets	(48,006,212)	(83,772,724)

NET ASSETS:

Beginning of year	160,585,044	244,357,768

End of year (including undistributed net investment income of $ 14,164 and $ 139,386, respectively)	$112,578,832	$160,585,044

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.21	$10.04	$10.64	$10.75	$10.30

Income (loss) from investment operations:
Net investment income[1]	0.56	0.51	0.52	0.54	0.63
Net realized and unrealized gain (loss) on investments	0.66	(0.82)	(0.30)	0.21	0.83

Total from investment operations	1.22	(0.31)	0.22	0.75	1.46

Less distributions to shareholders:
From net investment income	(0.64)	(0.52)	(0.50)	(0.53)	(0.64)
From net realized gain on investments	—	—	(0.32)	(0.33)	(0.37)

Total distributions to shareholders	(0.64)	(0.52)	(0.82)	(0.86)	(1.01)

Net asset value - End of year	$9.79	$9.21	$10.04	$10.64	$10.75

Net assets - End of year (000’s omitted)	$89,921	$108,202	$202,772	$191,922	$179,187

Total return[2]	13.41%	(3.28%)	2.04%	7.17%	14.46%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.94%	1.11%	1.11%	1.12%	1.10%
Net investment income	5.82%	5.04%	4.78%	4.99%	5.83%
Portfolio turnover	77%	109%	104%	93%	91%

* Effective August 1, 2012, the shares of the Series have been designated as Class S.
** For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
					8/1/12[1] TO
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.18	$8.97	$9.59	$9.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.52	0.47	0.49	0.52	0.25
Net realized and unrealized gain (loss) on investments	0.57	(0.72)	(0.26)	0.18	0.30

Total from investment operations	1.09	(0.25)	0.23	0.70	0.55

Less distributions to shareholders:
From net investment income	(0.66)	(0.54)	(0.53)	(0.56)	(0.40)
From net realized gain on investments	—	—	(0.32)	(0.33)	(0.37)

Total distributions to shareholders	(0.66)	(0.54)	(0.85)	(0.89)	(0.77)

Net asset value - End of period	$8.61	$8.18	$8.97	$9.59	$9.78

Net assets - End of period (000’s omitted)	$22,658	$52,383	$41,586	$24,299	$14,002

Total return[3]	13.60%	(2.93%)	2.33%	7.35%	5.59%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.68%	0.87%	0.86%	0.87%	0.87%[4]
Net investment income	6.04%	5.34%	5.05%	5.24%	5.90%[4]
Portfolio turnover	77%	109%	104%	93%	91%

* For the certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	N/A	N/A	N/A	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million have been designated as High Yield Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Consumer Discretionary	$11,721,963	$—	$11,721,963	$—
Consumer Staples	4,463,350	—	4,463,350	—
Energy	15,602,950	—	15,602,950	—
Financials	12,322,813	—	12,322,813	—
Health Care	9,513,783	—	9,513,783	—
Industrials	15,875,804	—	15,875,804	—
Information Technology	1,111,072	—	1,111,072	—
Materials	8,817,367	—	8,817,367	—
Real Estate	7,754,070	—	7,754,070	—
Telecommunication Services	15,105,750	—	15,105,750	—
Utilities	3,997,275	—	3,997,275	—
Mutual fund	2,976,517	2,976,517	—	—

Total assets	$109,262,714	$2,976,517	$106,286,197	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2016.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2016.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets. Prior to February 22, 2016, this fee was 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective February 22, 2016, the Advisor has contractually agreed, until at least April 30, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.65% of average daily net assets. Prior to February 22, 2016, the Advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.95% of average daily net assets. Accordingly, the Advisor waived fees of $30,971 for the year ended December 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis.

20

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $115,343,639 and $172,914,925, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,047,936	$49,741,689	6,115,394	$61,024,825
Reinvested	615,273	5,972,032	743,760	7,278,399
Repurchased	(8,222,050)	(81,839,088)	(15,305,758)	(154,819,412)

Total	(2,558,841)	$(26,125,367)	(8,446,604)	$(86,516,188)

CLASS I	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,387,463	$19,922,481	3,961,209	$35,034,607
Reinvested	320,304	2,737,717	339,048	2,915,191
Repurchased	(6,482,637)	(57,271,959)	(2,526,749)	(22,700,853)

Total	(3,774,870)	$(34,611,761)	1,773,508	$15,248,945

Approximately 83% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand

21

High Yield Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments and Loan Assignments (continued)

for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$9,500,378	$10,910,013

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$110,692,582
Unrealized appreciation	3,176,872
Unrealized depreciation	(4,606,740)

Net unrealized depreciation	$(1,429,868)

Undistributed ordinary income	$14,164
Capital loss carryforwards	$(6,980,741)

The capital loss carryover utilized in the current year was $2,001,987.

As of December 31, 2016, the Series had net long-term capital loss carryforwards of $6,980,741, which may be carried forward indefinitely.

22

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of

High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

23

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

24

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present)- The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009)- Ithaka Acquisition Corporation (investments); Chairman (2007-2009)- Alsius Corporation (investments); Managing Member (1991-present)- PMSV Holdings LLC(investments); Managing Member (2010-2016)- Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present)- McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present)- The Greening Group (business consultants); Partner (2006-present)- The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) – Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/16-AR

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

Emerging markets equities posted strong returns during 2016 as the MSCI Emerging Markets Index increased 11.19%. With natural resource and energy prices generally increasing during the year, the energy and materials sectors posted the strongest results. Likewise, the more commodity-dependent Brazilian and Russian equity markets were among the top performers on a country basis. The Emerging Markets Series experienced positive absolute returns for the year, but underperformed the benchmark, with the Class S shares returning 3.31%.

The Series’ underperformance relative to the Emerging Markets Index was driven primarily by sector positioning. Specifically, overweights to health care and consumer staples relative to the benchmark along with underweights to energy and materials were among the main detractors from relative performance. On a country basis, a lack of exposure to Russia and stock selection in and an overweight to India as compared to the benchmark also detracted from relative returns.

Conversely, an overweight to Brazil relative to the benchmark and stock selection in Mexico, as well as stock selection in the health care and materials sectors, contributed positively to relative returns.

The Series’ current investments reflect an emphasis on sectors and industries we expect to benefit over the long-term from an expanding emerging markets middle class. Specifically, we see a long runway for growth in a variety of businesses that operate in the health care and consumer sectors, as medical care and consumption are two of the first areas in which individuals tend to increase spending as incomes grow. With wages and salaries expected to continue to rise in emerging markets, consumers are slowly gaining access to services and products that were once out of reach, and we believe this trend will create myriad investment opportunities for years to come.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of Gross Domestic Product growth. However, over the intermediate-term, we could see a marginal cyclical pickup in growth and inflation, particularly in the U.S. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular (non-cyclical) growth trends in an effort to generate above market returns. We continue to anticipate volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Emerging Market Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Emerging Markets Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Emerging Markets Series - Class S3	3.31%	1.74%	1.40%
Manning & Napier Fund, Inc. - Emerging Markets Series - Class I3,4	3.67%	1.89%	1.55%
MSCI Emerging Markets Index[5]	11.19%	1.28%	0.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series Class S from its inception2 (November 16, 2011) to present (December 31, 2016) to the MSCI Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 1.15% for Class S and 0.90% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.25% for Class S and 1.00% for Class I for the year ended December 31, 2016.

4For periods prior to the inception of Class I on December 18, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Emerging Markets Series - Class S.

5The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of 23 emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 965.30	$5.68	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Class I
Actual	$1,000.00	$ 967.60	$4.45	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Emerging Markets Series

Portfolio Composition as of December 31, 2016

5

Emerging Markets Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.3%

Consumer Discretionary - 12.1%
Diversified Consumer Services - 4.0%
Fu Shou Yuan International Group Ltd. (China)[1]	4,414,000	$2,605,935
Kroton Educacional S.A. (Brazil)	456,780	1,870,795

		4,476,730

Media - 4.5%
Dish TV India Ltd. (India)*[1]	2,554,620	3,174,941
Global Mediacom Tbk PT (Indonesia)[1]	19,040,380	866,363
Surya Citra Media Tbk PT (Indonesia)[1]	5,377,700	1,112,189

		5,153,493

Specialty Retail - 1.6%
Mr Price Group Ltd. (South Africa)[1]	160,980	1,867,234

Textiles, Apparel & Luxury Goods - 2.0%
ANTA Sports Products Ltd. (China)[1]	745,000	2,214,003

Total Consumer Discretionary		13,711,460

Consumer Staples - 23.2%
Beverages - 5.9%
Ambev S.A. - ADR (Brazil)	476,690	2,340,548
Cia Cervecerias Unidas S.A. - ADR (Chile)	143,960	3,020,281
Fomento Economico Mexicano S.A.B. de C.V. - ADR (Mexico)	17,710	1,349,679

		6,710,508

Food Products - 12.3%
Adecoagro S.A. (Argentina)*	258,040	2,678,455
BRF S.A. - ADR (Brazil)	144,890	2,138,576
Gruma S.A.B de C.V. - Class B (Mexico)	127,280	1,617,275
Sao Martinho S.A. (Brazil)	551,160	3,302,185
Tiger Brands Ltd. (South Africa)[1]	84,740	2,449,704
Universal Robina Corp. (Philippines)[1]	518,820	1,704,170

		13,890,365

Tobacco - 5.0%
Gudang Garam Tbk PT (Indonesia)[1]	733,140	3,470,051
KT&G Corp. (South Korea)[1]	26,580	2,223,412

		5,693,463

Total Consumer Staples		26,294,336

Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Cosan S.A. Industria e Comercio (Brazil)	169,390	1,985,507

Financials - 5.3%
Banks - 2.8%
ICICI Bank Ltd. - ADR (India)	321,530	2,408,260

The accompanying notes are an integral part of the financial statements.

6

Emerging Markets Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
IDFC Bank Ltd. (India)[1]	880,050	$775,134

		3,183,394

Capital Markets - 1.9%
JSE Ltd. (South Africa)[1]	172,470	2,062,921

Diversified Financial Services - 0.6%
IDFC Ltd. (India)*[1]	880,050	693,658

Total Financials		5,939,973

Health Care - 19.1%
Biotechnology - 1.5%
China Biologic Products, Inc. (China)*	15,240	1,638,605

Health Care Equipment & Supplies - 4.6%
Ginko International Co. Ltd. (Taiwan)[1]	338,540	3,503,152
St. Shine Optical Co. Ltd. (Taiwan)[1]	91,880	1,753,933

		5,257,085

Health Care Providers & Services - 8.6%
Apollo Hospitals Enterprise Ltd. (India)[1]	105,674	1,833,742
Fortis Healthcare Ltd. (India)*[1]	959,730	2,551,459
KPJ Healthcare Berhad (Malaysia)[1]	2,657,640	2,476,357
Siloam International Hospitals Tbk PT (Indonesia)*[1]	3,564,600	2,881,926

		9,743,484

Pharmaceuticals - 4.4%
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	1,890,980	1,962,164
Glenmark Pharmaceuticals Ltd. (India)[1]	131,640	1,719,486
Sun Pharmaceutical Industries Ltd. (India)[1]	141,770	1,312,605

		4,994,255

Total Health Care		21,633,429

Industrials - 7.7%
Aerospace & Defense - 4.9%
Korea Aerospace Industries Ltd. (South Korea)[1]	65,326	3,614,229
LIG Nex1 Co. Ltd. (South Korea)[1]	29,200	1,944,075

		5,558,304

Commercial Services & Supplies - 1.2%
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)[1]	30,610	1,371,651

Electrical Equipment - 1.6%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	1,770,170

Total Industrials		8,700,125

The accompanying notes are an integral part of the financial statements.

7

Emerging Markets Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 17.5%
Internet Software & Services - 7.7%
Alibaba Group Holding Ltd. - ADR (China)*	23,780	$2,088,122
Baidu, Inc. - ADR (China)*	17,810	2,928,142
MiX Telematics Ltd. - ADR (South Africa)	254,040	1,572,508
Tencent Holdings Ltd. - Class H (China)[1]	89,300	2,165,267

		8,754,039

Semiconductors & Semiconductor Equipment - 5.3%
MediaTek, Inc. (Taiwan)[1]	396,000	2,645,574
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	115,130	3,309,988

		5,955,562

Technology Hardware, Storage & Peripherals - 4.5%
Samsung Electronics Co. Ltd. (South Korea)[1]	3,400	5,060,264

Total Information Technology		19,769,865

Telecommunication Services - 6.6%
Diversified Telecommunication Services - 1.7%
Bharti Infratel Ltd. (India)[1]	375,991	1,900,122

Wireless Telecommunication Services - 4.9%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	308,320	3,875,582
China Mobile Ltd. - Class H (China)[1]	160,430	1,691,442

Total Telecommunication Services		7,467,146

TOTAL COMMON STOCKS
(Identified Cost $109,309,316)		105,501,841

MUTUAL FUND - 1.5%
iShares MSCI India ETF (United States)
(Identified Cost $1,785,881)	64,780	1,736,752

SHORT-TERM INVESTMENT - 4.8%

Dreyfus Government Cash Management[2] , 0.45%,
(Identified Cost $5,487,028)	5,487,028	5,487,028

TOTAL INVESTMENTS - 99.6%
(Identified Cost $116,582,225)		112,725,621
OTHER ASSETS, LESS LIABILITIES - 0.4%		404,010

NET ASSETS - 100%		$113,129,631

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

8

Emerging Markets Series

Investment Portfolio - December 31, 2016

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2016.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

India - 14.5%; China - 13.5%; South Korea - 12.6%.; Taiwan - 11.5%; Brazil - 10.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $116,582,225) (Note 2)	$112,725,621
Receivable for fund shares sold	471,398
Dividends receivable	241,351
Prepaid expenses	14,347

TOTAL ASSETS	113,452,717

LIABILITIES:

Accrued management fees (Note 3)	57,519
Accrued shareholder services fees (Class S) (Note 3)	22,823
Accrued fund accounting and administration fees (Note 3)	13,926
Accrued transfer agent fees (Note 3)	5,406
Accrued Directors’ fees (Note 3)	438
Accrued Chief Compliance Officer service fees (Note 3)	346
Accrued foreign capital gains tax (Note 2)	10,116
Payable for fund shares repurchased	153,921
Accrued custodian fees	48,831
Other payables and accrued expenses	9,760

TOTAL LIABILITIES	323,086

TOTAL NET ASSETS	$113,129,631

NET ASSETS CONSIST OF:

Capital stock	$132,741
Additional paid-in-capital	134,104,950
Undistributed net investment income	336,984
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(17,578,308)
Net unrealized depreciation on investments (net of foreign capital gain tax of $10,116), foreign currency and translation of other assets and liabilities	(3,866,736)

TOTAL NET ASSETS	$113,129,631

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($108,291,879/ 12,708,766 shares)	$8.52

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($4,837,752/ 565,323 shares)	$8.56

The accompanying notes are an integral part of the financial statements.

10

Emerging Markets Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $208,713)	$1,582,321

EXPENSES:

Management fees (Note 3)	718,851
Shareholder services fees (Class S)(Note 3)	242,804
Fund accounting and administration fees (Note 3)	57,467
Transfer agent fees (Note 3)	20,204
Directors’ fees (Note 3)	7,767
Chief Compliance Officer service fees (Note 3)	3,948
Custodian fees	101,073
Audit fees	55,175
Miscellaneous	60,542

Total Expenses	1,267,831
Less reduction of expenses (Note 3)	(100,789)

Net Expenses	1,167,042

NET INVESTMENT INCOME	415,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on- Investments	(3,378,479)
Foreign currency and translation of other assets and liabilities	(75,957)

(3,454,436)

Net change in unrealized appreciation (depreciation) on- Investments (net of decrease in accrued foreign capital gains tax of $66,205)	5,579,655
Foreign currency and translation of other assets and liabilities	405

5,580,060

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	2,125,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,540,903

The accompanying notes are an integral part of the financial statements.

11

Emerging Markets Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$415,279	$457,156
Net realized loss on investments and foreign currency	(3,454,436)	(14,347,224)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,580,060	2,929,241

Net increase (decrease) from operations	2,540,903	(10,960,827)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(172,763)	—
From net investment income (Class I)	(7,827)	—
From net realized gain on investments (Class S)	—	(363,326)
From net realized gain on investments (Class I)	—	(34,060)

Total distributions to shareholders	(180,590)	(397,386)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	22,061,523	(8,085,153)

Net increase (decrease) in net assets	24,421,836	(19,443,366)

NET ASSETS:

Beginning of year	88,707,795	108,151,161

End of year (including undistributed net investment income of $336,984 and $178,252, respectively)	$113,129,631	$88,707,795

The accompanying notes are an integral part of the financial statements.

12

Emerging Markets Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.26	$9.24	$11.40	$11.64	$9.85

Income (loss) from investment operations:
Net investment income[1]	0.03	0.04	0.28 [2]	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.24	(0.98)	(1.67)	0.95	2.20

Total from investment operations	0.27	(0.94)	(1.39)	1.01	2.24

Less distributions to shareholders:
From net investment income	(0.01)	—	(0.29)	(0.02)	(0.03)
From net realized gain on investments	—	(0.04)	(0.48)	(1.23)	(0.42)

Total distributions to shareholders	(0.01)	(0.04)	(0.77)	(1.25)	(0.45)

Net asset value - End of year	$8.52	$8.26	$9.24	$11.40	$11.64

Net assets - End of year (000’s omitted)	$108,292	$82,689	$91,178	$104,884	$95,253

Total return[3]	3.31%	(10.18%)	(12.24%)	8.91%	22.77%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.15%	1.15%	1.15%	1.20%	1.20%
Net investment income	0.39%	0.46%	2.54%[2]	0.54%	0.39%
Portfolio turnover	28%	61%	26%	44%	40%

*Effective December 18, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.10%	0.11%	0.11%	0.09%	N/A

1 Calculated based on average shares outstanding during the years.

2 Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.48%.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Emerging Markets Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD 12/18/13[1] TO 12/31/13
	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.27	$9.24	$11.40	$11.18

Income (loss) from investment operations:
Net investment income[2]	0.05	0.04	0.43 [3]	0.01
Net realized and unrealized gain (loss) on investments	0.25	(0.97)	(1.79)	0.21

Total from investment operations	0.30	(0.93)	(1.36)	0.22

Less distributions to shareholders:
From net investment income	(0.01)	—	(0.32)	—
From net realized gain on investments	—	(0.04)	(0.48)	—

Total distributions to shareholders	(0.01)	(0.04)	(0.80)	—

Net asset value - End of period	$8.56	$8.27	$9.24	$11.40

Net assets - End of period (000’s omitted)	$4,838	$6,018	$16,973	$1,088

Total return[4]	3.67%	(10.07%)	(11.98%)	1.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	1.89%[5]
Net investment income	0.64%	0.44%	3.93%[3]	4.91%[5,6]
Portfolio turnover	28%	61%	26%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.10%	0.10%	0.14%	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.08 and the net investment income ratio would have been 0.72%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6The annualized net investment income ratio may not be indicative of operating results for a full year.

The accompanying notes are an integral part of the financial statements.

14

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Emerging Markets Series Class S common stock, and 100 million have been designated as Emerging Markets Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

15

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$13,711,460	$1,870,795	$11,840,665	$—
Consumer Staples	26,294,336	16,446,999	9,847,337	—
Energy	1,985,507	1,985,507	—	—
Financials	5,939,973	2,408,260	3,531,713	—
Health Care	21,633,429	3,600,769	18,032,660	—
Industrials	8,700,125	—	8,700,125	—
Information Technology	19,769,865	9,898,760	9,871,105	—
Telecommunication Services	7,467,146	3,875,582	3,591,564	—
Mutual funds	7,223,780	7,223,780	—	—

Total assets	$112,725,621	$47,310,452	$65,415,169	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

16

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2016, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is

17

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

18

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets each year. Accordingly, the Advisor waived fees of $100,789 for the year ended December 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $46,338,149 and $26,993,019, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Emerging Markets Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,482,721	$38,849,898	1,504,854	$13,012,457
Reinvested	18,752	168,367	47,302	358,638
Repurchased	(1,805,374)	(15,509,348)	(1,405,668)	(11,918,951)

Total	2,696,099	$23,508,917	146,488	$1,452,144

19

Emerging Markets Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	813	$6,636	841,435	$7,078,222
Reinvested	865	7,789	3,319	25,225
Repurchased	(163,781)	(1,461,819)	(1,954,570)	(16,640,744)

Total	(162,103)	$(1,447,394)	(1,109,816)	$(9,537,297)

Approximately 73% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses and foreign taxes. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $75,957 was reclassified within the capital accounts to Accumulated Net Realized Loss on Investments from Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$180,590	$699
Long-term capital gains	$—	$396,687

20

Emerging Markets Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$116,582,225
Unrealized appreciation	10,346,016
Unrealized depreciation	(14,202,620)

Net unrealized depreciation	$(3,856,604)

Undistributed ordinary income	$336,984
Capital loss carryforward	$(17,578,308)

At December 31, 2016, the Series had net short-term capital loss carryforwards of $5,198,803 and net long-term capital loss carryforwards of $12,379,505, which may be carried forward indefinitely.

21

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

22

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,030,557 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2016. The Series had $1,762,566 in foreign source income and paid foreign taxes of $164,709.

23

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

24

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC(investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

26

Emerging Markets Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government)(2015-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

27

Emerging Markets Series

Directors’ and Officers’ Information
(unaudited)
Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary-Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEMS-12/16-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

Strategic Income Conservative Series: Primarily to manage against capital risk and generate income, with the pursuit of long-term capital growth as a secondary objective.

Strategic Income Moderate Series: To manage against capital risk while generating income and pursuing long-term capital growth.

Performance Commentary

The Strategic Income Conservative Series delivered positive absolute returns during 2016, with the Class S shares returning 6.13% and outperforming its blended benchmark, which returned 5.64%. The Strategic Income Moderate Series Class S returned 9.10%, outperforming its blended benchmark, which returned 8.36%.

Regarding relative performance, equity and fixed income selection decisions drove each Series’ outperformance relative to its blended benchmarks during the year. The Series’ allocation to high yield bonds was also a positive contributor to returns versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which does not maintain an allocation to high yield.

Regarding fixed income positioning, we continue to view the economic outlook as supportive of corporate bonds, so we maintain a sizeable allocation to the corporate sector. The corporate bond allocation consists primarily of investment grade securities, but the Series continue to provide selective exposure to high yield as well. Corporate bonds have been a primary focus area for us over the past few years, and we believe they remain an attractive option as businesses continue to experience the benefits of a slowly improving U.S. economy. We view the Series’ current positioning as appropriate, but it is likely that we will look to reduce exposure to the corporate bond sector as we get later in the credit cycle as credit spreads tighten and the availability of funds contracts.

The Series’ portfolios also contain meaningful exposure to securitized credit, largely commercial mortgage-backed securities. We continue to believe a modest fixed income duration remains in shareholders’ best interests. Despite the recent spike in interest rates, they are still historically low. Given that, we maintain our view that investors are not being adequately compensated to hold significant amounts of long-term debt. Should interest rates continue to increase to more attractive levels (causing prices to decline), we would look to increase duration through the purchase of longer maturity treasuries or agencies to take advantage of higher levels of income. If rates consolidate and prices rise, we may look to reduce duration.

Within the equity portion of each Series, we are seeking to achieve competitive total return through a combination of price/capital appreciation and income. We do this by focusing on specific attributes of companies that exemplify the fundamentals we seek out and are trading at attractive valuations.

Many of these investments reflect an emphasis on businesses with high free cash flow yields, stable fundamentals, and a competitive dividend. By including companies with these characteristics, we are able to manage risk for our clients while pursuing both growth and income generation opportunities. Historical evidence shows that over a full market cycle, companies with high free cash flow yields and high dividend yields have shown better downside protection than the overall stock market. We are also targeting companies that have the potential to provide a growing level of dividend income going forward, are trading at a meaningful discount from their intrinsic value reflected by their current cash-generating ability, and/or are expected to be beneficiaries of special situations such as those driven by economic or capital market cycles.

Additionally, the Series’ allocation to real estate is primarily focused on real estate investment trusts (REITs). We continue to emphasize companies with one or more of the following characteristics: strong market position, well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand, and/or very low valuation relative to fundamental break-up value. This has led us to position the Series in sectors such as Timber REITs, Outdoor Advertising REITs, and Single Family Housing REITs.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of GDP growth. However, over the intermediate-term, we could see a marginal cyclical pickup in growth and

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

inflation, particularly in the United States. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular growth trends in an effort to generate above market returns. We continue to anticipate volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Series’ Class S shares is provided above. Performance for the Series’ Class I shares will be higher based on the Class’ lower expenses.

Please see the next pages for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. An investment in the Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; small-cap/mid-cap risk, including the risk that stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies; risks related to investments in options, which, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, a portion of the Series’ underlying holdings may be invested in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including, risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. Moreover, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

3

Performance Update - Strategic Income Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	6.13%	4.64%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	6.49%	4.90%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[4]	1.97%	1.57%
15/5/10/70 Blended Index[5]	5.64%	4.53%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (8/1/12) to present (12/31/16) to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and the 15/5/10/70 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, a component of the Strategic Income Conservative Series Blended Index, are calculated from August 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.89% for Class S and 0.64% for Class I for the year ended December 31, 2016.

4The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 15/5/10/70 Blended Index is represented by 15% Russell 3000®; Value Index (Russell 3000 Value), 5% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 70% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000®; Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The MSCI U.S. REIT Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any

4

Performance Update - Strategic Income Conservative Series

(unaudited)

applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

5

Performance Update - Strategic Income Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	9.10%	6.59%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	9.36%	6.83%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	2.65%	1.71%
32/8/10/50 Blended Index[5]	8.36%	6.83%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (8/1/12) to present (12/31/16) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 32/8/10/50 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bloomberg Barclays U.S. Aggregate Bond Index, a component of the Strategic Income Moderate Series Blended Index, are calculated from August 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.86% for Class S and 0.61% for Class I for the year ended December 31, 2016.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Strategic Income Moderate Benchmark was 40/10/10/40 Blended Index from 05/01/2012 - 09/30/2013. Since 10/01/2013, the benchmark has been the 32/8/10/50 Blended Index. The 40/10/10/40 Blended Index was represented by 40% Russell 3000® Value Index (Russell 3000 Value), 10% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). The 32/8/10/50 Blended Index is represented by 32% Russell 3000 Value, 8% ACWIxUS, 10% REIT Index, and 50% BAB. Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The MSCI U.S. REIT Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity

6

Performance Update - Strategic Income Moderate Series

(unaudited)

REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation.

7

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$1,011.00	$1.52	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,013.30	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$1,031.00	$1.53	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,031.40	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%

1Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

2Expenses are equal to each Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

8

Portfolio Composition as of December 31, 2016 - Asset Allocation1

(unaudited)

9

Investment Portfolios - December 31, 2016

STRATEGIC INCOME CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	1,182,557	$11,553,580
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	176,246	2,608,434
Manning & Napier Fund, Inc. - Equity Income Series, Class I	218,848	2,400,759
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	76,871	661,857
Manning & Napier Fund, Inc. - Real Estate Series, Class I	243,553	1,712,176
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	336,743	3,124,973

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $22,574,186)		22,061,779
LIABILITIES, LESS OTHER ASSETS - (0.0%)#		(10,675)

NET ASSETS - 100%		$22,051,104

STRATEGIC INCOME MODERATE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	803,271	$7,847,955
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	335,730	4,968,804
Manning & Napier Fund, Inc. - Equity Income Series, Class I	434,137	4,762,488
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	133,119	1,146,151
Manning & Napier Fund, Inc. - Real Estate Series, Class I	253,330	1,780,911
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	249,845	2,318,565

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $23,314,961)		22,824,874
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(11,540)

NET ASSETS - 100%		$22,813,334

#Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

10

Statements of Assets and Liabilities

December 31, 2016

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:

Total investments in Underlying Series:
At value* (Note 2)	$22,061,779	$22,824,874
Receivable from Advisor (Note 3)	7,881	7,886
Receivable for fund shares sold	—	50
Prepaid expenses	12,659	12,086

TOTAL ASSETS	22,082,319	22,844,896

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	12,017	12,058
Accrued shareholder services fees (Class S) (Note 3)	3,081	3,985
Accrued transfer agent fees (Note 3)	1,394	933
Accrued Chief Compliance Officer service fees (Note 3)	346	346
Payable for shares of Underlying Series purchased	—	50
Audit fees payable	5,901	5,900
Custodian fees payable	6,892	6,865
Other payables and accrued expenses	1,584	1,425

TOTAL LIABILITIES	31,215	31,562

TOTAL NET ASSETS	$22,051,104	$22,813,334

NET ASSETS CONSIST OF:
Capital stock	21,932	21,525
Additional paid-in-capital	22,923,672	23,343,470
Undistributed net investment income	697	—
Accumulated net realized loss on Underlying Series	(382,790)	(61,574)
Net unrealized depreciation on Underlying Series	(512,407)	(490,087)

TOTAL NET ASSETS	$22,051,104	$22,813,334

Class S
Net Assets	$14,588,395	$19,061,588
Shares Outstanding	1,451,130	1,798,507
Net Asset Value, Offering Price, and Redemption Price per share	$10.05	$10.60
Class I
Net Assets	$7,462,709	$3,751,746
Shares Outstanding	742,106	353,997
Net Asset Value, Offering Price, and Redemption Price per share	$10.06	$10.60

*At identified cost	$22,574,186	$23,314,961

The accompanying notes are an integral part of the financial statements.

11

Statements of Operations

For the Year Ended December 31, 2016

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
INVESTMENT INCOME:
Income distributions from Underlying Series	$520,088	$593,290

EXPENSES:
Fund accounting and administration fees (Note 3)	52,818	56,823
Shareholder services fees (Class S) (Note 3)	33,831	42,836
Transfer agent fees (Note 3)	4,179	3,273
Chief Compliance Officer service fees (Note 3)	3,948	3,947
Directors’ fees (Note 3)	2,178	2,166
Audit fees	19,814	19,820
Custodian fees	18,363	12,700
Registration and filing fees	17,875	17,771
Miscellaneous	12,083	12,338

Total Expenses	165,089	171,674
Less reduction of expenses (Note 3)	(120,990)	(118,311)

Net Expenses	44,099	53,363

NET INVESTMENT INCOME	475,989	539,927

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized loss on Underlying Series	(391,149)	(270,506)
Distributions of realized gains from Underlying Series	348,328	493,674
Net change in unrealized appreciation (depreciation) on Underlying Series	687,902	1,052,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	645,081	1,275,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,121,070	$1,815,701

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES		STRATEGIC INCOME MODERATE SERIES
	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$475,989	$556,451	$539,927	$480,733
Net realized loss on Underlying Series	(391,149)	(606,567)	(270,506)	(404,744)
Distributions of realized gains from Underlying Series	348,328	678,793	493,674	874,553
Net change in unrealized appreciation (depreciation) on underlying series	687,902	(555,558)	1,052,606	(1,181,351)

Net increase (decrease) from operations	1,121,070	73,119	1,815,701	(230,809)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(425,185)	(270,369)	(593,606)	(305,331)
From net investment income (Class I)	(229,331)	(196,856)	(138,150)	(82,328)
From net realized gain on investments (Class S)	(156,685)	(382,143)	(463,018)	(324,852)
From net realized gain on investments (Class I)	(70,251)	(248,743)	(102,795)	(84,241)

Total distributions to shareholders	(881,452)	(1,098,111)	(1,297,569)	(796,752)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	1,760,174	(6,584,717)	2,306,713	3,128,900

Net increase (decrease) in net assets	1,999,792	(7,609,709)	2,824,845	2,101,339

NET ASSETS:

Beginning of year	20,051,312	27,661,021	19,988,489	17,887,150

End of year (including undistributed net investment income of $697, $88,535, $0 and $97,437, respectively)	$22,051,104	$20,051,312	$22,813,334	$19,988,489

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

	FOR THE YEARS ENDED				FOR THE PERIOD
STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	12/31/16	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.87	$10.33	$10.24	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.23	0.23	0.37	0.39	0.30
Net realized and unrealized gain (loss) on investments	0.37	(0.23)	0.28	0.10	0.01

Total from investment operations	0.60	—	0.65	0.49	0.31

Less distributions to shareholders:
From net investment income	(0.31)	(0.19)	(0.35)	(0.30)	(0.24)
From net realized gain on investments	(0.11)	(0.27)	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.42)	(0.46)	(0.56)	(0.32)	(0.24)

Net asset value - End of period	$10.05	$9.87	$10.33	$10.24	$10.07

Net assets - End of period (000’s omitted)	$14,588	$13,420	$15,394	$8,927	$2,115

Total return[5]	6.13%	0.08%	6.30%	4.96%	3.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[9]	0.30%[10,11]
Net investment income[2]	2.26%	2.28%	3.50%	3.84%	2.95%
Series portfolio turnover[12]	41%	90%	39%	116%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.59%[6]	0.46%[7]	0.43%[8]	1.23%[9]	10.89%[10,11,13]
	FOR THE YEARS ENDED				FOR THE PERIOD
STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	12/31/16	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.87	$10.33	$10.24	$10.06	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.25	0.21	0.41	0.43	0.22
Net realized and unrealized gain (loss) on investments	0.38	(0.18)	0.26	0.09	0.08

Total from investment operations	0.63	0.03	0.67	0.52	0.30

Less distributions to shareholders:
From net investment income	(0.33)	(0.22)	(0.37)	(0.32)	(0.24)
From net realized gain on investments	(0.11)	(0.27)	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.44)	(0.49)	(0.58)	(0.34)	(0.24)

Net asset value - End of period	$10.06	$9.87	$10.33	$10.24	$10.06

Net assets - End of period (000’s omitted)	$7,463	$6,632	$12,267	$4,013	$52

Total return[5]	6.49%	0.34%	6.55%	5.28%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8]	0.05%[9]	0.05%[10,11]
Net investment income[2]	2.42%	2.08%	3.92%	4.19%	2.15%
Series portfolio turnover[12]	41%	90%	39%	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.59%[6]	0.46%[7]	0.41%[8]	1.23%[9]	27.14%[10,11,13]

1Commencement of operations.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Calculated based on average shares outstanding during the periods.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.54%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.50%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.48%.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.64%.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.71%.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

	FOR THE YEARS ENDED				FOR THE PERIOD
STRATEGIC INCOME MODERATE SERIES CLASS S	12/31/16	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.31	$10.84	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.27	0.25	0.38	0.32	0.30
Net realized and unrealized gain (loss) on investments	0.66	(0.36)	0.34	0.82	0.02

Total from investment operations	0.93	(0.11)	0.72	1.14	0.32

Less distributions to shareholders:
From net investment income	(0.36)	(0.20)	(0.37)	(0.30)	(0.25)
From net realized gain on investments	(0.28)	(0.22)	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.64)	(0.42)	(0.68)	(0.41)	(0.25)

Net asset value - End of period	$10.60	$10.31	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$19,062	$16,040	$15,751	$6,722	$2,019

Total return[5]	9.10%	(1.01%)	6.66%	11.49%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[9]	0.30%[10,11]
Net investment income[2]	2.55%	2.29%	3.37%	2.99%	2.92%
Series portfolio turnover[12]	28%	74%	35%	78%	7%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.56%[6]	0.57%[7]	0.73%[8]	1.82%[9]	10.28%[10,11,13]
	FOR THE YEARS ENDED				FOR THE PERIOD
STRATEGIC INCOME MODERATE SERIES CLASS I	12/31/16	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.31	$10.84	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.28	0.30	0.41	0.55	0.22
Net realized and unrealized gain (loss) on investments	0.67	(0.39)	0.34	0.62	0.10

Total from investment operations	0.95	(0.09)	0.75	1.17	0.32

Less distributions to shareholders:
From net investment income	(0.38)	(0.22)	(0.40)	(0.33)	(0.25)
From net realized gain on investments	(0.28)	(0.22)	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.66)	(0.44)	(0.71)	(0.44)	(0.25)

Net asset value - End of period	$10.60	$10.31	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$3,752	$3,948	$2,136	$1,373	$53

Total return[5]	9.36%	(0.76%)	6.90%	11.73%	3.29%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8]	0.05%[9]	0.05%[10,11]
Net investment income[2]	2.63%	2.76%	3.65%	5.17%	2.16%
Series portfolio turnover[12]	28%	74%	35%	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.56%[6]	0.67%[7]	0.73%[8]	1.82%[9]	27.25%[10,11,13]

1Commencement of operations.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Calculated based on average shares outstanding during the periods.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.59%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.57%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49%.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.65%.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.70%.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

15

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Strategic Income Conservative Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth. Strategic Income Moderate Series’ investment objective is to manage against capital risk while generating income and pursuing long-term capital growth.

Each Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2016, the Underlying Series include the Core Bond Series, Unconstrained Bond Series, Disciplined Value Series, High Yield Bond Series, Real Estate Series and Equity Income Series of the Fund for Strategic Income Conservative Series and Strategic Income Moderate Series. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated in each of the Series for Class S common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

16

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

	STRATEGIC INCOME CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$22,061,779	$22,061,779	$—	$—

Total assets:	$22,061,779	$22,061,779	$—	$—

	STRATEGIC INCOME MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$22,824,874	$22,824,874	$—	$—

Total assets:	$22,824,874	$22,824,874	$—	$—

There were no Level 2 or Level 3 securities held by either of the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the

17

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying Statements of Operations do not include any expense of the Underlying Series.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2017, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of each class’ shareholder services fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2016, the Advisor reimbursed expenses of $120,990 for Strategic Income Conservative Series and $118,311 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $45,400 per Strategic Income Series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

19

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$10,151,388	$8,444,791
Strategic Income Moderate Series	$8,004,359	$5,957,145

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended December 31, 2016 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/16	SHARES HELD AT 12/31/16	DIVIDEND INCOME 1/1/16 THROUGH 12/31/16	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/16 THROUGH 12/31/16
Manning & Napier Core Bond Series - Class I	$9,742,198	$5,353,593	$3,482,474	$11,553,580	1,182,557	$207,622	$46,236
Manning & Napier Disciplined Value Series - Class I	2,281,832	1,128,933	995,736	2,608,434	176,246	62,067	(55,982)
Manning & Napier Equity Income Series - Class I	2,756,878	925,515	1,464,533	2,400,759	218,848	57,060	60,304
Manning & Napier High Yield Bond Series - Class I	380,733	436,586	164,755	661,857	76,871	42,491	(23,692)
Manning & Napier Real Estate Series - Class I	1,283,449	1,006,035	480,000	1,712,176	243,553	73,145	(21,188)
Manning & Napier Unconstrained Bond Series - Class I	3,613,339	1,300,726	1,857,293	3,124,973	336,743	77,703	(48,499)

	$20,058,429	$10,151,388	$8,444,791	$22,061,779		$520,088	$(42,821)

20

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

STRATEGIC INCOME MODERATE SERIES	VALUE AT 12/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/16	SHARES HELD AT 12/31/16	DIVIDEND INCOME 1/1/16 THROUGH 12/31/16	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/16 THROUGH 12/31/16
Manning & Napier Core Bond Series - Class I	$5,700,085	$3,521,324	$1,328,286	$7,847,955	803,271	$138,414	$35,238
Manning & Napier Disciplined Value Series - Class I	4,387,361	1,332,897	1,145,093	4,968,804	335,730	120,038	34,349
Manning & Napier Equity Income Series - Class I	4,845,989	1,251,749	1,703,024	4,762,488	434,137	111,152	172,512
Manning & Napier High Yield Bond Series - Class I	1,350,787	408,007	701,097	1,146,151	133,119	92,360	(58,342)
Manning & Napier Real Estate Series - Class I	1,290,709	828,918	268,081	1,780,911	253,330	74,637	59,123
Manning & Napier Unconstrained Bond Series - Class I	2,420,629	661,464	811,564	2,318,565	249,845	56,689	(19,712)

	$19,995,560	$8,004,359	$5,957,145	$22,824,874		$593,290	$223,168

21

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	432,220	$4,418,471	266,210	$2,734,472	333,797	$3,431,363	289,666	$2,913,017
Reinvested	55,676	562,452	64,309	638,146	29,918	301,686	44,539	443,269
Repurchased	(396,511)	(3,980,728)	(460,916)	(4,710,298)	(293,517)	(2,973,070)	(849,941)	(8,603,323)

Total	91,385	$1,000,195	(130,397)	$(1,337,680)	70,198	$759,979	(515,736)	$(5,247,037)

STRATEGIC INCOME MODERATE SERIES:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	438,494	$4,678,363	448,047	$4,804,825	12,846	$141,181	188,772	$2,061,891
Reinvested	92,565	983,310	56,914	586,644	22,899	242,756	15,953	164,451
Repurchased	(288,012)	(3,050,696)	(403,170)	(4,289,911)	(64,637)	(688,201)	(18,900)	(199,000)

Total	243,047	$2,610,977	101,791	$1,101,558	(28,892)	$(304,264)	185,825	$2,027,342

At December 31, 2016, approximately 6% of the shares outstanding of the Strategic Income Moderate Series are fiduciary accounts where the Advisor has sole investment discretion.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. Unconstrained Bond Series held futures contracts and forward foreign currency exchange contracts at December 31, 2016.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $90,689 was reclassified within Strategic Income Conservative Series capital accounts to Undistributed Net Investment Income from Accumulated Net Realized Loss on Investments. For the year ended December 31, 2016, amounts were reclassified within Strategic Income Moderate Series capital accounts to decrease Additional Paid in Capital by $1, increase Undistributed Net Investment Income by $94,392, and decrease Accumulated Net Realized Loss on Investments by $94,391. Any such reclassifications are not reflected in the financial highlights.

22

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income (2016)	$654,516	$733,206
Ordinary income (2015)	$553,066	$440,620
Long-term capital gain (2016)	$226,936	$564,363
Long-term capital gain (2015)	$545,045	$356,132

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$23,003,980	$23,676,723
Unrealized appreciation	118,823	169,803
Unrealized depreciation	(1,061,024)	(1,021,652)

Net unrealized depreciation	$(942,201)	$(851,849)

Undistributed ordinary income	$697	$—
Undistributed long-term capital gains	$47,004	$300,188

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Strategic Income Conservative Series and Strategic Income Moderate Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Conservative Series and Strategic Income Moderate Series (each a series of Manning & Napier Fund, Inc. hereafter collectively referred to as the “Series”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent of the underlying Series, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

24

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$134,833
Strategic Income Moderate Series	$260,330

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	20.07%
Strategic Income Moderate Series	34.56%

The Series designates Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2016 as follows:

Series	Long-Term Cap Gain Designation
Strategic Income Conservative Series	$69,818
Strategic Income Moderate Series	$410,967

25

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

26

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);
Managing Member (1991-present) - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-2014)

28

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Town of Greenburgh NY Planning Board (municipal government)(2015-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)
Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSTI-12/16-AR

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world. This Series provides access to a diversified portfolio of developed and emerging market bonds primarily consisting of government debt and investment grade corporate debt, bank debt, securitized/collateralized instruments, and money market securities. A substantial portion of its assets may be in high-yield, high-risk bonds. At least 40% of the portfolio will be invested in non-U.S. securities.

Performance Commentary

The Bank of America Merrill Lynch Global Broad Market Index experienced a positive return of 2.17% for 2016. Comparatively, the Global Fixed Income Series was flat for the year, with the Class S shares returning 0.00%. Contributing to relative underperformance was the Series’ currency allocations, an underweight to the Japanese Yen relative to the benchmark, and an overweight to the Mexican Peso, which challenged returns. Additionally, the Series’ lower duration contributed to underperformance, though to a lesser degree.

The Series continues to hold a short duration position given negative “real” or inflation-adjusted yields throughout the developed world. Within emerging markets, Mexican bonds experienced a further sell-off, particularly during the fourth quarter of 2016, given negative rhetoric associated with the U.S. presidential election. That said, we continue to view them as an attractive investment opportunity, particularly on a currency basis.

Within Europe, we continue to find valuations unattractive in most core European countries given negative real yields (and in most instances negative nominal yields including unadjusted for inflation). Relative to the benchmark, we maintain an overweight to Spain given the country’s strong reform efforts and as valuations continue to look attractive compared to other European countries. We find little reason to hold Japanese government bonds on an unhedged basis given the unsustainable fiscal position and continued monetization of debt by the central bank.

Identifying opportunities in the fixed income sector during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We believe the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Global Fixed Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Additionally, funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability.

2

Global Fixed Income Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class S3,4	0.00%	-1.14%
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I3	0.22%	-0.98%
Bank of America (BofA) Merrill Lynch Global Broad Market Index[5]	2.17%	-0.56%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I from its inception2 (October 1, 2012) to present (December 31, 2016) to the BofA Merrill Lynch Global Broad Market Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.85% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for Class S and 0.73% for Class I for the year ended December 31, 2016.

4For periods prior to April 1, 2013 (the inception date of Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares charges and expenses.

5The Bank of America (BofA) Merrill Lynch Global Broad Market Index is a capitalization-weighted index that tracks the performance of publicly issued debt in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Index is rebalanced on the last calendar day of each month and only includes investment-grade securities with maturities of at least one year and a fixed coupon schedule. Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$963.00	$4.19	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class I
Actual	$1,000.00	$981.45	$3.49	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Global Fixed Income Series

Portfolio Composition as of December 31, 2016

(unaudited)

5

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 24.6%

Non-Convertible Corporate Bonds - 24.6%
Consumer Discretionary - 1.3%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	Baa1	430,000	$445,484

Household Durables - 0.6%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B1	200,000	201,000
Meritage Homes Corp. (United States), 7.00%, 4/1/2022	Ba2	90,000	97,425
NVR, Inc. (United States), 3.95%, 9/15/2022	Baa2	640,000	652,255
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc. (United States), 4.375%, 6/15/2019	B1	100,000	101,750
Weekley Homes LLC - Weekley Finance Corp. (United States), 6.00%, 2/1/2023	Caa1	115,000	102,350

			1,154,780

Media - 0.2%
Sirius XM Radio, Inc. (United States)[3], 5.375%, 4/15/2025	Ba3	150,000	149,250
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	B1	200,000	206,500

			355,750

Multiline Retail - 0.2%
Dollar General Corp. (United States), 3.25%, 4/15/2023	Baa2	390,000	384,862

Total Consumer Discretionary			2,340,876

Consumer Staples - 1.4%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A3	340,000	378,715
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	A3	260,000	391,012
PepsiCo, Inc. (United States), 3.10%, 7/17/2022	A1	370,000	380,109

			1,149,836

Food & Staples Retailing - 0.6%
C&S Group Enterprises LLC (United States)[3], 5.375%, 7/15/2022	Ba3	215,000	207,475
CVS Health Corp. (United States), 3.50%, 7/20/2022	Baa1	560,000	575,397
The Kroger Co. (United States), 2.60%, 2/1/2021	Baa1	380,000	379,219

			1,162,091

Food Products - 0.1%
Pinnacle Operating Corp. (United States)[4], 9.00%, 11/15/2020	C	380,000	167,200

Household Products - 0.1%
HRG Group, Inc. (United States), 7.75%, 1/15/2022	Caa1	95,000	99,038

Total Consumer Staples			2,578,165

Energy - 3.3%
Energy Equipment & Services - 0.8%
Ensco plc (United States), 5.20%, 3/15/2025	B1	540,000	466,382
McDermott International, Inc. (United States)[3], 8.00%, 5/1/2021	B2	175,000	176,750

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING [1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Schlumberger Holdings Corp. (United States)[3], 3.625%, 12/21/2022	A3			760,000	$787,735

					1,430,867

Oil, Gas & Consumable Fuels - 2.5%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	A2			760,000	771,360
Cheniere Corpus Christi Holdings LLC (United States)[3], 5.875%, 3/31/2025	Ba3			100,000	102,031
Cheniere Corpus Christi Holdings, LLC (United States)[3], 7.00%, 6/30/2024	Ba3			140,000	151,550
Chevron Corp. (United States), 1.79%, 11/16/2018	Aa2			390,000	391,484
Columbia Pipeline Group, Inc. (United States), 4.50%, 6/1/2025	Baa2			390,000	409,722
ConocoPhillips Co. (United States), 3.35%, 5/15/2025	Baa2			400,000	394,706
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp. (United States), 6.125%, 3/1/2022	B1			90,000	92,250
Enviva Partners LP - Enviva Partners Finance Corp. (United States)[3], 8.50%, 11/1/2021	B2			145,000	151,163
Hilcorp Energy I LP - Hilcorp Finance Co. (United States)[3], 5.75%, 10/1/2025	Ba2			80,000	81,000
Kinder Morgan Energy Partners LP (United States), 4.30%, 5/1/2024	Baa3			820,000	839,026
Kinder Morgan, Inc. (United States)[3], 5.625%, 11/15/2023	Baa3			390,000	428,068
NGL Energy Partners LP - NGL Energy Finance Corp. (United States)[3], 7.50%, 11/1/2023	B2			95,000	98,087
PBF Holding Co. LLC - PBF Finance Corp. (United States)[3], 7.00%, 11/15/2023	B1			110,000	109,450
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026	Baa3			410,000	373,510
Sabine Pass Liquefaction LLC (United States), 5.625%, 2/1/2021	Ba1			145,000	155,150
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp. (United States)[3], 5.50%, 9/15/2024	B1			145,000	143,913

					4,692,470

Total Energy					6,123,337

Financials - 9.0%
Banks - 5.5%
Asian Development Bank (Supranational), 1.00%, 8/16/2019	Aaa			1,000,000	984,349
Banco Santander S.A. (Spain), 4.00%, 4/7/2020	Aa2		EUR	100,000	118,644
Bank of America Corp. (United States), 5.70%, 5/2/2017	Baa3			380,000	385,178
Bank of America Corp. (United States), 4.00%, 1/22/2025	Baa3			595,000	595,747
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3			310,000	384,930
BNP Paribas Home Loan Covered Bonds S.A. (France), 3.75%, 4/20/2020	AAA	[5]	EUR	50,000	59,464
Citigroup, Inc. (United States), 3.875%, 3/26/2025	Baa3			800,000	794,719
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	Aaa		AUD	1,680,000	1,215,104
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1			380,000	386,809

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (United States), 4.95%, 3/25/2020	A3		720,000	$775,770
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa2		787,000	790,804
Popular, Inc. (United States), 7.00%, 7/1/2019	B2		225,000	232,031
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa	CAD	1,995,000	1,533,415
Santander Bank N.A. (United States), 8.75%, 5/30/2018	Baa2		240,000	258,309
Santander Holdings USA, Inc. (United States), 2.65%, 4/17/2020	Baa3		270,000	267,605
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	Aaa	AUD	2,100,000	1,520,671

				10,303,549

Capital Markets - 1.5%
The Goldman Sachs Group, Inc. (United States)[6], 2.537%, 11/29/2023	A3		790,000	814,496
The Goldman Sachs Group, Inc. (United States), 4.25%, 10/21/2025	Baa2		390,000	396,178
Morgan Stanley (United States), 2.125%, 4/25/2018	A3		590,000	592,351
Morgan Stanley (United States), 5.00%, 11/24/2025	Baa2		550,000	587,558
TD Ameritrade Holding Corp. (United States), 2.95%, 4/1/2022	A3		380,000	384,731

				2,775,314

Consumer Finance - 0.1%
Navient Corp. (United States), 6.125%, 3/25/2024	Ba3		210,000	203,962

Diversified Financial Services - 0.3%
Horizon Pharma, Inc. (United States), 6.625%, 5/1/2023	B3		290,000	276,225
Jefferies Finance LLC - JFIN Co-Issuer Corp. (United States)[3], 7.375%, 4/1/2020	B1		245,000	245,000

				521,225

Insurance - 1.2%
American International Group, Inc. (United States), 4.125%, 2/15/2024	Baa1		570,000	591,784
Assured Guaranty US Holdings, Inc. (United States), 5.00%, 7/1/2024	Baa2		1,110,000	1,172,291
Prudential Financial, Inc. (United States)[7], 5.875%, 9/15/2042	Baa2		370,000	388,038

				2,152,113

Thrifts & Mortgage Finance - 0.4%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp. (United States), 7.375%, 10/1/2017	Ba3		575,000	575,000
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp. (United States)[3], 5.875%, 8/1/2021	Ba3		215,000	204,250

				779,250

Total Financials				16,735,413

Health Care - 1.6%
Biotechnology - 0.3%
AbbVie, Inc. (United States), 1.80%, 5/14/2018	Baa2		390,000	390,293

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Biotechnology (continued)
AMAG Pharmaceuticals, Inc. (United States)[3], 7.875%, 9/1/2023	B3		150,000	$150,000

				540,293

Health Care Providers & Services - 1.2%
FMC Finance VIII S.A. (Germany)[3], 6.50%, 9/15/2018	Ba2	EU	R 1,540,000	1,790,737
HCA, Inc. (United States), 7.50%, 2/15/2022	B1		120,000	136,200
LifePoint Health Inc. (United States)[3], 5.375%, 5/1/2024	Ba2		140,000	137,130
Tenet Healthcare Corp. (United States), 8.125%, 4/1/2022	Caa1		125,000	117,937

				2,182,004

Pharmaceuticals - 0.1%
Concordia International Corp. (Canada)[3], 7.00%, 4/15/2023	Caa3		190,000	59,850
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC (United States)[3], 5.625%, 10/15/2023	B1		155,000	144,538

				204,388

Total Health Care				2,926,685

Industrials - 2.4%
Aerospace & Defense - 0.1%
Arconic, Inc. (United States), 5.87%, 2/23/2022	Ba2		140,000	149,800

Airlines - 0.3%
Allegiant Travel Co. (United States), 5.50%, 7/15/2019	B1		145,000	149,350
Southwest Airlines Co. (United States), 2.75%, 11/6/2019	Baa1		280,000	284,943
Southwest Airlines Co. (United States), 2.65%, 11/5/2020	Baa1		140,000	140,354

				574,647

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp. (United States)[3], 9.75%, 5/15/2020	B3		105,000	107,625
Herc Rentals, Inc. (United States)[3], 7.50%, 6/1/2022	B3		100,000	105,375

				213,000

Construction & Engineering - 0.2%
Fluor Corp. (United States), 3.50%, 12/15/2024	A3		380,000	384,260

Industrial Conglomerates - 0.8%
General Electric Co. (United States)[6], 1.261%, 5/5/2026	A1		855,000	827,227
Siemens Financieringsmaatschappij N.V. (Germany)[3], 2.90%, 5/27/2022	A1		760,000	765,704

				1,592,931

Machinery - 0.2%
Meritor Inc. (United States), 6.25%, 2/15/2024	B2		100,000	98,000
Shape Technologies Group, Inc. (United States)[3], 7.625%, 2/1/2020	B2		100,000	102,250

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Xerium Technologies, Inc. (United States)[3], 9.50%, 8/15/2021	B2		100,000	$99,750

				300,000

Trading Companies & Distributors - 0.7%
Air Lease Corp. (United States), 3.375%, 6/1/2021	BBB	[5]	795,000	806,015
Aircastle Ltd. (United States), 5.50%, 2/15/2022	Ba1		105,000	111,300
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		240,000	249,600
International Lease Finance Corp. (United States), 6.25%, 5/15/2019	Ba1		95,000	102,125

				1,269,040

Total Industrials				4,483,678

Information Technology - 1.5%
Internet Software & Services - 0.4%
eBay, Inc. (United States), 2.50%, 3/9/2018	Baa1		580,000	585,092
Nuance Communications Inc. (United States)[3], 5.625%, 12/15/2026	Ba3		115,000	113,074

				698,166

IT Services - 0.5%
Automatic Data Processing, Inc. (United States), 2.25%, 9/15/2020	Aa3		380,000	381,964
Visa, Inc. (United States), 2.80%, 12/14/2022	A1		565,000	568,166

				950,130

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp. (United States), 2.45%, 7/29/2020	A1		380,000	385,357
QUALCOMM, Inc. (United States), 3.00%, 5/20/2022	A1		380,000	385,049

				770,406

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett Packard Enterprise Co. (United States), 2.45%, 10/5/2017	Baa2		390,000	392,168

Total Information Technology				2,810,870

Materials - 1.1%
Chemicals - 0.5%
The Dow Chemical Co. (United States), 8.55%, 5/15/2019	Baa2		330,000	378,207
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[3], 8.375%, 12/1/2022	B3		115,000	116,150
Solvay Finance America LLC (Belgium)[3], 3.40%, 12/3/2020	Baa2		380,000	386,647

				881,004

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3], 7.25%, 5/15/2024	B3		250,000	263,437

Metals & Mining - 0.2%
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	Ba1		75,000	76,172
The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp. (United States)[3], 7.375%, 2/1/2020	B3	150,000	$149,249
Techniplas LLC (United States)[3], 10.00%, 5/1/2020	Caa2	125,000	108,438

			333,859

Paper & Forest Products - 0.3%
Domtar Corp. (United States), 4.40%, 4/1/2022	Baa3	390,000	401,257
Tembec Industries Inc. (Canada)[3], 9.00%, 12/15/2019	B3	150,000	140,250

			541,507

Total Materials			2,019,807

Real Estate - 1.3%
Equity Real Estate Investment Trusts (REITS) - 1.2%
American Tower Corp. (United States), 3.30%, 2/15/2021	Baa3	770,000	778,770
Crown Castle Towers LLC (United States)[3], 6.113%, 1/15/2020	A2	270,000	292,534
Crown Castle Towers LLC (United States)[3], 4.883%, 8/15/2020	A2	90,000	95,838
Crown Castle Towers LLC (United States)[3], 3.222%, 5/15/2022	A2	150,000	152,480
Greystar Real Estate Partners LLC (United States)[3], 8.25%, 12/1/2022	B2	145,000	156,963
MPT Operating Partnership LP - MPT Finance Corp. (United States), 5.25%, 8/1/2026	Ba1	95,000	93,100
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	B2	340,000	319,600
Welltower, Inc. (United States), 4.95%, 1/15/2021	Baa1	365,000	393,639

			2,282,924

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc. (United States)[8], 8.50%, 6/1/2022	Caa1	250,000	239,375

Total Real Estate			2,522,299

Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.3%
AT&T, Inc. (United States), 5.20%, 3/15/2020	Baa1	715,000	768,666
CenturyLink, Inc. (United States), 7.50%, 4/1/2024	Ba3	140,000	147,000
Frontier Communications Corp. (United States), 11.00%, 9/15/2025	B1	235,000	242,638
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	Ba2	260,000	252,850
Qualitytech LP - QTS Finance Corp. (United States), 5.875%, 8/1/2022	B1	195,000	198,412
Verizon Communications, Inc. (United States), 4.15%, 3/15/2024	Baa1	730,000	762,837

			2,372,403

Wireless Telecommunication Services - 0.3%
Altice Financing S.A. (Luxembourg)[3], 6.625%, 2/15/2023	B1	210,000	215,775
Hughes Satellite Systems Corp. (United States)[3], 6.625%, 8/1/2026	B3	160,000	160,800

The accompanying notes are an integral part of the financial statements.

11

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Tower Trust (United States)[3], 3.598%, 4/15/2018	Baa3		170,000	$170,627

				547,202

Total Telecommunication Services				2,919,605

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	B2		200,000	204,000
Terraform Global Operating LLC (United States)[3], 9.75%, 8/15/2022	Caa1		85,000	90,738

Total Utilities				294,738

TOTAL CORPORATE BONDS
(Identified Cost $48,046,666)				45,755,473

ASSET-BACKED SECURITIES - 2.4%
BMW Vehicle Owner Trust, Series 2016-A, Class A3 (United States), 1.16%, 11/25/2020	Aaa		500,000	495,140
CarMax Auto Owner Trust, Series 2016-4, Class A2 (United States), 1.21%, 11/15/2019	Aaa		450,000	449,107
Chase Issuance Trust (United States), 1.36%, 4/15/2020	AAA	[5]	500,000	499,706
GM Financial Automobile Leasing Trust 2015-2 (United States), 1.68%, 12/20/2018	Aaa		500,000	501,355
Home Partners of America Trust, Series 2016-1, Class A (United States)[3,6], 2.386%, 3/17/2033	Aaa		300,058	302,177
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2 (United States), 1.04%, 4/18/2019	AAA	[5]	500,000	498,807
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3 (United States), 1.35%, 8/15/2019	Aaa		450,000	448,775
Navient Student Loan Trust, Series 2016-3A, Class A1 (United States)[3,6], 1.356%, 6/25/2065	AAA	[5]	408,552	409,699
South Carolina Student Loan Corp (United States)[6], 1.071%, 12/1/2023	Aaa		443,663	440,522
Tricon American Homes Trust, Series 2016-SFR1, Class A (United States)[3], 2.589%, 11/17/2033	Aaa		400,000	388,407

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,449,087)				4,433,695

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1[6], 1.539%, 10/25/2021	Aaa		4,003,245	242,324
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1[6], 0.215%, 4/25/2023	Aaa		22,934,450	264,687
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1[6], 1.546%, 10/25/2018	Aaa		5,767,119	135,013

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust 2016-4A, Class A1 (United States)[3,6], 3.75%, 11/25/2056	AAA	[5]		244,271	$251,662
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1 (United States)[3,6], 3.75%, 8/25/2055	Aaa			191,885	198,127
SBA Small Business Investment Companies, Series 2015-10A, Class 1 (United States), 2.517%, 3/10/2025	Aaa			244,939	247,140
Towd Point Mortgage Trust, Series 2016-5, Class A1 (United States)[3,6], 2.50%, 10/25/2056	Aaa			450,000	447,914

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,636,685)					1,786,867

FOREIGN GOVERNMENT BONDS - 45.4%
Australia Government Bond (Australia), 4.50%, 4/15/2020	Aaa		AUD	600,000	466,758
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	Ba2		BRL	1,500,000	428,394
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Ba2			400,000	464,000
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2			1,200,000	1,122,000
Bundesrepublik Deutschland (Germany), 1.50%, 9/4/2022	Aaa		EUR	2,200,000	2,568,126
Bundesrepublik Deutschland (Germany), 1.00%, 8/15/2024	Aaa		EUR	1,800,000	2,058,485
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	Aaa		CAD	2,485,000	1,964,236
Canadian Government Bond (Canada), 1.50%, 9/1/2017	Aaa		CAD	800,000	599,352
Canadian Government Bond (Canada), 2.75%, 6/1/2022	Aaa		CAD	2,500,000	2,007,076
Chile Government (Chile), 5.50%, 8/5/2020	Aa3		CLP	700,000,000	1,099,545
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2			1,500,000	1,497,199
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	A3		EUR	1,340,000	1,704,632
Ireland Government Bond (Ireland), 0.80%, 3/15/2022	A3		EUR	2,000,000	2,206,126
Ireland Government Bond (Ireland), 3.90%, 3/20/2023	A3		EUR	750,000	976,157
Italy Buoni Poliennali Del Tesoro (Italy), 1.45%, 9/15/2022	Baa2		EUR	500,000	542,708
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	Baa2		EUR	3,410,000	4,508,650
Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	Baa2		EUR	2,600,000	2,723,040
Japan Government Two Year Bond (Japan), 0.10%, 10/15/2018	A1		JPY	150,000,000	1,290,058
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2			2,000,000	1,964,100
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	WR	[9]	KRW	5,700,000,000	4,736,621
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	51,500,000	2,470,621
Mexican Government Bond (Mexico), 7.75%, 12/14/2017	A3		MXN	78,000,000	3,808,639
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	57,500,000	2,854,636
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	A3		MXN	46,000,000	2,163,845
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	64,000,000	2,980,829
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	A3		MXN	6,500,000	312,982
Norway Government Bond (Norway)[3], 4.25%, 5/19/2017	Aaa		NOK	17,800,000	2,089,204
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa		SGD	4,515,000	3,189,480
Spain Government Bond (Spain), 4.50%, 1/31/2018	Baa2		EUR	1,415,000	1,566,364
Spain Government Bond (Spain)[3], 4.00%, 4/30/2020	Baa2		EUR	2,740,000	3,261,430
Spain Government Bond (Spain)[3], 5.40%, 1/31/2023	Baa2		EUR	6,505,000	8,790,796
Spain Government Bond (Spain)[3], 1.60%, 4/30/2025	Baa2		EUR	3,700,000	4,031,371

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT 2/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1		2,000,000	$1,967,534
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	Aa1	GBP	2,435,000	3,020,946
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	Aa1	GBP	2,610,000	3,403,274
United Kingdom Gilt (United Kingdom), 1.75%, 9/7/2022	Aa1	GBP	2,800,000	3,655,956

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $97,665,260)				84,495,170

U.S. TREASURY SECURITIES - 15.4%

U.S. Treasury Bonds - 4.9%
U.S. Treasury Bond, 6.25%, 5/15/2030			2,600,000	3,678,290
U.S. Treasury Bond, 4.75%, 2/15/2037			1,400,000	1,822,132
U.S. Treasury Bond, 2.50%, 2/15/2045			2,600,000	2,315,929
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042			1,396,063	1,321,683

Total U.S. Treasury Bonds
(Identified Cost $9,524,217)				9,138,034

U.S. Treasury Notes - 10.5%
U.S. Treasury Floating Rate Note[6], 0.803%, 1/31/2018			2,930,000	2,938,403
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020			949,652	959,519
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023			1,303,826	1,294,196
U.S. Treasury Note, 0.75%, 4/15/2018			4,190,000	4,177,070
U.S. Treasury Note, 1.375%, 4/30/2020			5,160,000	5,126,744
U.S. Treasury Note, 1.75%, 4/30/2022			5,140,000	5,068,724

Total U.S. Treasury Notes
(Identified Cost $19,866,251)				19,564,656

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $29,390,468)				28,702,690

U.S. GOVERNMENT AGENCIES - 7.6%

Mortgage-Backed Securities - 3.1%
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034			694,474	737,365
Fannie Mae, Pool #735500, 5.50%, 5/1/2035			802,862	899,318
Freddie Mac, Pool #Z50018, 3.50%, 7/1/2026			1,096,560	1,145,572
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034			769,230	818,230
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035			979,804	1,012,543
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038			1,112,434	1,239,481

Total Mortgage-Backed Securities
(Identified Cost $5,766,391)				5,852,509

Other Agencies - 4.5%
Fannie Mae, 2.625%, 9/6/2024			6,979,000	7,046,557

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Investment Portfolio - December 31, 2016

	PRINCIPAL AMOUNT 2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.375%, 1/13/2022	1,218,000	$1,237,984

Total Other Agencies
(Identified Cost $8,693,423)		8,284,541

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $14,459,814)		14,137,050

SHORT-TERM INVESTMENT - 2.7%

Dreyfus Government Cash Management[10], 0.45%,
(Identified Cost $4,955,471)	4,955,471	4,955,471

TOTAL INVESTMENTS - 99.1%
(Identified Cost $200,603,451)		184,266,416
OTHER ASSETS, LESS LIABILITIES - 0.9%		1,706,079

NET ASSETS - 100%		$185,972,495

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2016[11]:
SETTLEMENT DATE	CONTRACTS TO DELIVER		IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
10/17/2017	JPY	151,158,821	1,484,423	$1,313,817	$170,606

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

KRW - South Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

SGD - Singapore Dollar

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $32,815,584 or 17.6% of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired between May 15, 2014 and December 16, 2014 at a cost of $404,125 ($106.35 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $167,200, or 0.1%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

5Credit ratings from S&P (unaudited).

6The coupon rate is floating and is the effective rate as of December 31, 2016.

7The rate shown is a fixed rate as of December 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

8Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired on May 7, 2014 at a cost of $260,419 ($104.17 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $239,375, or 0.1%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

9Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

10Rate shown is the current yield as of December 31, 2016.

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Investment Portfolio - December 31, 2016

11The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States 43.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

16

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $200,603,451) (Note 2)	$184,266,416
Unrealized appreciation on foreign forward currency exchange contracts (Note 2)	170,606
Interest receivable	1,666,579
Receivable for fund shares sold	121,824
Prepaid expenses	13,227

TOTAL ASSETS	186,238,652

LIABILITIES:

Accrued management fees (Note 3)	93,629
Accrued shareholder services fees (Class S) (Note 3)	22,814
Accrued fund accounting and administration fees (Note 3)	25,918
Accrued transfer agent fees (Note 3)	2,612
Accrued Directors’ fees (Note 3)	464
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	90,244
Other payables and accrued expenses	30,130

TOTAL LIABILITIES	266,157

TOTAL NET ASSETS	$185,972,495

NET ASSETS CONSIST OF:

Capital stock	$204,048
Additional paid-in-capital	205,621,416
Accumulated net investment loss	(1,154,494)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,493,004)
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	(16,205,471)

TOTAL NET ASSETS	$185,972,495

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($179,435,171/19,689,797 shares)	$9.11

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($6,537,324/715,005 shares)	$9.14

The accompanying notes are an integral part of the financial statements.

17

Global Fixed Income Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$6,003,542
Dividends	3,665

Total Investment Income	6,007,207

EXPENSES:

Management fees (Note 3)	1,224,184
Shareholder services fees (Class S) (Note 3)	234,729
Fund accounting and administration fees (Note 3)	100,378
Directors’ fees (Note 3)	16,630
Transfer agent fees (Note 3)	8,628
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	21,848
Miscellaneous	106,346

Total Expenses	1,716,690
Less reduction of expenses (Note 3)	(53,746)

Net Expenses	1,662,944

NET INVESTMENT INCOME	4,344,263

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(62,204)
Foreign currency and translation of other assets and liabilities	(3,990,188)

(4,052,392)

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $4,921)	695,285
Foreign currency and translation of other assets and liabilities	149,930

845,215

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,207,177)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,137,086

The accompanying notes are an integral part of the financial statements.

18

Global Fixed Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,344,263	$6,102,753
Net realized loss on investments and foreign currency	(4,052,392)	(10,651,692)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	845,215	(9,477,874)

Net increase (decrease) from operations	1,137,086	(14,026,813)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	—	(88,284)
From net investment income (Class I)	—	(23,667)
From return of capital (Class S)	—	(579,353)
From return of capital (Class I)	—	(155,311)

Total distributions to shareholders	—	(846,615)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(31,770,037)	(24,237,624)

Net decrease in net assets	(30,632,951)	(39,111,052)

NET ASSETS:

Beginning of year	216,605,446	255,716,498

End of year (including accumulated net investment loss of $1,154,494 and distributions in excess of net investment income of $3,065,487, respectively)	$185,972,495	$216,605,446

The accompanying notes are an integral part of the financial statements.

19

Global Fixed Income Series

Financial Highlights - Class S

	FOR THE YEARS ENDED			FOR THE PERIOD 4/1/13[1] TO 12/31/13
	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.11	$9.68	$9.92	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19	0.23	0.22	0.16
Net realized and unrealized gain (loss) on investments	(0.19)	(0.77)	(0.18)	(0.16)

Total from investment operations	—	(0.54)	0.04	0.00

Less distributions to shareholders:
From net investment income	—	— [3]	(0.24)	(0.08)
From net realized gain on investments	—	—	(0.04)	— [3]
From return of capital	—	(0.03)	—	—

Total distributions to shareholders	—	(0.03)	(0.28)	(0.08)

Net asset value - End of period	$9.11	$9.11	$9.68	$9.92

Net assets - End of period (000’s omitted)	$179,435	$144,233	$208,842	$196,860

Total return[4]	0.00%	(5.68%)	0.42%	0.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%[5]
Net investment income	2.04%	2.43%	2.16%	2.16%[5]
Portfolio turnover	46%	54%	40%	51%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	0.02%	0.01%	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

20

Global Fixed Income Series

Financial Highlights - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	12/31/16	12/31/15	12/31/14	12/31/13	10/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.13	$9.69	$9.93	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.24	0.23	0.23	0.04
Net realized and unrealized gain (loss) on investments	(0.22)	(0.77)	(0.17)	(0.26)	0.05

Total from investment operations	0.01	(0.53)	0.06	(0.03)	0.09

Less distributions to shareholders:
From net investment income	—	— [3]	(0.26)	(0.13)	— [3]
From net realized gain on investments	—	—	(0.04)	— [3]	— [3]
From return of capital	—	(0.03)	—	—	—

Total distributions to shareholders	—	(0.03)	(0.30)	(0.13)	— [3]

Net asset value - End of period	$9.14	$9.13	$9.69	$9.93	$10.09

Net assets - End of period (000’s omitted)	$6,537	$72,372	$46,875	$35,190	$5,106

Total return[4]	0.11%	(5.45%)	0.57%	(0.32%)	0.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	2.43%	2.56%	2.31%	2.32%	1.60%[5]
Portfolio turnover	46%	54%	40%	51%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	0.02%	0.02%	0.11%	4.08%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

21

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Global Fixed Income Series Class S common stock, and 100 million designated as Global Fixed Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are

22

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$42,839,740	$—	$42,839,740	$—
Corporate debt:
Consumer Discretionary	2,340,876	—	2,340,876	—
Consumer Staples	2,578,165	—	2,578,165	—
Energy	6,123,337	—	6,123,337	—
Financials	16,735,413	—	16,735,413	—
Health Care	2,926,685	—	2,926,685	—
Industrials	4,483,678	—	4,483,678	—
Information Technology	2,810,870	—	2,810,870	—
Materials	2,019,807	—	2,019,807	—
Real Estate	2,522,299	—	2,522,299	—
Telecommunication Services	2,919,605	—	2,919,605	—
Utilities	294,738	—	294,738	—
Asset-backed securities	4,433,695	—	4,433,695	—
Commercial mortgage-backed securities	1,786,867	—	1,786,867	—
Foreign government bonds	84,495,170	—	84,495,170	—
Mutual funds	4,955,471	4,955,471	—	—
Other financial instruments*:
Foreign currency exchange contracts	170,606	—	170,606	—

Total assets	$184,437,022	$4,955,471	$179,481,551	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

*Other financial instruments are forwards (Level 2). Forwards are valued at the unrealized appreciation (depreciation) on the instrument.

23

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

24

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The average month-end balances for the year ended December 31, 2016, the period in which forward foreign currency exchange contracts were outstanding, as measured in terms of the notional amount, was approximately $6,914,176.

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2016:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign forward currency exchange contracts	Unrealized appreciation on foreign forward currency exchange contracts	$170,606

STATEMENT OF OPERATIONS
Derivative	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Foreign forward currency exchange contracts	Net realized loss on foreign currency and translation of other assets and liabilities	$(381,569)
Derivative	Location of Appreciation on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Foreign forward currency exchange contracts	Net change in unrealized appreciation (depreciation) on forward contracts	$170,606

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2016.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the

25

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2016.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

26

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Class S’s shareholder services fee, at no more than 0.70% of average daily net assets each year. Accordingly, the Advisor waived fees of $53,746 for the year ended December 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

27

Global Fixed Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $44,474,503 and $100,206,845, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $45,811,708 and $9,609,559, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Global Fixed Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,433,655	$71,004,493	9,851,643	$92,527,482
Reinvested	—	—	67,747	636,827
Repurchased	(3,576,360)	(33,552,496)	(15,650,497)	(146,692,206)

Total	3,857,295	$37,451,997	(5,731,107)	$(53,527,897)

CLASS I	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	153,229	$1,443,412	5,316,074	$49,991,905
Reinvested	—	—	19,020	178,978
Repurchased	(7,366,148)	(70,665,446)	(2,242,139)	(20,880,610)

Total	(7,212,919)	$(69,222,034)	3,092,955	$29,290,273

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2016, the Series invested in forward foreign currency exchange contracts (foreign currency exchange risk).

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

28

Global Fixed Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $1,138,409, decrease Undistributed Net Investment Income by $2,433,270, and decrease Accumulated Net Realized Loss on Investments by $3,571,679. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/16	ENDED 12/31/15
Ordinary income	$—	$111,951
Return of capital	$—	$734,664

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$200,615,580
Unrealized appreciation	845,205
Unrealized depreciation	(17,194,369)

Net unrealized depreciation	$(16,349,164)

Capital loss carryforward	$(2,480,875)
Qualified late-year losses[1]	$983,888

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2017.

As of December 31, 2016, the Series had net short-term capital loss carryforwards of $897,115 and net long-term capital loss carryforwards of $1,583,760, which may be carried forward indefinitely.

29

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Global Fixed Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Fixed Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

30

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

31

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008)
The Ashley Group (property management and investment) (1995-2008)
Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech) (2000-present)
ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)
HLTH Corp (WebMD) (information) (2000-2010)
Cheyne Capital International (investment) (2000-present)
GMP Companies (investment) (2000-2011)
Cytos Biotechnology Ltd (biotechnology) (2012-2014)

33

Global Fixed Income Series

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government) (2015 - present)
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

34

Global Fixed Income Series

Directors’ and Officers’ Information (unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

35

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNGFI-12/16-AR

Dynamic Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Dynamic Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

U.S. equity markets experienced positive returns during 2016, and mid cap stocks broadly fared similarly to their large cap counterparts. Mid cap growth stocks, however, faced a somewhat more challenging environment at times. This resulted in the growth segment of the mid cap market underperforming the value segment of the market, the returns of which were primarily driven by the outperformance of cyclical sectors like Energy, Financials, and Materials, which make up a relatively smaller portion of the mid cap growth stock market.

The Dynamic Opportunities Series Class S returned 2.80% for 2016, but underperformed the Russell Midcap Growth Index, which returned 7.33%. While some of the Fund’s underperformance resulted from sector positioning, the primary driver was the effect of individual security selection within the portfolio.

Specific detractors from the Fund’s relative performance during the year included security selection in Industrials and Information Technology, an overweight to and security selection in Health Care, and an underweight relative to the benchmark to Financials. Conversely, an overweight as compared to the benchmark to Information Technology, an underweight to and security selection in Consumer Staples, and security selection in Telecommunication Services contributed positively to relative performance during the year.

The positioning of the Dynamic Opportunities Series is a result of its investment approach that seeks to identify mid cap companies with meaningful growth potential on a bottom-up, fundamental basis. As such, the Fund’s deviations from the benchmark by sector or industry are most often a byproduct of individual security selection. As of the end of 2016, the Fund’s most significant overweights relative to the benchmark were to the Telecommunication Services and Health Care sectors. Conversely, the Fund’s most significant underweights were to the Financials, Materials, and Real Estate sectors, to which the Fund had no exposure.

As we begin 2017, our long-term secular slow growth overview is unchanged, and we expect growth to remain within the post-global financial crisis range of GDP growth. However, over the intermediate-term, we could see a marginal cyclical pickup in growth and inflation, particularly in the U.S. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies levered to secular growth trends in an effort to generate above market returns. We continue to anticipate gyrations in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Dynamic Opportunities Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse

2

Dynamic Opportunities Series

Fund Commentary

(unaudited)

Performance	Commentary (continued)

changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

3

Dynamic Opportunities Series

Performance Update as of December 31, 2016

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class S3	2.80%	0.50%
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class I3	3.01%	0.70%
Russell Midcap® Growth Index[4]	7.33%	6.23%
Russell 2500TM Growth Index[5]	9.73%	5.45%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dynamic Opportunities Series Class S from its inception2 (December 31, 2013) to present (December 31, 2016) to the Russell Midcap® Growth Index and the Russell 2500™ Growth Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Indices are calculated from December 31, 2013, the Series inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 1.09% for Class S and 0.88% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S and 0.88% for Class I for the year ended December 31, 2016.

4The Russell Midcap® Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

Dynamic Opportunities Series

Performance Update as of December 31, 2016

(unaudited)

5The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5

Dynamic Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$992.40	$5.46	1.09%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Class I
Actual	$1,000.00	$993.50	$4.21	0.84%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

6

Dynamic Opportunities Series

Portfolio Composition as of December 31, 2016

(unaudited)

7

Dynamic Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.2%

Consumer Discretionary - 23.4%
Internet & Direct Marketing Retail - 6.9%
Expedia, Inc.	74,290	$8,415,571
TripAdvisor, Inc.*	124,110	5,754,981
Trivago N.V. - ADR (Germany)*	249,300	2,929,275

		17,099,827

Multiline Retail - 1.5%
Dollar General Corp.	50,080	3,709,426

Specialty Retail - 11.0%
Advance Auto Parts, Inc.	74,810	12,651,867
AutoZone, Inc.*	4,830	3,814,686
Monro Muffler Brake, Inc.	120,770	6,908,044
O’Reilly Automotive, Inc.*	13,820	3,847,626

		27,222,223

Textiles, Apparel & Luxury Goods - 4.0%
lululemon athletica, Inc.*	151,160	9,823,888

Total Consumer Discretionary		57,855,364

Consumer Staples - 7.8%
Beverages - 4.2%
Dr. Pepper Snapple Group, Inc.	58,560	5,309,635
Monster Beverage Corp.*	115,310	5,112,845

		10,422,480

Food Products - 3.6%
Blue Buffalo Pet Products, Inc.*	156,270	3,756,731
Mead Johnson Nutrition Co.	71,800	5,080,568

		8,837,299

Total Consumer Staples		19,259,779

Health Care - 20.8%
Biotechnology - 10.4%
BioMarin Pharmaceutical, Inc.*	62,300	5,160,932
Incyte Corp.*	50,570	5,070,654
Regeneron Pharmaceuticals, Inc.*	17,610	6,464,455
Seattle Genetics, Inc.*	77,730	4,101,812
Vertex Pharmaceuticals, Inc.*	67,370	4,963,148

		25,761,001

Health Care Providers & Services - 6.9%
Acadia Healthcare Co., Inc.*	208,060	6,886,786
DaVita, Inc.*	158,860	10,198,812

		17,085,598

The accompanying notes are an integral part of the financial statements.

8

Dynamic Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 3.5%
Zoetis, Inc.	159,750	$8,551,418

Total Health Care		51,398,017

Industrials - 12.6%
Professional Services - 5.0%
Equifax, Inc.	21,640	2,558,497
Nielsen Holdings plc	172,990	7,256,930
TransUnion*	81,290	2,514,300

		12,329,727

Road & Rail - 7.6%
Genesee & Wyoming, Inc. - Class A*	141,370	9,812,492
Kansas City Southern	104,990	8,908,401

		18,720,893

Total Industrials		31,050,620

Information Technology - 23.0%
Internet Software & Services - 7.9%
Match Group, Inc.*	499,580	8,542,818
MercadoLibre, Inc. (Argentina)	32,530	5,079,234
Q2 Holdings, Inc.*	204,189	5,890,853

		19,512,905

IT Services - 3.2%
Cognizant Technology Solutions Corp. - Class A*	139,430	7,812,263

Semiconductors & Semiconductor Equipment - 4.5%
Skyworks Solutions, Inc.	149,830	11,186,308

Software - 7.4%
ServiceNow, Inc.*	136,780	10,168,225
The Ultimate Software Group, Inc.*	44,330	8,083,576

		18,251,801

Total Information Technology		56,763,277

Telecommunication Services - 8.6%
Diversified Telecommunication Services - 8.6%
SBA Communications Corp. - Class A*	77,190	7,970,639
Zayo Group Holdings, Inc.*	408,790	13,432,839

Total Telecommunication Services		21,403,478

TOTAL COMMON STOCKS
(Identified Cost $238,238,794)		237,730,535

The accompanying notes are an integral part of the financial statements.

9

Dynamic Opportunities Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

MUTUAL FUND - 3.3%
iShares Russell Mid-Cap Growth ETF
(Identified Cost $7,694,249)	83,340	$8,116,483

SHORT-TERM INVESTMENT - 0.6%
Dreyfus Government Cash Management[1], 0.45%
(Identified Cost $1,355,443)	1,355,443	1,355,443

TOTAL INVESTMENTS - 100.1%
(Identified Cost $247,288,486)		247,202,461
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(138,498)

NET ASSETS - 100%		$247,063,963

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Dynamic Opportunities Series

Statement of Assets & Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $247,288,486) (Note 2)	$247,202,461
Receivable for fund shares sold	168,008
Dividends receivable	117,189
Prepaid expenses	17,645

TOTAL ASSETS	247,505,303

LIABILITIES:

Accrued management fees (Note 3)	171,798
Accrued shareholder services fees (Class S) (Note 3)	42,777
Accrued fund accounting and administration fees (Note 3)	16,264
Accrued transfer agent fees (Note 3)	4,580
Accrued Directors’ fees (Note 3)	468
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	182,373
Other payables and accrued expenses	22,734

TOTAL LIABILITIES	441,340

TOTAL NET ASSETS	$247,063,963

NET ASSETS CONSIST OF:

Capital stock	$270,652
Additional paid-in-capital	260,268,205
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(13,388,869)
Net unrealized depreciation on investments	(86,025)

TOTAL NET ASSETS	$247,063,963

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($245,963,283/ 26,945,327 shares)	$9.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($1,100,680/119,824 shares)	$9.19

The accompanying notes are an integral part of the financial statements.

11

Dynamic Opportunities Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $4,561)	$650,057

EXPENSES:

Management fees (Note 3)	2,102,491
Shareholder services fees (Class S)(Note 3)	458,974
Fund accounting and administration fees (Note 3)	76,386
Directors’ fees (Note 3)	17,780
Transfer agent fees (Note 3)	17,502
Chief Compliance Officer service fees (Note 3)	3,948
Custodian fees	15,816
Miscellaneous	96,884

Total Expenses	2,789,781

NET INVESTMENT LOSS	(2,139,724)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(12,479,322)
Foreign currency and translation of other assets and liabilities	2

(12,479,320)

Net change in unrealized appreciation (depreciation) on investments	22,234,427

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	9,755,107

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,615,383

The accompanying notes are an integral part of the financial statements.

12

Dynamic Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(2,139,724)	$(2,231,501)
Net realized gain (loss) on investments and foreign currency	(12,479,320)	27,251,446
Net change in unrealized appreciation (depreciation) on investments	22,234,427	(32,566,276)

Net increase (decrease) from operations	7,615,383	(7,546,331)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments (Class S)	(1,445,437)	(14,655,376)
From net realized gain on investments (Class I)	(43,554)	(3,395,394)

Total distributions to shareholders	(1,488,991)	(18,050,770)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(28,294,887)	(10,391,541)

Net decrease in net assets	(22,168,495)	(35,988,642)

NET ASSETS:

Beginning of year	269,232,458	305,221,100

End of year (including undistributed net investment income of $0 and $0, respectively)	$247,063,963	$269,232,458

The accompanying notes are an integral part of the financial statements.

13

Dynamic Opportunities Series

Financial Highlights - Class S

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.93	$9.88	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	0.33	(0.23)	0.25

Total from investment operations	0.25	(0.31)	0.18

Less distributions to shareholders:
From net realized gain on investments	(0.05)	(0.64)	(0.30)

Net asset value - End of year	$9.13	$8.93	$9.88

Net assets - End of year (000’s omitted)	$245,963	$218,126	$250,573

Total return[2]	2.80%	(3.13%)	1.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.09%	1.07%	1.07%
Net investment loss	(0.83%)	(0.77%)	(0.71%)
Portfolio turnover	109%	85%	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

14

Dynamic Opportunities Series

Financial Highlights - Class I

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.97	$9.90	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	0.33	(0.23)	0.25

Total from investment operations	0.27	(0.29)	0.20

Less distributions to shareholders:
From net realized gain on investments	(0.05)	(0.64)	(0.30)

Net asset value - End of year	$9.19	$8.97	$9.90

Net assets - End of year (000’s omitted)	$1,101	$51,106	$54,648

Total return[2]	3.01%	(2.92%)	2.13%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%	0.87%	0.88%
Net investment loss	(0.71%)	(0.56%)	(0.51%)
Portfolio turnover	109%	85%	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Dynamic Opportunities Series

Notes to Financial Statements

1.	Organization

Dynamic Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Dynamic Opportunities Series Class S common stock, and 100 million have been designated as Dynamic Opportunities Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$57,855,364	$57,855,364	$—	$—
Consumer Staples	19,259,779	19,259,779	—	—
Health Care	51,398,017	51,398,017	—	—
Industrials	31,050,620	31,050,620	—	—
Information Technology	56,763,277	56,763,277	—	—
Telecommunication Services	21,403,478	21,403,478	—	—
Mutual funds	9,471,926	9,471,926	—	—

Total assets	$247,202,461	$247,202,461	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

17

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio, if held at year-end.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013, and the years ended December 31, 2014 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

18

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2016. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

19

Dynamic Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $280,241,404 and $309,412,767, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Dynamic Opportunities Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,495,824	$62,285,712	1,599,516	$16,219,917
Reinvested	146,918	1,424,829	1,627,207	14,464,330
Repurchased	(4,118,925)	(37,987,505)	(4,177,567)	(42,807,621)

Total	2,523,817	$25,723,036	(950,844)	$(12,123,374)

CLASS I:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	497,731	$4,534,969	951,442	$9,885,996
Reinvested	4,463	43,554	372,929	3,330,260
Repurchased	(6,079,736)	(58,596,446)	(1,149,548)	(11,484,423)

Total	(5,577,542)	$(54,017,923)	174,823	$1,731,833

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

20

Dynamic Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, net operating losses, qualified late-year losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital $2,143,858, increase Distributions in Excess of Net Investment Income by $2,139,724, and increase Accumulated Net Realized Loss on Investments by $4,134. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$1,488,991	$3,115,117
Long-term capital gains	$—	$14,935,653

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$248,597,712
Unrealized appreciation	14,332,214
Unrealized depreciation	(15,727,465)

Net unrealized depreciation	$(1,395,251)

Capital loss carryforwards	$(12,079,643)

As of December 31, 2016, the Series had net long-term capital loss carryforwards of $12,079,643, which may be carried forward indefinitely.

21

Dynamic Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dynamic Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dynamic Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

22

Dynamic Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $679,725 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 17.71%, or if different, the maximum allowable under tax law.

23

Dynamic Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

24

Dynamic Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Dynamic Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008) The Ashley Group (property management and investment) (1995-2008) Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);

Managing Member (1991-present) - PMSV Holdings LLC (investments);

Managing Member (2010-2016) - Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech) (2000-present)
ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)
HLTH Corp (WebMD) (information) (2000-2010)
Cheyne Capital International (investment) (2000-present)
GMP Companies (investment) (2000-2011)
Cytos Biotechnology Ltd (biotechnology) (2012-2014)

26

Dynamic Opportunities Series

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government) (2015-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

27

Dynamic Opportunities Series

Directors’ and Officers’ Information (unaudited)
Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

Dynamic Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDYN-12/16-AR

Equity Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide current income and income growth, with a secondary objective of providing long-term capital appreciation.

Performance Commentary

Toward the end of 2016, U.S. elections appeared to raise prospects for improved business confidence, having a notable impact on several segments of the market, including Financials. Additionally, there was a more significant distinction in performance of value-oriented stocks which outperformed growth-oriented stocks post-election. From an income perspective, sectors such as energy, telecommunication services, and utilities — which generally had yields above market average — performed strongly for the year, although the Real Estate segment of the market lagged. Fixed income markets experienced meaningful fluctuations as rates fell over the first half of the year and rose toward the end; however, the net annual change in yields was only a gradual step up, which continues to place investors in a yield-constrained environment.

The Russell 1000 Value Index returned 17.34% over the year. The Equity Income Series Class S returned 14.82%, experiencing a strong absolute return but underperforming the benchmark. The Series’ underperformance was driven primarily by stock selection, while favorable sector positioning helped to offset underperformance.

An overweight to Materials and an underweight to Consumer Staples relative to the benchmark were among the major positive contributors to performance relative to the Russell 1000 Value Index, while an underweight to Financials and an overweight to Real Estate compared to the benchmark were detractors. Stock selection within Real Estate helped to offset the effect of the overweight to the sector; however, stock selection in Materials, Industrials, and Consumer Discretionary was a detractor.

As we begin 2017, our long-term secular slow growth overview is unchanged. We expect growth to remain within the post-global financial crisis range of Gross Domestic Product growth and will continue to utilize our propriety investment strategies in seeking income-oriented companies which can provide long-term growth and dividends. Over the intermediate-term, however, we could see a marginal cyclical pickup in growth and inflation, particularly in the U.S. This will largely depend on how successful the Trump administration is in implementing its pro-growth policies.

Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. This backdrop suggests generally muted long-term returns going forward, so we will continue to target companies which can grow with an emphasis on income. The Series will focus on companies that can generate sustainable and/or growing dividends as well as companies with the potential to improve prospects in the future in regard to income generation.

We anticipate further volatility in financial markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics Manning & Napier has employed for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Equity Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

2

Equity Income Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Please see the next page for additional performance information as of December 31, 2016.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Equity Income Series invests primarily in income-producing equity securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Equity Income Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

3

Equity Income Series

Performance Update as of December 31, 2016

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Income Series - Class S3	14.82%	7.46%
Manning & Napier Fund, Inc. - Equity Income Series - Class I3	15.13%	7.68%
Russell 1000® Value Index[4]	17.34%	8.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Income Series - Class S from its inception2 (December 31, 2013) to present (December 31, 2016) to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from December 31, 2013, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.95% for Class S and 0.75% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.05% for Class S and 0.85% for Class I for the year ended December 31, 2016.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,072.00	$4.95	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Class I
Actual	$1,000.00	$1,073.90	$3.91	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Equity Income Series

Portfolio Composition as of December 31, 2016

(unaudited)

6

Equity Income Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.1%

Consumer Discretionary - 8.6%
Media - 1.5%
Cinemark Holdings, Inc.	28,860	$1,107,070

Multiline Retail - 2.3%
Dollar General Corp.	14,850	1,099,940
Macy’s, Inc.	18,020	645,296

		1,745,236

Specialty Retail - 4.0%
DSW, Inc. - Class A	23,230	526,160
L Brands, Inc.	9,980	657,083
Staples, Inc.	107,520	973,056
Williams-Sonoma, Inc.	17,270	835,695

		2,991,994

Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc. - Class B	10,930	555,572

Total Consumer Discretionary		6,399,872

Consumer Staples - 4.4%
Beverages - 1.7%
Diageo plc (United Kingdom)[1]	48,350	1,254,683

Food Products - 2.7%
Campbell Soup Co.	16,690	1,009,244
J&J Snack Foods Corp.	7,450	994,054

		2,003,298

Total Consumer Staples		3,257,981

Energy - 13.6%
Oil, Gas & Consumable Fuels - 13.6%
BP plc - ADR (United Kingdom)	50,610	1,891,802
Chevron Corp.	16,380	1,927,926
ConocoPhillips	12,530	628,254
Exxon Mobil Corp.	29,320	2,646,423
Hess Corp.	8,600	535,694
Occidental Petroleum Corp.	16,400	1,168,172
Royal Dutch Shell plc - Class B - ADR (Netherlands)	13,890	805,203
TOTAL S.A. (France)[1]	10,920	560,112

Total Energy		10,163,586

Financials - 16.1%
Banks - 12.5%
Bank of America Corp.	52,580	1,162,018
Citigroup, Inc.	33,710	2,003,385
JPMorgan Chase & Co.	24,470	2,111,516
KeyCorp.	60,330	1,102,229

The accompanying notes are an integral part of the financial statements.

7

Equity Income Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	4,200	$491,232
U.S. Bancorp	18,350	942,640
Wells Fargo & Co.	28,300	1,559,613

		9,372,633

Capital Markets - 2.1%
Apollo Investment Corp.	40,390	236,685
Ares Capital Corp.	17,580	289,894
Fifth Street Finance Corp.	43,240	232,199
Medley Capital Corp.	31,730	238,292
PennantPark Investment Corp.	31,590	241,979
Prospect Capital Corp.	39,135	326,777

		1,565,826

Insurance - 1.5%
Principal Financial Group, Inc.	19,540	1,130,584

Total Financials		12,069,043

Health Care - 9.1%
Pharmaceuticals - 9.1%
Bristol-Myers Squibb Co.	13,020	760,889
Eli Lilly & Co.	10,700	786,985
Johnson & Johnson	17,250	1,987,372
Merck & Co., Inc.	12,240	720,569
Perrigo Co. plc	11,380	947,157
Roche Holding AG (Switzerland)[1]	3,150	718,051
Sanofi (France)[1]	10,580	855,556

Total Health Care		6,776,579

Industrials - 10.9%
Commercial Services & Supplies - 2.1%
Covanta Holding Corp.	49,130	766,428
Waste Management, Inc.	11,830	838,865

		1,605,293

Industrial Conglomerates - 4.3%
3M Co.	5,620	1,003,563
General Electric Co.	53,710	1,697,236
Honeywell International, Inc.	4,280	495,838

		3,196,637

Machinery - 1.1%
Flowserve Corp.	17,920	861,056

Professional Services - 1.8%
Nielsen Holdings plc	31,290	1,312,616

The accompanying notes are an integral part of the financial statements.

8

Equity Income Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 1.6%
Kansas City Southern	14,130	$1,198,930

Total Industrials		8,174,532

Information Technology - 8.9%
IT Services - 0.9%
Broadridge Financial Solutions, Inc.	10,470	694,161

Semiconductors & Semiconductor Equipment - 2.7%
QUALCOMM, Inc.	8,270	539,204
Skyworks Solutions, Inc.	19,260	1,437,952

		1,977,156

Software - 3.1%
Microsoft Corp.	37,790	2,348,271

Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	14,460	1,674,757

Total Information Technology		6,694,345

Materials - 12.8%
Chemicals - 7.7%
Akzo Nobel N.V. (Netherlands)[1]	15,590	974,173
Ashland Global Holdings, Inc.	13,870	1,515,852
The Dow Chemical Co.	10,240	585,933
E.I. du Pont de Nemours & Co.	7,950	583,530
FMC Corp.	15,070	852,359
RPM International, Inc.	23,200	1,248,856

		5,760,703

Containers & Packaging - 5.1%
Bemis Co., Inc.	20,980	1,003,264
Graphic Packaging Holding Co.	56,250	702,000
Sealed Air Corp.	35,310	1,600,955
Sonoco Products Co.	10,200	537,540

		3,843,759

Total Materials		9,604,462

Real Estate - 11.4%
Equity Real Estate Investment Trusts (REITS) - 11.4%
CatchMark Timber Trust, Inc. - Class A	62,970	709,042
Community Healthcare Trust, Inc.	25,090	577,823
CoreCivic, Inc.	23,610	577,501
Crown Castle International Corp.	7,570	656,849
CubeSmart	12,960	346,939
Digital Realty Trust, Inc.	4,140	406,796
Equinix, Inc.	1,120	400,299

The accompanying notes are an integral part of the financial statements.

9

Equity Income Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Lamar Advertising Co. - Class A	7,870	$529,179
Life Storage, Inc.	3,460	295,000
Outfront Media, Inc.	40,624	1,010,319
Potlatch Corp.	27,870	1,160,786
STORE Capital Corp.	15,200	375,592
Weyerhaeuser Co.	48,660	1,464,179

Total Real Estate		8,510,304

Utilities - 2.3%
Electric Utilities - 1.4%
Eversource Energy	11,050	610,292
Exelon Corp.	11,800	418,782

		1,029,074

Multi-Utilities - 0.9%
CMS Energy Corp.	16,780	698,384

Total Utilities		1,727,458

TOTAL COMMON STOCKS
(Identified Cost $68,476,472)		73,378,162

MUTUAL FUNDS - 1.9%
Schwab U.S. Dividend Equity ETF	8,848	385,507
Tri-Continental Corp.	45,920	1,012,536

TOTAL MUTUAL FUNDS
(Identified Cost $1,290,945)		1,398,043

SHORT-TERM INVESTMENT - 0.5%
Dreyfus Government Cash Management[2] , 0.45%
(Identified Cost $364,471)	364,471	364,471

TOTAL INVESTMENTS - 100.5%
(Identified Cost $70,131,888)		75,140,676

LIABILITIES, LESS OTHER ASSETS - (0.5%)		(385,068)

NET ASSETS - 100%		$74,755,608

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Equity Income Series

Statement of Assets & Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $70,131,888) (Note 2)	$75,140,676
Dividends receivable	141,931
Receivable for fund shares sold	7,691
Foreign tax reclaims receivable	6,734
Prepaid expenses	15,098

TOTAL ASSETS	75,312,130

LIABILITIES:

Accrued management fees (Note 3)	41,656
Accrued fund accounting and administration fees (Note 3)	11,795
Accrued shareholder services fees (Class S) (Note 3)	4,406
Accrued transfer agent fees (Note 3)	434
Accrued Directors’ fees (Note 3)	425
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	482,999
Other payables and accrued expenses	14,461

TOTAL LIABILITIES	556,522

TOTAL NET ASSETS	$74,755,608

NET ASSETS CONSIST OF:

Capital stock	$68,168
Additional paid-in-capital	69,979,590
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(300,796)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	5,008,646

TOTAL NET ASSETS	$74,755,608

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($25,591,547/2,334,094 shares)	$10.96

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($49,164,061/4,482,657 shares)	$10.97

The accompanying notes are an integral part of the financial statements.

11

Equity Income Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $16,721)	$2,205,993

EXPENSES:

Management fees (Note 3)	481,457
Shareholder services fees (Class S)(Note 3)	48,906
Fund accounting and administration fees (Note 3)	48,590
Directors’ fees (Note 3)	5,110
Chief Compliance Officer service fees (Note 3)	3,947
Transfer agent fees (Note 3)	1,585
Audit fees	38,135
Custodian fees	13,211
Miscellaneous	35,785

Total Expenses	676,726
Less reduction of expenses (Note 3)	(72,292)

Net Expenses	604,434

NET INVESTMENT INCOME	1,601,559

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	1,797,172
Options written	(41,012)
Foreign currency and translation of other assets and liabilities	(228)

1,755,932

Net change in unrealized appreciation (depreciation) on-
Investments	7,062,197
Options written	(10,083)
Foreign currency and translation of other assets and liabilities	115

7,052,229

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	8,808,161

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,409,720

The accompanying notes are an integral part of the financial statements.

12

Equity Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,601,559	$1,484,367
Net realized gain on investments and foreign currency	1,755,932	1,813,766
Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,052,229	(5,022,615)

Net increase (decrease) from operations	10,409,720	(1,724,482)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class S)	(555,471)	(514,963)
From net investment income (Class I)	(1,159,261)	(1,184,529)
From net realized gain on investments (Class S)	(940,505)	(205,407)
From net realized gain on investments (Class I)	(1,811,653)	(432,451)

Total distributions to shareholders	(4,466,890)	(2,337,350)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(7,534,033)	17,724,722

Net increase (decrease) in net assets	(1,591,203)	13,662,890

NET ASSETS:

Beginning of year	76,346,811	62,683,921

End of year (including undistributed net investment income of $0 and $1,058, respectively)	$74,755,608	$76,346,811

The accompanying notes are an integral part of the financial statements.

13

Equity Income Series

Financial Highlights - Class S

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.22	0.20	0.29 [2]
Net realized and unrealized gain (loss) on investments	1.27	(0.54)	0.86

Total from investment operations	1.49	(0.34)	1.15

Less distributions to shareholders:
From net investment income	(0.24)	(0.22)	(0.23)
From net realized gain on investments	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.66)	(0.31)	(0.37)

Net asset value - End of year	$10.96	$10.13	$10.78

Net assets - End of year (000’s omitted)	$25,592	$24,584	$24,178

Total return[3]	14.82%	(3.20%)	11.63%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.95%	0.95%	0.95%
Net investment income	2.04%	1.92%	2.68%[2]
Portfolio turnover	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.10%	0.12%	0.33%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 2.07%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Equity Income Series

Financial Highlights - Class I

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.24	0.23	0.30 [2]
Net realized and unrealized gain (loss) on investments	1.29	(0.55)	0.87

Total from investment operations	1.53	(0.32)	1.17

Less distributions to shareholders:
From net investment income	(0.27)	(0.24)	(0.25)
From net realized gain on investments	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.69)	(0.33)	(0.39)

Net asset value - End of year	$10.97	$10.13	$10.78

Net assets - End of year (000’s omitted)	$49,164	$51,763	$38,506

Total return[3]	15.13%	(3.00%)	11.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%
Net investment income	2.22%	2.16%	2.82%[2]
Portfolio turnover	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.10%	0.11%	0.30%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.24 and the net investment income ratio would have been 2.19%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Equity Income Series

Notes to Financial Statements

1.	Organization

Equity Income Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Equity Income Series Class S common stock, and 100 million have been designated as Equity Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$6,399,872	$6,399,872	$—	$—
Consumer Staples	3,257,981	2,003,298	1,254,683	—
Energy	10,163,586	9,603,474	560,112	—
Financials	12,069,043	12,069,043	—	—
Health Care	6,776,579	5,202,972	1,573,607	—
Industrials	8,174,532	8,174,532	—	—
Information Technology	6,694,345	6,694,345	—	—
Materials	9,604,462	8,630,289	974,173	—
Real Estate	8,510,304	8,510,304	—	—
Utilities	1,727,458	1,727,458	—	—
Mutual funds	1,762,514	1,762,514	—	—

Total assets	$75,140,676	$70,778,101	$4,362,575	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and

17

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance (continued)

interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

18

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended December 31, 2016 is Pershing LLC, a BNY Mellon Company. No such investments were held by the Series on December 31, 2016.

The following table presents the present value of derivatives held during the year ended December 31, 2016 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2016:

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized loss on options written	$(41,012)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(10,083)

The average month-end balances for the year ended December 31, 2016 of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	539
Average notional value of option contracts written	$2,453,056

Written Option Rollforward

Transactions in options written for the year ended December 31, 2016, were as follows:

	CALLS
	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	1,305	$17,383
Options written	4,885	85,805
Options exercised	(523)	(12,080)
Options expired	(4,992)	(73,493)
Options closed	(675)	(17,615)

Outstanding options, end of year	—	$—

19

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the years ended December 31, 2014 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.65% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

20

Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.75% of average daily net assets. Accordingly, the Advisor waived fees of $72,292 for the year ended December 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $33,128,032 and $43,231,843, respectively. There were no purchases or sales of U.S. Government securities.

21

Equity Income Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Equity Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	304,339	$3,345,644	474,641	$4,989,203
Reinvested	133,815	1,465,125	69,717	702,742
Repurchased	(530,215)	(5,668,381)	(361,815)	(3,823,197)

Total	(92,061)	$(857,612)	182,543	$1,868,748

CLASS I	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	546,620	$5,917,094	2,457,926	$25,674,089
Reinvested	215,532	2,362,129	126,652	1,277,899
Repurchased	(1,387,360)	(14,955,644)	(1,048,909)	(11,096,014)

Total	(625,208)	$(6,676,421)	1,535,669	$15,855,974

Approximately 89% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series at December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, equalization and investments in options. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $112,115 was reclassified within the capital accounts to Undistributed Net Investment Income from Accumulated Net Realized Loss. Any such reclassifications are not reflected in the financial highlights.

22

Equity Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid for the year ended December 31, 2016 were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$2,248,126	$1,753,009
Long-term capital gains	$2,218,764	$584,341

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$70,502,270
Unrealized appreciation	7,572,484
Unrealized depreciation	(2,934,078)

Net unrealized appreciation	$4,638,406

Undistributed long-term gains	$69,586

23

Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

24

Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,787,644 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $1,210,904 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2016.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 71.98%, or if different, the maximum allowable under tax law.

25

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

26

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016 - present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008) The Ashley Group (property management and investment) (1995-2008) Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech) (2000-present)

ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)

HLTH Corp (WebMD) (information) (2000-2010)

Cheyne Capital International (investment) (2000-present)

GMP Companies (investment) (2000-2011)

Cytos Biotechnology Ltd (biotechnology) (2012-2014)

28

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Town of Greenburgh NY Planning Board (municipal government) (2015-present)
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

29

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEIN-12/16-AR

Unconstrained Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

2016 reminded investors of two important characteristics of financial markets. First, unexpected events can and will happen, and second, the market reaction to those events can in itself be unexpected. In late June, the United Kingdom (UK) held a referendum where the decision was made to exit the European Union (EU). While the possibility of a Brexit was considered, polling information the day before showed the majority in favor of remaining in the EU. The result sent shockwaves through financial markets, and arguably the British government itself, as the Prime Minister resigned. While markets initially sold off sharply in the days following the vote, the subsequent recovery was swift and UK markets actually posted positive returns during the third quarter.

November brought an even greater surprise with the election of Donald Trump to the U.S. presidency. Conventional wisdom leading into the election held that in the unlikely event that Donald Trump was victorious, a significant market sell-off would likely ensue. Early financial market indicators on election night certainly fit this scenario as Dow Jones Industrial Average futures fell over 800 points in overnight trading. However, by the morning bell the following day, the broad U.S. market had recovered most of its losses and went on to post positive returns for the month.

Despite these events, the global economic environment during the last several years generally persisted during 2016. Most notably, the global economy remained on its slow growth trajectory, and despite a notable increase during the fourth quarter, U.S. interest rates finished the year only slightly above where they began. From an economic perspective, the recent election result in the U.S. raises the prospects for improved confidence and business spending; however, it would be difficult to envision sustainably higher growth and inflation without governments pursuing true structural reform and/or undertaking a definitive shift in policy.

Against this backdrop, domestic fixed income markets posted positive absolute returns in 2016, though to varying degrees. In a reversal from the previous year, high yield bonds were the strongest performing asset class. Of the broad fixed income sectors, municipal bonds posted the weakest returns, followed by Treasuries. Alternatively, returns across international fixed income markets were mixed.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of providing preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and up to 50% may be invested in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives such as futures, options, swaps, and forwards may be used to manage interest rate exposure, enhance duration management, or hedge currency exposure, for example.

Performance Commentary

The Citigroup 3-Month T-Bill Index returned 0.27% for 2016. The Class S shares of the Unconstrained Bond Series returned 4.08%, significantly outperforming the benchmark on a relative basis. Contributing to relative performance was the Series’ corporate bond allocations in both the investment-grade and high yield markets.

As the index invests only in Treasuries, the Series is significantly overweight relative to the index to corporate bonds and securitized credit, which benefited performance throughout 2016. The majority of the Series was invested in investment-grade securities. High yield bond allocations ranged from about 20% - 35% throughout the year; these allocations performed well on both an absolute and relative basis. We continue to view the Series’ current overweight positions as appropriate as we feel investors are being compensated to take on credit risk given current credit spreads. However, we would expect to pare back corporate exposure if credit spreads tighten, or if our outlook for the economy and/or macro risks change.

The Series’ largest underweight relative to the benchmark is to U.S. Treasuries. Despite the increase seen in 2016, yields remain quite low. As a result, we continue to believe that interest rates do not adequately compensate investors to take on significant levels of interest rate risk. Therefore, the Series maintains a modest duration. Should interest rates continue to increase to more attractive levels (causing prices to decline), we would look to increase duration through the purchase of longer maturity Treasuries or Agencies to take advantage of higher levels of income. If rates consolidate and prices rise, we may look to reduce duration.

Identifying opportunities in the fixed income space during 2017 will remain challenging, but we will continue to take advantage of volatility if it arises. Over the intermediate-term, we expect interest rates to follow a gradual upward path, but do not anticipate a short-term spike similar to what we saw following the U.S. Presidential election. We think the Fed will remain flexible and proceed slowly with small increases to the federal funds target rate that do not follow a well-defined schedule, whereas other major central banks across the globe are likely to maintain easier policies. Investor uncertainty coupled with diverging policy interest rates necessitates a flexible, selective approach when navigating fixed income markets for potential investment opportunities. As an active manager, Manning & Napier has implemented this type of investment strategy for over 45 years as we help clients achieve their long-term financial goals.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2016.

Prior to 05/01/2015, the Unconstrained Bond Series was the Core Plus Bond Series, which had an investment objective of “providing long-term total return by investing primarily in fixed income securities” and did not use derivatives.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The prices of fixed income securities with shorter durations generally will be less affected by changes in interest rates than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S3	4.08%	3.38%	5.13%	4.86%
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class I3,4	4.27%	3.52%	5.20%	4.92%
Citigroup 3-Month T-Bill Index[5]	0.27%	0.09%	0.73%	1.21%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Unconstrained Bond Series -Class S for the ten years ended December 31, 2016 to the Citigroup 3-Month T-Bill Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from April 21, 2005, the Class S inception date. The Citigroup 3-Month T-Bill Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2016, this net expense ratio was 0.75% for Class S and 0.50% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for Class S and 0.50% for Class I for the year ended December 31, 2016.

4For periods prior to the inception of Class I on August 1, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S.

5The Citigroup 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16-12/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,010.20	$3.77	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.39	$3.79	0.75%
Class I
Actual	$1,000.00	$1,010.70	$2.53	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2016

(unaudited)

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 52.8%

Non-Convertible Corporate Bonds - 52.8%
Consumer Discretionary - 5.7%
Auto Components - 1.0%
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	Ba3	9,000,000	$9,016,875

Automobiles - 1.0%
Ford Motor Credit Co. LLC[3], 1.806%, 11/4/2019	Baa2	9,000,000	9,027,162

Household Durables - 2.4%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	B1	1,845,000	1,854,225
CalAtlantic Group, Inc., 8.375%, 5/15/2018	Ba2	2,274,000	2,467,290
Lennar Corp., 12.25%, 6/1/2017	Ba1	7,737,000	8,065,822
Meritage Homes Corp., 4.50%, 3/1/2018	Ba2	500,000	507,500
Meritage Homes Corp., 7.00%, 4/1/2022	Ba2	835,000	903,888
NVR, Inc., 3.95%, 9/15/2022	Baa2	6,225,000	6,344,203
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	B1	900,000	915,750
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	Caa1	1,010,000	898,900

			21,957,578

Media - 1.3%
Cablevision Systems Corp., 8.625%, 9/15/2017	B3	3,025,000	3,146,000
CSC Holdings LLC, 7.625%, 7/15/2018	B2	285,000	304,238
CSC Holdings, LLC[4], 10.875%, 10/15/2025	B2	910,000	1,082,900
DISH DBS Corp., 4.625%, 7/15/2017	Ba3	4,000,000	4,045,000
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	Ba3	1,050,000	1,044,750
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	B1	1,765,000	1,822,362

			11,445,250

Total Consumer Discretionary			51,446,865

Consumer Staples - 1.2%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A3	1,600,000	1,782,188
Constellation Brands, Inc., 7.25%, 5/15/2017	Ba1	2,000,000	2,040,000
DS Services of America, Inc. (Canada)[4], 10.00%, 9/1/2021	Ba2	3,170,000	3,475,113

			7,297,301

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	Ba3	1,670,000	1,611,550

Food Products - 0.1%
Pinnacle Operating Corp.[5], 9.00%, 11/15/2020	C	1,095,000	481,800

Household Products - 0.1%
HRG Group, Inc., 7.75%, 1/15/2022	Caa1	910,000	948,675

Total Consumer Staples			10,339,326

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 6.5%
Energy Equipment & Services - 0.6%
Ensco plc, 5.20%, 3/15/2025	B1	3,900,000	$3,368,313
McDermott International, Inc.[4], 8.00%, 5/1/2021	B2	1,740,000	1,757,400

			5,125,713

Oil, Gas & Consumable Fuels - 5.9%
Cheniere Corpus Christi Holdings, LLC[4], 7.00%, 6/30/2024	Ba3	1,065,000	1,152,862
Cheniere Corpus Christi Holdings, LLC[4], 5.875%, 3/31/2025	Ba3	1,110,000	1,132,543
Chevron Corp., 1.718%, 6/24/2018	Aa2	4,500,000	4,513,779
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018	Baa2	3,500,000	3,517,105
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	Baa2	1,750,000	1,838,498
ConocoPhillips Co.[3], 1.806%, 5/15/2022	Baa2	7,000,000	6,928,110
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	B1	800,000	820,000
Enviva Partners LP - Enviva Partners Finance Corp.[4], 8.50%, 11/1/2021	B2	1,410,000	1,469,925
Hilcorp Energy I LP - Hilcorp Finance Co.[4], 5.75%, 10/1/2025	Ba2	520,000	526,500
Kinder Morgan, Inc., 7.25%, 6/1/2018	Baa3	9,000,000	9,591,012
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023	Baa3	6,500,000	7,134,472
NGL Energy Partners LP - NGL Energy Finance Corp.[4], 7.50%, 11/1/2023	B2	910,000	939,575
PBF Holding Co. LLC - PBF Finance Corp.[4], 7.00%, 11/15/2023	B1	1,090,000	1,084,550
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	Baa3	3,330,000	3,444,052
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026	Baa3	4,500,000	4,099,500
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba1	980,000	1,048,600
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[4], 5.50%, 9/15/2024	B1	1,435,000	1,424,238
TransCanada PipeLines Ltd. (Canada), 1.625%, 11/9/2017	A3	2,000,000	1,998,528

			52,663,849

Total Energy			57,789,562

Financials - 23.1%
Banks - 13.6%
Bank of America Corp.[3], 1.723%, 9/15/2026	Baa3	7,811,000	7,000,413
The Bank of Nova Scotia (Canada), 1.85%, 4/14/2020	Aaa	9,035,000	8,920,346
Bank of Scotland plc (United Kingdom)[4], 5.25%, 2/21/2017	Aaa	8,000,000	8,046,744
Barclays Bank plc (United Kingdom)[4], 6.05%, 12/4/2017	Baa3	8,250,000	8,522,968
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021	Baa3	2,540,000	3,153,943
CIT Group, Inc., 5.00%, 5/15/2017	Ba3	4,500,000	4,550,625
CIT Group, Inc., 4.25%, 8/15/2017	Ba3	4,500,000	4,561,875
Citigroup, Inc.[3], 1.48%, 8/25/2036	Baa3	6,330,000	5,031,173
HSBC Holdings plc (United Kingdom)[3], 2.59%, 5/25/2021	A1	9,000,000	9,192,753
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1	3,200,000	3,257,341
JPMorgan Chase & Co.[3], 1.837%, 1/23/2020	A3	4,093,000	4,138,097

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3		4,000,000	$4,309,832
JPMorgan Chase & Co.[3], 2.411%, 3/1/2021	A3		8,780,000	9,050,336
Lloyds Bank plc (United Kingdom)[4,6,7], 12.00%	BB	[8]	1,015,000	1,352,488
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	Baa2		7,516,000	7,552,332
National Australia Bank Ltd. (Australia)[4], 2.00%, 2/22/2019	Aaa		9,000,000	9,036,540
National Bank of Canada (Canada)[4], 1.40%, 4/20/2018	Aaa		9,000,000	8,974,701
Popular, Inc., 7.00%, 7/1/2019	B2		2,185,000	2,253,281
Royal Bank of Canada (Canada), 2.20%, 9/23/2019	Aaa		8,500,000	8,547,056
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa3		3,750,000	3,716,741

				121,169,585

Capital Markets - 3.7%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3		3,000,000	3,254,959
The Goldman Sachs Group, Inc.[3], 2.537%, 11/29/2023	A3		8,305,000	8,562,513
Morgan Stanley[3], 2.026%, 1/27/2020	A3		8,750,000	8,827,411
Morgan Stanley, 5.75%, 1/25/2021	A3		3,940,000	4,371,729
UBS AG (Switzerland)[3], 1.781%, 6/1/2020	A1		8,000,000	8,006,008

				33,022,620

Consumer Finance - 2.1%
Ally Financial, Inc., 2.75%, 1/30/2017	Ba3		6,500,000	6,501,301
Ally Financial, Inc., 3.25%, 11/5/2018	BB	[8]	2,500,000	2,503,125
American Express Credit Corp.[3], 1.667%, 5/26/2020	A2		7,500,000	7,540,575
Navient Corp., 4.625%, 9/25/2017	Ba3		250,000	254,062
Navient Corp., 6.125%, 3/25/2024	Ba3		2,105,000	2,044,481

				18,843,544

Diversified Financial Services - 0.1%
Horizon Pharma, Inc., 6.625%, 5/1/2023	B3		610,000	581,025
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	B1		575,000	575,000

				1,156,025

Insurance - 2.4%
American International Group, Inc., 4.875%, 6/1/2022	Baa1		4,260,000	4,655,221
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2		10,700,000	11,300,463
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3		3,045,000	3,097,060
Prudential Financial, Inc.[9], 5.875%, 9/15/2042	Baa2		2,460,000	2,579,925

				21,632,669

Thrifts & Mortgage Finance - 1.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3		9,005,000	9,005,000

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance (continued)
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	Ba3	1,780,000	$1,691,000

			10,696,000

Total Financials			206,520,443

Health Care - 1.7%
Biotechnology - 0.5%
AbbVie, Inc., 2.50%, 5/14/2020	Baa2	3,000,000	3,000,783
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	B3	1,480,000	1,480,000

			4,480,783

Health Care Providers & Services - 1.0%
Fresenius Medical Care US Finance II, Inc. (Germany)[4], 6.50%, 9/15/2018	Ba2	4,019,000	4,250,093
HCA, Inc., 7.50%, 2/15/2022	B1	1,625,000	1,844,375
LifePoint Health, Inc.[4], 5.375%, 5/1/2024	Ba2	1,568,000	1,535,856
Tenet Healthcare Corp., 8.125%, 4/1/2022	Caa1	1,175,000	1,108,612

			8,738,936

Pharmaceuticals - 0.2%
Concordia International Corp. (Canada)[4], 7.00%, 4/15/2023	Caa3	1,885,000	593,775
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[4], 5.625%, 10/15/2023	B1	1,390,000	1,296,175

			1,889,950

Total Health Care			15,109,669

Industrials - 5.5%
Aerospace & Defense - 0.4%
Arconic, Inc., 6.75%, 7/15/2018	Ba2	2,000,000	2,127,500
Arconic, Inc., 5.87%, 2/23/2022	Ba2	1,280,000	1,369,599

			3,497,099

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,10], 10.00%, 2/15/2018	Ca	964,181	636,359

Airlines - 0.6%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	1,335,000	1,375,050
Southwest Airlines Co., 2.75%, 11/6/2019	Baa1	3,715,000	3,780,577

			5,155,627

Commercial Services & Supplies - 0.2%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020	B3	965,000	989,126

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies (continued)
Herc Rentals, Inc.[4], 7.50%, 6/1/2022	B3		750,000	$790,312

				1,779,438

Industrial Conglomerates - 1.3%
General Electric Co.[3], 1.261%, 5/5/2026	A1		8,800,000	8,514,150
Siemens Financieringsmaatschappij N.V. (Germany)[4], 2.15%, 5/27/2020	A1		3,000,000	2,981,796

				11,495,946

Machinery - 0.5%
CNH Industrial Capital LLC, 3.625%, 4/15/2018	Ba1		1,850,000	1,873,124
Meritor, Inc., 6.25%, 2/15/2024	B2		1,115,000	1,092,700
Shape Technologies Group, Inc.[4], 7.625%, 2/1/2020	B2		915,000	935,588
Xerium Technologies, Inc.[4], 9.50%, 8/15/2021	B2		745,000	743,138

				4,644,550

Trading Companies & Distributors - 2.5%
AerCap Ireland Capital Ltd. - AerCap Global Aviation Trust (Netherlands), 2.75%, 5/15/2017	Ba1		2,250,000	2,252,812
Air Lease Corp., 5.625%, 4/1/2017	BBB	[8]	5,595,000	5,643,956
Air Lease Corp., 3.375%, 6/1/2021	BBB	[8]	2,500,000	2,534,638
Aircastle Ltd., 6.75%, 4/15/2017	Ba1		8,500,000	8,585,000
Aircastle Ltd., 5.50%, 2/15/2022	Ba1		850,000	901,000
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		1,795,000	1,866,800
International Lease Finance Corp., 6.25%, 5/15/2019	Ba1		590,000	634,250

				22,418,456

Total Industrials				49,627,475

Information Technology - 0.5%
Internet Software & Services - 0.1%
Nuance Communications, Inc.[4], 5.625%, 12/15/2026	Ba3		1,300,000	1,278,225

IT Services - 0.1%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	Aa3		1,000,000	1,005,168

Semiconductors & Semiconductor Equipment - 0.3%
QUALCOMM, Inc., 3.00%, 5/20/2022	A1		2,400,000	2,431,886

Total Information Technology				4,715,279

Materials - 1.7%
Chemicals - 0.7%
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2		4,760,000	5,455,345
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[4], 8.375%, 12/1/2022	B3		1,110,000	1,121,100

				6,576,445

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[4], 7.25%, 5/15/2024	B3	330,000	$347,738

Metals & Mining - 0.4%
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	Ba1	885,000	898,824
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	B3	1,390,000	1,383,050
Techniplas LLC[4], 10.00%, 5/1/2020	Caa2	1,065,000	923,888

			3,205,762

Paper & Forest Products - 0.6%
Domtar Corp., 4.40%, 4/1/2022	Baa3	3,565,000	3,667,900
Tembec Industries, Inc. (Canada)[4], 9.00%, 12/15/2019	B3	1,735,000	1,622,225

			5,290,125

Total Materials			15,420,070

Real Estate - 2.1%
Equity Real Estate Investment Trusts (REITS) - 2.0%
American Tower Corp., 2.80%, 6/1/2020	Baa3	4,000,000	4,002,120
American Tower Trust I, Series 13, Class 1A4, 1.551%, 3/15/2043	Aaa	1,625,000	1,623,670
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	A2	4,070,000	4,409,686
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	A2	610,000	649,571
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	B2	1,030,000	1,114,975
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	Ba1	870,000	852,600
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021	B2	1,400,000	1,316,000
Welltower, Inc., 4.95%, 1/15/2021	Baa1	3,450,000	3,720,698

			17,689,320

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[11], 8.50%, 6/1/2022	Caa1	735,000	703,763

Total Real Estate			18,393,083

Telecommunication Services - 4.4%
Diversified Telecommunication Services - 3.7%
AT&T, Inc.[3], 1.928%, 6/30/2020	Baa1	8,000,000	8,043,392
AT&T, Inc., 4.45%, 4/1/2024	Baa1	3,620,000	3,773,618
CenturyLink, Inc., 7.50%, 4/1/2024	Ba3	1,280,000	1,344,000
Frontier Communications Corp., 11.00%, 9/15/2025	B1	2,145,000	2,214,712
Inmarsat Finance plc (United Kingdom)[4], 4.875%, 5/15/2022	Ba2	2,395,000	2,329,138
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	B1	1,550,000	1,577,125
Qwest Corp., 6.50%, 6/1/2017	Ba1	8,500,000	8,654,700
Verizon Communications, Inc., 4.15%, 3/15/2024	Baa1	4,500,000	4,702,419

			32,639,104

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services - 0.7%
Altice Financing S.A. (Luxembourg)[4], 6.625%, 2/15/2023	B1		1,780,000	$1,828,949
Hughes Satellite Systems Corp.[4], 6.625%, 8/1/2026	B3		1,395,000	1,401,975
SBA Tower Trust[4], 2.933%, 12/11/2017	A2		1,660,000	1,661,721
SBA Tower Trust[4], 3.598%, 4/15/2018	Baa3		1,640,000	1,646,051

				6,538,696

Total Telecommunication Services				39,177,800

Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Atlantica Yield plc (Spain)[4], 7.00%, 11/15/2019	B2		2,140,000	2,182,800
Terraform Global Operating LLC[4], 9.75%, 8/15/2022	Caa1		980,000	1,046,150

Total Utilities				3,228,950

TOTAL CORPORATE BONDS
(Identified Cost $470,145,477)				471,768,522

ASSET-BACKED SECURITIES - 9.6%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	WR	[12]	517,224	502,677
BMW Vehicle Owner Trust, Series 2016-A, Class A2A, 0.99%, 5/28/2019	Aaa		3,000,000	2,996,263
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa		4,400,000	4,357,236
Carmax Auto Owner Trust, Series 2016-3, Class A2, 1.17%, 8/15/2019	AAA	[8]	4,745,000	4,742,129
CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	Aaa		4,300,000	4,291,465
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	WR	[12]	702,221	696,516
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A2[4], 1.47%, 4/15/2019	Aaa		2,418,594	2,420,946
Colony American Homes, Series 2015-1A, Class A3,4, 1.936%, 7/17/2032	Aaa		1,840,772	1,842,934
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	AAA	[8]	1,847,653	1,846,627
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[4], 1.74%, 2/22/2022	AAA	[8]	1,830,000	1,824,819
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	WR	[12]	311,918	315,552
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	WR	[12]	292,181	289,624
Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.28%, 9/15/2019	Aaa		3,976,458	3,978,033
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	AAA	[8]	4,600,000	4,589,023
Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A4[4], 1.26%, 9/17/2018	AAA	[8]	1,617,113	1,617,274
The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Illinois Student Assistance Commission, Series 2010-1, Class A2[3], 1.932%, 4/25/2022	AAA	[8]	1,068,491	$1,070,200
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, 2.036%, 8/17/2032	Aaa		1,792,242	1,796,657
Mercedes Benz Auto Lease Trust, Series 2015-A, Class A4, 1.21%, 10/15/2020	Aaa		2,800,000	2,800,180
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa		4,400,000	4,388,028
Navient Student Loan Trust, Series 2016-2, Class A1[3,4], 1.506%, 6/25/2065	Aaa		1,367,156	1,372,153
Navient Student Loan Trust, Series 2016-3A, Class A1[3,4], 1.356%, 6/25/2065	AAA	[8]	3,852,058	3,862,878
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	Aaa		1,900,000	1,899,997
Nissan Auto Lease Trust, Series 2016-A, Class A2A, 1.22%, 8/15/2018	Aaa		2,939,293	2,939,162
Nissan Auto Receivables Owner Trust, Series 2016 - B, Class A1, 0.63%, 5/15/2017	Aaa		131,155	131,155
SLM Student Loan Trust, Series 2008-6, Class A3[3], 1.632%, 1/25/2019	A2		1,710,737	1,712,289
SLM Student Loan Trust, Series 2008-7, Class A3[3], 1.532%, 4/25/2019	A2		1,629,267	1,627,107
SLM Student Loan Trust, Series 2012-5, Class A2[3], 1.056%, 6/25/2019	Aaa		2,186,999	2,176,921
SLM Student Loan Trust, Series 2012-7, Class A2[3], 1.036%, 9/25/2019	Aaa		1,775,949	1,773,012
SLM Student Loan Trust, Series 2013-1, Class A2[3], 1.006%, 9/25/2019	Aaa		909,187	907,842
South Carolina Student Loan Corp., Series 2005, Class A3[3], 1.071%, 12/1/2023	Aaa		1,515,028	1,504,301
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.924%, 11/15/2027	AAA	[8]	2,005,000	1,990,513
Tax Ease Funding LLC, Series 2016-1A, Class A4, 3.131%, 6/15/2028	WR	[12]	915,252	909,284
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A2A, 1.02%, 10/15/2018	Aaa		3,300,000	3,298,062
Toyota Auto Receivables Owner Trust, Series 2016-C, Class A2A, 1.00%, 1/15/2019	Aaa		1,155,000	1,153,055
Tricon American Homes Trust, Series 2016-SFR1, Class A4, 2.589%, 11/17/2033	Aaa		2,400,000	2,330,441
Wheels SPV 2 LLC, Series 2016-1A, Class A1[4], 0.85%, 8/20/2017	AAA	[8]	2,647,840	2,647,135
Wheels SPV 2 LLC, Series 2016-1A, Class A2[4], 1.59%, 5/20/2025	AAA	[8]	500,000	497,801
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A4, 1.37%, 1/15/2020	Aaa		3,240,000	3,241,565
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A2A, 1.20%, 2/15/2019	Aaa		3,300,000	3,294,708

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $85,809,998)				85,635,564

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.2%
Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	AAA	[8]	203,892	$211,333
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	AAA	[8]	841,545	775,176
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	Aaa		483,731	483,407
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class AX (IO)[3], 1.358%, 11/25/2019	Aaa		7,106,673	248,613
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.404%, 8/25/2020	Aaa		10,341,359	387,664
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.201%, 4/25/2021	Aaa		7,603,137	332,836
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.539%, 10/25/2021	Aaa		4,948,416	299,536
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.367%, 12/25/2021	Aaa		35,416,330	1,949,839
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.479%, 6/25/2022	Aaa		17,715,775	1,165,337
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.215%, 4/25/2023	Aaa		59,573,032	687,532
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.115%, 5/25/2023	Aaa		35,076,005	238,113
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.546%, 10/25/2018	Aaa		7,779,010	182,114
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	Aaa		1,480,000	1,484,998
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.286%, 7/25/2048	AA	[8]	950,000	963,657
FREMF Mortgage Trust, Series 2011-K702, Class B3,4, 4.765%, 4/25/2044	A3		230,000	236,794
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	WR	[12]	92,514,752	451,898
FREMF Mortgage Trust, Series 2013-K712, Class B3,4, 3.365%, 5/25/2045	AA	[8]	1,300,000	1,320,114
FREMF Mortgage Trust, Series 2014-K716, Class B3,4, 3.952%, 8/25/2047	A2		2,550,000	2,636,711
FREMF Mortgage Trust, Series 2015-K42, Class B3,4, 3.853%, 12/25/2024	A3		1,900,000	1,878,733
FREMF Mortgage Trust, Series 2015-K43, Class B3,4, 3.735%, 2/25/2048	WR	[12]	1,500,000	1,469,712
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,4], 3.382%, 12/15/2034	AA	[8]	2,000,000	2,030,264
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,4], 3.382%, 12/15/2034	BBB	[8]	1,150,000	1,143,595
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[4], 4.07%, 11/15/2043	AAA	[8]	750,000	782,370

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3[4], 4.106%, 7/15/2046	AAA	[8]		3,568,486	$3,672,030
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043	WR	[12]		619,028	599,526
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043	AAA	[8]		740,694	746,654
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029	AAA	[8]		1,118,286	1,125,188
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041	Aaa			874,561	874,062
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030	WR	[12]		1,900,000	1,906,495
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054	AAA	[8]		1,140,674	1,157,189
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,4], 3.75%, 8/25/2055	Aaa			1,688,589	1,743,513
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	AAA	[8]		420,000	446,636
SCG Trust, Series 2013-SRP1, Class AJ3,4, 2.654%, 11/15/2026	AAA	[8]		2,000,000	1,983,082
Sequoia Mortgage Trust, Series 2013-2, Class A3, 1.874%, 2/25/2043	AAA	[8]		832,496	795,359
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA	[8]		658,920	647,980
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa			925,226	910,998
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,4], 2.50%, 10/25/2056	Aaa			2,400,000	2,388,874
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	AAA	[8]		1,195,000	1,260,698
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043	Aaa			1,350,000	1,437,863
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,4], 4.869%, 2/15/2044	Aaa			1,550,000	1,689,661
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,4], 3.50%, 1/20/2045	WR	[12]		1,066,913	1,064,058
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,4], 3.50%, 3/20/2045	Aaa			1,154,581	1,164,449

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $46,022,079)					46,974,661

FOREIGN GOVERNMENT BONDS - 4.6%
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Ba2			1,300,000	1,508,000
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2			2,600,000	2,431,000
Chile Government (Chile), 5.50%, 8/5/2020	Aa3		CLP	1,800,000,000	2,827,402
Japan Government Two Year Bond (Japan), 0.10%, 10/15/2018	A1		JPY	1,750,000,000	15,050,674
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2			500,000	491,025
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	WR	[12]	KRW	5,000,000,000	4,154,930
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	64,000,000	3,070,286
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	35,000,000	1,737,605

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT 2/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3	MXN	126,000,000	$5,868,508
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019	Aa1		4,500,000	4,426,952

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $50,832,306)				41,566,382

MUTUAL FUNDS - 4.9%
iShares iBoxx $ High Yield Corporate Bond ETF			251,000	21,724,050
SPDR Bloomberg Barclays High Yield Bond ETF			596,000	21,724,200

TOTAL MUTUAL FUNDS
(Identified Cost $43,478,688)				43,448,250

U.S. TREASURY SECURITIES - 8.9%

U.S. Treasury Bonds - 2.8%
U.S. Treasury Bond, 6.25%, 5/15/2030			6,100,000	8,629,835
U.S. Treasury Bond, 4.75%, 2/15/2037			6,300,000	8,199,595
U.S. Treasury Bond, 2.50%, 2/15/2045			9,300,000	8,283,901

Total U.S. Treasury Bonds
(Identified Cost $26,366,643)				25,113,331

U.S. Treasury Notes - 6.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2018			17,609,925	17,770,087
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020			18,425,306	18,616,744
U.S. Treasury Inflation Indexed Note, 0.25%, 1/15/2025			18,370,440	18,067,015

Total U.S. Treasury Notes
(Identified Cost $53,947,178)				54,453,846

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $80,313,821)				79,567,177

U.S. GOVERNMENT AGENCIES - 7.6%

Mortgage-Backed Securities - 7.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021			530,730	561,110
Fannie Mae, Pool #995233, 5.50%, 10/1/2021			40,934	42,974
Fannie Mae, Pool #888017, 6.00%, 11/1/2021			53,526	57,299
Fannie Mae, Pool #995329, 5.50%, 12/1/2021			367,744	389,090
Fannie Mae, Pool #888136, 6.00%, 12/1/2021			66,913	71,719
Fannie Mae, Pool #888810, 5.50%, 11/1/2022			637,155	674,361
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024			42,872	45,997
Fannie Mae, Pool #MA0115, 4.50%, 7/1/2029			128,507	138,926
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034			498,963	539,956
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034			1,010,145	1,072,531
Fannie Mae, Pool #918516, 5.50%, 6/1/2037			224,222	250,543
Fannie Mae, Pool #933731, 5.50%, 4/1/2038			234,226	261,326

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	280,018	$311,709
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	743,846	843,382
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	296,069	330,691
Fannie Mae, Pool #AA7236, 4.00%, 6/1/2039	1,214,265	1,281,225
Fannie Mae, Pool #AJ1989, 4.50%, 10/1/2041	2,764,197	2,986,013
Fannie Mae, Pool #AW5338, 4.50%, 6/1/2044	1,555,688	1,673,817
Fannie Mae, Pool #AS3878, 4.50%, 11/1/2044	1,597,542	1,722,286
Fannie Mae, Pool #BC5442, 4.00%, 4/1/2046	3,534,449	3,718,574
Fannie Mae, Pool #BC9568, 4.00%, 5/1/2046	5,039,233	5,302,861
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	164,267	171,155
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	68,550	73,610
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	48,906	52,529
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	36,820	39,681
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	65,310	70,233
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	28,540	30,520
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031	305,197	328,717
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	828,709	893,013
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	799,107	863,457
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	241,446	261,054
Freddie Mac, Pool #C91760, 3.50%, 5/1/2034	3,895,641	4,029,304
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	1,149,710	1,222,947
Freddie Mac, Pool #C91811, 4.00%, 1/1/2035	1,637,519	1,741,928
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	767,123	861,591
Freddie Mac, Pool #C91872, 3.50%, 4/1/2036	4,343,227	4,501,967
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	333,203	371,614
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	372,382	415,355
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	258,293	288,065
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	28,025	31,225
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	202,760	229,064
Freddie Mac, Pool #A96363, 4.50%, 1/1/2041	4,501,164	4,848,591
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	874,721	975,427
Freddie Mac, Pool #G60342, 4.50%, 5/1/2042	4,331,216	4,661,175
Freddie Mac, Pool #G07998, 4.50%, 7/1/2044	4,677,966	5,045,006
Freddie Mac, Pool #Q38473, 4.00%, 1/1/2046	6,525,682	6,857,926
Freddie Mac, Pool #Q40375, 3.50%, 5/1/2046	6,684,072	6,850,325

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $68,742,321)		67,991,869

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 5.0%

Dreyfus Government Cash Management[13], 0.45%,
(Identified Cost $44,852,204)	44,852,204	$44,852,204

TOTAL INVESTMENTS - 98.6%
(Identified Cost $890,196,894)		881,804,629
OTHER ASSETS, LESS LIABILITIES - 1.4%		12,470,902

NET ASSETS - 100%		$894,275,531

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2016:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION
128	U.S. Treasury Notes (5 Year)	CBOT	March 2017	15,061,000	$18,756
54	U.S. Treasury Notes (2 Year)	CBOT	March 2017	11,701,125	3,275
121	U.S. Ultra Treasury Bonds (10 Year)	CBOT	March 2017	16,221,563	34,733

Total					56,764

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2016[14]:
SETTLEMENT DATE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
10/17/2017	JPY 1,763,519,588	$17,398,575	$15,327,862	$2,070,713

CBOT - Chicago Board of Trade

CLP - Chilean Peso

ETF - Exchange-Traded Fund

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

##Less than 0.1%.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of December 31, 2016.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $178,809,642 or 20.0%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired between September 13, 2013 and December 16, 2014 at a cost of $1,130,763 ($103.27 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $481,800, or 0.1%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

6Security is perpetual in nature and has no stated maturity date.

7The rate shown is a fixed rate as of December 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

8Credit ratings from S&P (unaudited).

9The rate shown is a fixed rate as of December 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

10Represents a Payment-In-Kind bond.

11Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was acquired between May 7, 2014 and December 16, 2014 at a cost of $748,085 ($101.78 per share). This security has been sold under rule 144A and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $703,763, or 0.1%, of the Series’ net assets as of December 31, 2016 (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2016

12Credit rating has been withdrawn. As of December 31, 2016, there is no rating available (unaudited).

13Rate shown is the current yield as of December 31, 2016.

14The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2016

ASSETS:

Investments, at value (identified cost $890,196,894) (Note 2)	$881,804,629
Interest receivable	5,886,307
Deposits at broker for futures contracts	4,540,991
Receivable for fund shares sold	845,188
Receivable for securities sold	666,745
Unrealized appreciation on foreign forward currency contracts (Note 2)	2,070,713
Dividends receivable	108,156
Prepaid and other expenses	23,853

TOTAL ASSETS	895,946,582

LIABILITIES:

Accrued management fees (Note 3)	336,699
Accrued shareholder services fees (Class S) (Note 3)	179,469
Accrued fund accounting and administration fees (Note 3)	46,882
Accrued transfer agent fees (Note 3)	4,627
Accrued Directors’ fees (Note 3)	632
Accrued Chief Compliance Officer service fees (Note 3)	346
Payable for fund shares repurchased	961,961
Variation margin payable on futures contracts	94,328
Other payables and accrued expenses	46,107

TOTAL LIABILITIES	1,671,051

TOTAL NET ASSETS	$894,275,531

NET ASSETS CONSIST OF:

Capital stock	$871,238
Additional paid-in-capital	902,000,386
Distributions in excess of net investment income	(56,188)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,274,191)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(6,265,714)

TOTAL NET ASSETS	$894,275,531

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($845,042,657/81,820,357 shares)	$10.33

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($49,232,874/5,303,399 shares)	$9.28

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:

Interest	$25,603,595
Dividends	307,959

Total Investment Income	25,911,554

EXPENSES:

Management fees (Note 3)	3,971,462
Shareholder services fees (Class S) (Note 3)	2,091,118
Fund accounting and administration fees (Note 3)	174,898
Directors’ fees (Note 3)	61,574
Transfer agent fees (Note 3)	16,558
Chief Compliance Officer service fees (Note 3)	3,947
Custodian fees	61,867
Miscellaneous	137,613

Total Expenses	6,519,037

NET INVESTMENT INCOME	19,392,517

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(3,710,719)
Futures Contracts	2,086,775
Foreign currency and translation of other assets and liabilities	(853,671)

(2,477,615)

Net change in unrealized appreciation (depreciation) on-
Investments	16,487,606
Futures Contracts	21,694
Foreign currency and translation of other assets and liabilities	2,070,942

18,580,242

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	16,102,627

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,495,144

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,392,517	$21,352,038
Net realized gain (loss) on investments and foreign currency	(2,477,615)	1,114,958
Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,580,242	(30,758,288)

Net increase (decrease) from operations	35,495,144	(8,291,292)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(16,347,303)	(19,694,013)
From net investment income (Class I)	(974,924)	(1,451,018)
From net realized gain on investments (Class S)	—	(4,059,004)
From net realized gain on investments (Class I)	—	(210,806)
From return of capital (Class S)	—	(443,735)
From return of capital (Class I)	—	(32,692)

Total distributions to shareholders	(17,322,227)	(25,891,268)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,743,372	148,033,400

Net increase in net assets	20,916,289	113,850,840

NET ASSETS:

Beginning of year	873,359,242	759,508,402

End of year (including distributions in excess of net investment income of $56,188 and $1,031,069, respectively)	$894,275,531	$873,359,242

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.12	$10.53	$10.65	$11.27	$10.67

Income (loss) from investment operations:
Net investment income[1]	0.22	0.27	0.34	0.37	0.45
Net realized and unrealized gain (loss) on investments	0.19	(0.36)	(0.00)[2]	(0.38)	0.70

Total from investment operations	0.41	(0.09)	0.34	(0.01)	1.15

Less distributions to shareholders:
From net investment income	(0.20)	(0.26)	(0.34)	(0.37)	(0.45)
From net realized gain on investments	—	(0.05)	(0.12)	(0.24)	(0.10)
From return of capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.20)	(0.32)	(0.46)	(0.61)	(0.55)

Net asset value - End of year	$10.33	$10.12	$10.53	$10.65	$11.27

Net assets - End of year (000’s omitted)	$845,043	$835,610	$680,719	$653,668	$631,082

Total return[3]	4.08%	(0.88%)	3.18%	(0.02%)	10.94%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.18%	2.58%	3.16%	3.35%	4.01%
Portfolio turnover	56%	81%	53%	49%	41%

*Effective August 1, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[4]	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD 8/1/13[1] TO
	12/31/16	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.12	$9.52	$9.68	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.29	0.34	0.15
Net realized and unrealized gain (loss) on investments	0.16	(0.34)	(0.02)	0.00 [3]

Total from investment operations	0.39	(0.05)	0.32	0.15

Less distributions to shareholders:
From net investment income	(0.23)	(0.29)	(0.36)	(0.23)
From net realized gain on investments	—	(0.05)	(0.12)	(0.24)
From return of capital	—	(0.01)	—	—

Total distributions to shareholders	(0.23)	(0.35)	(0.48)	(0.47)

Net asset value - End of period	$9.28	$9.12	$9.52	$9.68

Net assets - End of period (000’s omitted)	$49,233	$37,749	$78,789	$19,209

Total return[4]	4.27%	(0.59%)	3.36%	1.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	0.50%[5]
Net investment income	2.50%	3.00%	3.42%	3.55%[5]
Portfolio turnover	56%	81%	53%	49%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 125 million have been designated as Unconstrained Bond Series Class S common stock and 100 million have been designated as Unconstrained Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$147,559,046	$—	$147,559,046	$—
Corporate debt:
Consumer Discretionary	51,446,865	—	51,446,865	—
Consumer Staples	10,339,326	—	10,339,326	—
Energy	57,789,562	—	57,789,562	—
Financials	206,520,443	—	206,520,443	—
Health Care	15,109,669	—	15,109,669	—
Industrials	49,627,475	—	49,627,475	—
Information Technology	4,715,279	—	4,715,279	—
Materials	15,420,070	—	15,420,070	—
Real Estate	18,393,083	—	18,393,083	—
Telecommunication Services	39,177,800	—	39,177,800	—
Utilities	3,228,950	—	3,228,950	—
Asset-backed securities	85,635,564	—	85,635,564	—
Commercial mortgage-backed securities	46,974,661	—	46,974,661	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign government bonds	$41,566,382	$—	$41,566,382	$—
Mutual funds	88,300,454	88,300,454	—	—
Other financial instruments*:
Foreign currency exchange contracts	2,070,713	—	2,070,713	—
Interest rate contracts	56,764	56,764	—	—

Total assets	$883,932,106	$88,357,218	$795,574,888	$—

There were no Level 3 securities held by the Series as of December 31, 2015 or December 31, 2016.

*Other financial instruments are futures (Level 1) and forwards (Level 2). Futures and forwards are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The average month-end balances for the year ended December 31, 2016, the period in which forward foreign currency exchange contracts were outstanding, as measured in terms of the notional amount, was approximately $16,031,697.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Series may be attempting to sell some or all the Series holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at December 31, 2016 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign forward currency exchange contracts	Net unrealized appreciation on foreign forward currency exchange contracts[1]	$2,070,713
Interest rate contracts	Net unrealized appreciation[1]	$56,764

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Foreign forward currency exchange contracts	Net realized loss on foreign currency and translation of other assets and liabilities	$(176,305)
Interest rate contracts	Net realized gain on futures contracts	$2,086,775
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Foreign forward currency exchange contracts	Net change in unrealized appreciation on foreign currency and translation of other assets and liabilities	$2,070,713
Interest rate contracts	Net change in unrealized appreciation on futures contracts	$21,694

1Includes cumulative appreciation/depreciation on futures contracts and forward foreign currency contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities for futures contracts.

The average month-end balances for the year ended December 31, 2016, the period in which such derivatives were outstanding, were as follows:

Futures Contracts:
Average number of contracts purchased	90
Average number of contracts sold	472
Average notional value of contracts purchased	$17,346,701
Average notional value of contracts sold	$75,652,855

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2016.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2016.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2013 through December 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.50% of average daily net assets each year. For the year ended December 31, 2016, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Unconstrained Bond Series

Notes to Financial Statements (continued)

Expenses not directly attributable to a series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $328,488,798 and $386,605,866, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $192,972,399 and $73,515,513, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Unconstrained Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	10,621,122	$110,330,122	26,221,830	$274,826,042
Reinvested	1,557,675	16,056,924	2,299,283	23,649,755
Repurchased	(12,955,858)	(133,550,385)	(10,588,506)	(110,904,010)

Total	(777,061)	$(7,163,339)	17,932,607	$187,571,787

CLASS I:	FOR THE YEAR ENDED 12/31/16		FOR THE YEAR ENDED 12/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,151,663	$66,358,709	2,240,234	$21,384,669
Reinvested	82,984	769,400	143,067	1,332,244
Repurchased	(6,070,806)	(57,221,398)	(6,517,164)	(62,255,300)

Total	1,163,841	$9,906,711	(4,133,863)	$(39,538,387)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2016, the Series invested in forward foreign currency exchange contracts (foreign currency exchange risk) and futures contracts (interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including wash sales and investments in Treasury Inflation Protected securities, foreign currency gains and losses, and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2016, $1,095,409 was reclassified within the capital accounts to Accumulated Net Realized Loss on Investments from Distributions in Excess of Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/16	FOR THE YEAR ENDED 12/31/15
Ordinary income	$17,322,227	$21,145,858
Long-term capital gains	$—	$4,268,983
Return of capital	$—	$476,427

At December 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$890,247,528
Unrealized appreciation	8,705,218
Unrealized depreciation	(17,148,117)

Net unrealized depreciation	$(8,442,899)

Undistributed ordinary income	$2,014,525
Capital loss carryforwards	$(2,166,793)

At December 31, 2016, the Series had net long-term capital loss carryforwards of $2,166,793, which may be carried forward indefinitely.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Unconstrained Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2017

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2016, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2016 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 30 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; investment performance of core products; product offerings, and performance on an aggregate basis vs. performance over reasonable time periods. The Directors considered qualitative factors related to performance, including the Advisor’s investment process and enhancements made to the process over the last year, analyst compensation and changes to research personnel. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with firmwide investment management profitability to provide a meaningful comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board then considered whether economies of scale were being achieved by the Advisor with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their cap, noting that 23 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that based on the current fee structure and profitability, the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and net expense ratios of each Series were compared and ranked (on both a median and percentile rank basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, strength of its compliance infrastructure, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Indefinite - Chairman and Director since August 2016

Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008)
The Ashley Group (property management and investment) (1995-2008)
Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)
HLTH Corp (WebMD) (information) (2000-2010)
Cheyne Capital International (investment) (2000-present)
GMP Companies (investment) (2000-2011)
Cytos Biotechnology Ltd (biotechnology) (2012-2014)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present) Town of Greenburgh NY Planning Board (municipal government) (2015-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (2009-present) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/16-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, Strategic Income Conservative Series, Dynamic Opportunities Series, and Equity Income Series, (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2016 and 2015 were:

	2016	2015

Audit Fees (a)	$456,925	$490,512

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$108,560	$121,380

All Other Fees (d)	$0	$0

	$565,485	611,892

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2016 and 2015.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2016	2015

Audit Related Fees	$1,944	$1,944

Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended December 31, 2016 and 2015 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2016 and 2015.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2016 and 2015 were $108,560 and $121,380, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: February 15, 2017

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: February 15, 2017